UNITED STATES SECURITY AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. 1)

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Endo International plc
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2017	Notice of the 2017 Annual General Meeting of Shareholders and Proxy Statement

June 8, 2017 at 8:00 a.m. local time

Endo International plc

First Floor ● Minerva House ● Simmonscourt Road ● Ballsbridge ● Dublin 4, Ireland

endo.com

Endo International plc First Floor Minerva House Simmonscourt Road Ballsbridge Dublin 4, Ireland endo.com

Endo International plc is a highly focused generics
and specialty branded pharmaceutical company,
delivering quality medicines to patients through
excellence in development, manufacturing and
commercialization.

Dear Fellow Endo International plc Shareholder:

It is my pleasure to invite you to the Annual General Meeting of Shareholders (the Annual Meeting) of Endo International plc (the Company), which will be held on June 8, 2017 at 8:00 a.m., local time, at First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland.

At the meeting, we will be voting:

(1)	To elect, by separate resolutions, nine members to our Board of Directors to serve until the next Annual General Meeting of Shareholders;

(2)

To approve the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017 and to authorize the Board of Directors, acting through the Audit Committee, to determine the independent registered public accounting firm’s remuneration;

(3)	To approve, on an advisory basis, the compensation of our named executive officers (say-on-pay);

(4)	To approve, on an advisory basis, the frequency of soliciting an advisory say-on-pay vote (say-on-frequency);

(5)	To approve the amendment of the Company’s Memorandum of Association;

(6)	To approve the amendment of the Company’s Articles of Association;

(7)	To approve the amendment of the Company’s Amended and Restated 2015 Stock Incentive Plan; and

(8)	To act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

During the Annual Meeting, we will also review the Company’s 2016 Irish statutory financial statements. In addition to these formal items of business, we will report on our Company’s performance.

We look forward to seeing you at the Annual Meeting should you be able to attend.

Your vote is important. Whether you plan to attend the Annual Meeting or not, we encourage you to read this Proxy Statement and vote your shares. Please vote by promptly completing and returning your proxy by internet, by mail or by attending the Annual Meeting and voting in person by ballot. You may revoke your proxy at any time before it is exercised as explained in this Proxy Statement.

Thank you for your continued interest in Endo.

Very truly yours,

PAUL V. CAMPANELLI

President, Chief Executive Officer and Director

Dublin, Ireland

April 28, 2017

Endo International plc

Registered Office: First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland

Registered in Ireland: Number—534814

Directors: Roger Hartley Kimmel (USA), Paul Victor Campanelli (USA), Shane Martin Cooke (Ireland),

Arthur Joseph Higgins (USA), Nancy June Hutson (USA), Michael Hyatt (USA), Douglas Stephen Ingram (USA),

William Patrick Montague (USA), Todd Benjamin Sisitsky (USA), Jill Deborah Smith (USA), William Frederick Spengler (USA).

Endo International plc First Floor Minerva House Simmonscourt Road Ballsbridge Dublin 4, Ireland endo.com

TO BE HELD ON JUNE 8, 2017

8:00 a.m., Local Time

First Floor, Minerva House,

Simmonscourt Road, Ballsbridge, Dublin 4, Ireland

Notice is hereby given that the 2017 Annual General Meeting of Shareholders of Endo International plc, an Irish public limited company, will be held on June 8, 2017 at 8:00 a.m., local time, at First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland.

The purposes of the meeting are:

(1)	To elect, by separate resolutions, nine members to our Board of Directors to serve until the next Annual General Meeting of Shareholders;

(2)

To approve the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017 and to authorize the Board of Directors, acting through the Audit Committee, to determine the independent registered public accounting firm’s remuneration;

(3)	To approve, on an advisory basis, the compensation of our named executive officers (say-on-pay);

(4)	To approve, on an advisory basis, the frequency of soliciting an advisory say-on-pay vote (say-on-frequency);

(5)	To approve the amendment of the Company’s Memorandum of Association;

(6)	To approve the amendment of the Company’s Articles of Association;

(7)	To approve the amendment of the Company’s Amended and Restated 2015 Stock Incentive Plan; and

(8)	To act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These proposals, other than proposals (4), (5), and (6), are ordinary resolutions requiring a simple majority of the votes cast at the Annual Meeting. Proposals (5) and (6) are special resolutions requiring the approval of 75% of the votes cast at the Annual Meeting. Proposal (4) does not require a majority vote. The say-on-frequency vote that receives the greatest number of votes—every year, every two years or every three years—will be treated as the frequency approved by shareholders.

The Company’s Irish statutory financial statements for the fiscal year ended December 31, 2016, including the reports of the directors and auditors thereon, will be presented at the Annual Meeting. There is no requirement under Irish law that such statements be approved by the shareholders, and no such approval will be sought at the Annual Meeting. The Annual Meeting also will include a review by the members of the Company’s affairs.

Only shareholders of record at the close of business on April 13, 2017 are entitled to notice of and to vote at the 2017 Annual Meeting and any adjournment thereof.

This year, we have elected to furnish proxy materials to our shareholders electronically so that we can both provide our shareholders with the information they need and also reduce our costs of printing and delivery and the environmental impact of our Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. Please vote by promptly completing and returning your proxy by internet, by mail or by attending the Annual Meeting and voting in person by ballot, so that whether you intend to be present at the Annual Meeting or not, your shares can be voted. Returning your proxy will not limit your rights to attend or vote at the Annual Meeting.

If you are a shareholder who is entitled to attend and vote, then you are entitled to appoint a proxy or proxies to attend and vote on your behalf. A proxy is not required to be a shareholder in the Company. If you wish to appoint as proxy any person other than the individuals specified on the proxy card, please specify the name(s) and address(es) of such person(s) in the proxy card.

By Order of the Board of Directors,

Orla Dunlea

Company Secretary

Dublin, Ireland

April 28, 2017

Endo International plc

Registered Office: First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland

Registered in Ireland: Number—534814

Directors: Roger Hartley Kimmel (USA), Paul Victor Campanelli (USA), Shane Martin Cooke (Ireland),

Arthur Joseph Higgins (USA), Nancy June Hutson (USA), Michael Hyatt (USA), Douglas Stephen Ingram (USA),

William Patrick Montague (USA), Todd Benjamin Sisitsky (USA), Jill Deborah Smith (USA), William Frederick Spengler (USA).

Proxy Statement for 2017 Annual General Meeting

of Shareholders

General Information

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Endo International plc, an Irish public limited company, of proxies to be voted at our 2017 Annual General Meeting (Annual Meeting) to be held on June 8, 2017, beginning at 8:00 a.m., local time. The Annual Meeting will be held at First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland.

In accordance with the rules of the U.S. Securities and Exchange Commission (SEC), we are furnishing our proxy materials (Proxy Statement for Annual Meeting, 2016 Annual Report to Shareholders, 2016 Endo International plc Form 10-K and 2016 Irish Statutory Financial Statements) by providing access to these materials electronically on the internet. As such, we are not mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner, and our shareholders will not receive printed copies of the proxy materials unless they request this form of delivery. Printed copies will be provided upon request at no charge.

We are mailing a Notice of Meeting and Internet Availability of Proxy Materials (Notice of Internet Availability) to our shareholders on or about April 28, 2017. This Notice of Internet Availability is being mailed in lieu of the printed proxy materials and contains instructions for our shareholders on how they may: (1) access and review our proxy materials on the internet; (2) submit their proxy; and (3) receive printed proxy materials. Shareholders may request to receive printed proxy materials by mail or electronically by e-mail on an ongoing basis by following the instructions in the Notice of Internet Availability. We believe that providing future proxy materials electronically will enable us to save costs associated with printing and delivering the materials and reduce the environmental impact of our annual meetings. A request to receive proxy materials in printed form by mail or by e-mail will remain in effect until such time as the shareholder elects to terminate it.

Unless otherwise indicated or the context otherwise requires, references in this proxy statement to “Endo,” the “Company,” “we,” “us,” and “our” refer to Endo International plc and its consolidated subsidiaries.

Annual General Meeting Admission

Shareholders must present a form of personal identification in order to be admitted to the Annual Meeting. For directions to the Annual Meeting, visit www.endo.com/about-us/locations.

No cameras, recording equipment or electronic devices will be permitted in the Annual Meeting.

Shareholders Entitled to Vote

Holders of ordinary shares at the close of business on April 13, 2017 (the record date), are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were [X] issued ordinary shares of Endo entitled to vote.

Each ordinary share is entitled to one vote on each matter properly brought before the Annual Meeting. Your proxy indicates the number of votes you have.

How to Vote if You Are a Shareholder of Record

Your vote is important. Shareholders of record can vote by internet, by mail or by attending the Annual Meeting and voting in person by ballot as described below.

Vote by Internet

If you choose to vote by internet, visit www.proxyvote.com, enter the control number found on the Notice of Internet Availability and follow the steps outlined on the secure website.

Vote by Mail

You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. If you choose to vote by mail, simply complete your proxy card, date and sign it, and return it in the postage-paid envelope provided.

Deadline for Voting by Internet or by Mail

If you are a shareholder of record, you may vote by internet or by telephone until 11:59 PM U.S. Eastern Time on June 7, 2017.

If you are a beneficial owner of shares held through a bank or brokerage firm, please follow the voting instructions provided by your bank or brokerage firm.

Vote at the Annual Meeting

Voting by internet or mail will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you execute your proxy but do not give voting instructions, the ordinary shares represented by that proxy will be voted as described below under the section entitled “General Information on Voting and Required Vote.”

Electronic Access to Investor Information

Endo’s Proxy Statement and other investor information are available on our Company’s website at www.endo.com, under “Investors.” You can also access the Investor page of our website by scanning the QR code to the right with your smartphone.

General Information on Voting and Required Vote

You are entitled to cast one vote for each ordinary share of Endo you own on the record date. Provided that a quorum is present, the following voting standards apply to the matters considered at the Annual Meeting:

(i)	The majority of the votes cast at the Annual Meeting, in person or by proxy, will be required in order for
◾	a nominee to be elected as a director;
◾

the Company’s independent registered public accounting firm to be appointed and the Board, acting through the Audit Committee, to be authorized to determine the independent registered public accounting firm’s remuneration;

◾	the compensation of the named executive officers to be approved, on a non-binding advisory basis; and
◾	the amendment of the Company’s Amended and Restated 2015 Stock Incentive Plan to be approved.

(ii)	The say-on-frequency vote that receives the greatest number of votes—every year, every two years or every three years—will be treated as the frequency approved by shareholders.

(iii)	75% of the votes cast at the Annual Meeting, in person or by proxy, will be required in order for:
◾	the amendment of the Company’s Memorandum of Association to be approved; and
◾	the amendment of the Company’s Articles of Association to be approved.

The presence of the holders of a majority of the issued and outstanding ordinary shares as of the record date entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Shares represented by a proxy marked “abstain” on any matter will be considered present at the Annual Meeting for purposes of determining a quorum. Abstentions will not be considered votes cast at the Annual Meeting. The practical effect of this is that abstentions are not voted in respect of these proposals. Shares represented by a proxy as to which there is a “broker non-vote” (for example, where a broker does not have the discretionary authority to vote the shares), will be considered present for the Annual Meeting for purposes of determining a quorum, and will not have any effect on the outcome of voting on the proposals.

All ordinary shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you execute the proxy but do not give voting instructions, the ordinary shares represented by that proxy will be voted:

(1)	FOR each of the nominees for election as director;
(2)

FOR the approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 and the authorization of the Board, acting through the Audit Committee, to determine the independent registered public accounting firm’s remuneration;

(3)	FOR the approval, on an advisory basis, of the compensation to be paid to the named executive officers;
(4)	ONE YEAR as the frequency of future say-on-pay votes;
(5)	FOR the approval of the amendment of the Company’s Memorandum of Association;
(6)	FOR the approval of the amendment of the Company’s Articles of Association; and
(7)	FOR the approval of the amendment of the Company’s Amended and Restated 2015 Stock Incentive Plan.

Voting on Other Matters

If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date the Company began printing this Proxy Statement, no other matters had been raised for consideration at the Annual Meeting.

How You May Revoke or Change Your Vote

You can revoke your proxy at any time before it is voted at the Annual Meeting by:

◾	sending written notice of revocation to the Company Secretary;
◾	timely delivering a valid, later-dated proxy; or
◾

attending the Annual Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor from the holder of record, to be able to vote at the meeting.

List of Shareholders

The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 8:45 a.m. and 4:30 p.m. local time, at our registered office at First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland.

Cost of Proxy Solicitation

The Company will pay for preparing, printing and mailing this Proxy Statement and we will pay for the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs of sending the proxy materials to our beneficial owners. We have also retained Innisfree M&A Inc. to assist in soliciting proxies. We will pay Innisfree M&A Inc. a base fee of approximately $25,000 plus reasonable out-of-pocket expenses for these services.

Presentation of Irish Statutory Financial Statements

The Company’s Irish Statutory Financial Statements for the fiscal year ended December 31, 2016, including the reports of the directors and auditors thereon, will be presented at the Annual Meeting. There is no requirement under Irish law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Company’s 2016 Irish Statutory Financial Statements are available, along with the Proxy Statement for Annual Meeting, 2016 Annual Report to Shareholders, 2016 Endo International plc Form 10-K and other proxy materials, at www.proxyvote.com.

Proposal 1: Election of Directors

The Board of Directors

The Company’s Memorandum and Articles of Association provide that the number of directors of the Company shall be not less than five nor more than twelve, the exact number of which shall be fixed from time to time by resolution of the Board of Directors or by a resolution adopted by holders of a majority of the Company’s ordinary shares. In May 2016, the Board resolved that the number of directors be fixed at eleven.

Under the terms of the Company’s Memorandum and Articles of Association, directors need not be shareholders of the Company or residents of Ireland. However, pursuant to the Common Stock Ownership Guidelines (Ownership Guidelines) approved by the Board of Directors, each non-employee director should, but is not required to, have ownership of the Company’s ordinary shares equal in value to at least five times his or her current annual cash retainer to be achieved within five years of joining the Board, as further described in the section below entitled “Common Stock Ownership Guidelines.” Directors are elected for a one-year term and shall retire from office unless re-elected by ordinary resolution at the next following Annual General Meeting. Non-employee Directors receive compensation for their services as determined by the Board of Directors, as further described in the section entitled “Compensation of Executive Officers and Directors—2016 Compensation of Non-Employee Directors.” A vacancy on the Board, or a newly created directorship resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, even though less than a quorum remains. A director appointed to fill a vacancy remains a director until the next following Annual Meeting or his or her earlier death, resignation or removal.

Currently, the Board of Directors consists of eleven members. In September 2016, Rajiv De Silva ceased serving as President, Chief Executive Officer and a member of the Board and Paul V. Campanelli was appointed to such positions. Currently serving as directors are Roger H. Kimmel, Paul V. Campanelli, Shane M. Cooke, Arthur J. Higgins, Nancy J. Hutson, Ph.D., Michael Hyatt, Douglas S. Ingram, William P. Montague, Todd B. Sisitsky, Jill D. Smith and William F. Spengler. All of the current members are nominated by the Board of Directors for re-election as directors of the Company other than Messrs. Higgins and Spengler, who are not standing for re-election. Accordingly, they are not included as nominees for election at the Annual Meeting. In March 2017, the Board has fixed the number of directors at nine, effective June 8, 2017, the date of the Annual Meeting.

The Board annually determines the independence of directors based on a review by the Board and the Nominating & Governance Committee. No director is considered independent unless the Board of Directors has determined that he or she has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. To evaluate the materiality of any such relationship, the Board has adopted categorical independence standards consistent with the Nasdaq’s listing rules. These standards are available on the Company’s website at www.endo.com, under “Investors—Corporate Governance—Nominating & Governance Committee.” Members of the Audit, Compensation, and Nominating & Governance Committees must meet applicable independence tests of the Nasdaq.

The Board of Directors has affirmatively determined that ten of its eleven current members are independent directors under the Nasdaq’s listing rules, including Messrs. Kimmel, Cooke, Higgins, Hyatt, Ingram, Montague, Sisitsky and Spengler, Dr. Hutson and Ms. Smith. Mr. Sisitsky’s service as an executive officer of one of Endo’s shareholders was determined not to interfere with his independence. Mr. Campanelli is not independent due to his role as President and Chief Executive Officer of the Company. In determining Mr. Cooke’s independence, the Board considered that Mr. Cooke is the President of Alkermes plc (“Alkermes”), which has a license agreement with one of the Company’s subsidiaries with respect to Megace ES® in the ordinary course of their respective businesses. The total amount of royalty payments made to Alkermes in 2016 was less than $820,000. The Board has determined that this relationship is not material and that it does not impair Mr. Cooke’s independence.

On an annual basis and upon the nomination of any new director, the Nominating & Governance Committee and the Board review directors’ responses to a questionnaire asking about their relationships with the Company (and those of their immediate family members) and other potential conflicts of interest. The Nominating & Governance Committee has determined that the ten non-employee directors currently serving are independent and that the members of the Audit, Compensation, and Nominating & Governance Committees also meet the independence tests referenced above. Specifically, the Nominating & Governance Committee and the Board have determined that, during the last three years, none of the current non-employee directors has had (i) any of the relationships listed above or (ii) any other material relationship with the Company that would compromise independence. The Nominating & Governance Committee recommended this determination to the Board of Directors and explained the basis for its decision, and this determination was adopted by the full Board.

As of the date of this Proxy Statement, there are no material proceedings to which any director or executive officer of the Company, or any associate thereof, is a party to that are adverse to the Company or any of its subsidiaries.

Between January 1, 2016 and December 31, 2016, the Board of Directors of the Company as a whole met eight times and did not act by written consent. All members of the Board of Directors attended more than 75% of the aggregate number of meetings of the Board and of the Committees of the Board on which they served in 2016 (that were held during the respective periods in which they served on the Board and related Committees), except for Mr. Higgins, who attended approximately 74% of the aggregate number of meetings of the Board and meetings of the Committees on which he served.

Nominees

There are nine nominees for election as directors of the Company to serve until the 2018 Annual General Meeting of Shareholders of the Company, or until earlier death, resignation or removal. All of the nominees are currently serving as directors of the Company. In addition, eight of those nominees were elected to the Board at the last Annual Meeting. Douglas S. Ingram and Todd B. Sisitsky were identified and recommended to the Board by its Nominating & Governance Committee and appointed by the Board in May 2016. Paul V. Campanelli was appointed to the Board at the time of his appointment as President and Chief Executive Officer of Endo in September 2016.

The proposed nominees for election as directors have confirmed that they are each willing to serve as directors of the Company. If, as a result of circumstances not now known or foreseen, a nominee shall be unavailable or unwilling to serve as a director, an alternate nominee may be designated by the present Board of Directors to fill the vacancy.

The Board believes that each of the Company’s directors is highly qualified to serve as a member of the Board and each has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board,  the  Nominating  &  Governance  Committee  seeks  candidates  with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, independence, those criteria and qualifications described in each director's biography below and such other relevant factors that the Nominating & Governance Committee considers appropriate in the context of the needs of the Board of Directors. Although not specified in the charter, the Committee also considers ethnicity and gender when selecting candidates so that additional diversity may be represented on the Board. Our current directors are highly experienced and have diverse backgrounds and skills as well as extensive track records of success in what we believe are highly relevant positions. The Board believes that each director's service as the Chairman, Vice Chairman, President and Chief Executive Officer, Executive Vice President and Chief Financial Officer or Senior Executive of significant companies has provided each director with skills that are important to serving on our Board.

Set forth below are summaries of the background, business experience and principal occupation of each of the Company’s current director nominees:

ROGER H. KIMMEL, 70, is Chairman of the Board of Endo and is Chairman of Endo’s Nominating & Governance Committee and an alternate member of Endo’s Audit Committee and Operations Committee. Mr. Kimmel became Chairman of the Board upon the Company’s inception in February 2014. Mr. Kimmel has been Vice Chairman of Rothschild Inc., an investment banking firm, since January 2001. Previously, Mr. Kimmel was a partner of the law firm Latham & Watkins for more than five years. Mr. Kimmel is also a Director of PG&E Corporation, a public energy-based holding company and its subsidiary Pacific Gas and Electric Company, a utility company. Mr. Kimmel was a Director of Schiff Nutrition International until 2012, and was a Director and Chairman of Endo Health Solutions Inc. from July  2000  until  February  2014.   Mr.   Kimmel   also   served   as   the   Chairman   of   the   Board   of

Endo Health Solutions Inc. during part of his tenure as Director. Mr. Kimmel served as Chairman of the Board of Trustees of the University of Virginia Law School Foundation (not-for-profit) from January 2009 to June 2015. He has been a public speaker on corporate governance issues and private equity transactions. Mr. Kimmel’s qualifications to serve on the Board of Endo include, among others, his extensive legal and leadership experience, significant experience as a board member of a publicly traded company, financial expertise and in-depth knowledge about the Company.

PAUL V. CAMPANELLI, 55, was appointed President, Chief Executive Officer and a Director of Endo International plc effective September 23, 2016. Mr. Campanelli joined Endo in 2015 as the President of Par Pharmaceutical, leading Endo’s fully integrated U.S. Generics business, following Endo’s acquisition of Par Pharmaceutical. Prior to joining Endo, he had served as Chief Executive Officer of Par Pharmaceutical Companies, Inc. following the company’s September 2012 acquisition by TPG. Prior to the TPG acquisition, Mr. Campanelli served as Chief Operating Officer and President of Par Pharmaceutical, Inc. from 2011 to 2012. At Par Pharmaceutical Inc., Mr. Campanelli had also served as Senior Vice President, Business Development & Licensing; Executive Vice President and President of Par Pharmaceutical, Inc.; and was named a Corporate Officer by its board of directors. He also served on the board of directors of Sky Growth Holdings Corporation. Prior to joining Par Pharmaceutical Companies Inc., Mr. Campanelli served as Vice President, Business Development at Dr. Reddy’s Laboratories Ltd. where he was employed from 1992 to 2001. Mr. Campanelli earned his Bachelor of Science degree from Springfield College. Mr. Campanelli’s qualifications to serve on the Board of Endo include, among others, his experience in leadership positions at pharmaceutical companies, including the role of chief executive officer, his in-depth knowledge of the pharmaceutical industry, the Company, its businesses and management as well as his judgment and strategic vision.

SHANE M. COOKE, 54, has been a member of the Board of Directors since July 2014 and is a member of Endo’s Audit Committee. He is currently President of Alkermes plc based in Dublin, Ireland upon completion of the merger between Elan Drug Technologies (EDT) and Alkermes, Inc. in September 2011. Previously, he was head of EDT and Executive Vice President of Elan from 2007 through the Alkermes merger in 2011 and concurrently served as Chief Financial Officer of Elan Corporation from 2001 to May 2011. Mr. Cooke was appointed director of Elan in May 2005. Prior to joining Elan, he was Chief Executive of Pembroke Capital Limited, an aviation leasing company of which he was a founder. Mr. Cooke also previously held a number of senior positions in finance in the banking and aviation industries.  Mr. Cooke  is  a  chartered  accountant and a graduate of University College Dublin, Ireland.

He currently serves on the board of directors of Prothena Corporation plc, a publicly traded biotechnology company. Mr. Cooke’s qualifications to serve on the Board of Endo include, among others, his extensive knowledge of the pharmaceutical industry, significant executive- and board-level experience at a publicly traded company and financial expertise and experience, including service as a chief financial officer of a public company.

NANCY J. HUTSON, Ph.D., 67, has been a member of the Board of Directors since the Company’s inception in February 2014 and is Chairman of Endo’s Operations Committee and a member of Endo’s Nominating & Governance Committee. Dr. Hutson retired from Pfizer, Inc. in 2006 after spending 25 years in various research and leadership positions, most recently serving as Senior Vice President, Pfizer Global Research and Development and Director of Pfizer’s pharmaceutical R&D site, known as Groton/New London Laboratories, the largest R&D site of any pharmaceutical company. At Pfizer, she led 4,500 colleagues (primarily scientists) and managed a budget in excess of $1 billion. She currently is a Director of BioCryst Pharmaceuticals, Inc. Dr. Huston previously served as Director of Cubist Pharmaceuticals until January 2015, and from March 2009 until February 2014, was a Director of Endo Health Solutions Inc. Dr. Hutson owns and operates Standing Stones Farm in Ledyard, CT, which is dedicated to supporting the equestrian sport of dressage. Dr. Hutson’s qualifications to serve on the Board of Endo include, among others, her in-depth knowledge and understanding of the complex research, drug development and business issues facing pharmaceutical companies.

MICHAEL HYATT, 71, has been a member of the Board of Directors since the Company’s inception in February 2014 and is a member of Endo’s Compensation Committee and an alternate member of the Nominating & Governance Committee. Mr. Hyatt is currently a Senior Advisor to Irving Place Capital, a leading institutional private equity firm focused on making equity investments in middle-market companies. Until 2008, Mr. Hyatt was a Senior Managing Director of Bear Stearns & Co., Inc. Mr. Hyatt previously served as a Director of Schiff Nutrition International until 2012. From July 2000 until February 2014, Mr. Hyatt was a Director of Endo Health Solutions Inc. Mr. Hyatt’s qualifications to serve on the Board of Endo include, among others, his leadership experience in the banking industries, in-depth knowledge of the Company and experience as a board member of a publicly traded company.

DOUGLAS S. INGRAM, 54, was appointed to the Board of Directors in May 2016 and is a member of Endo’s Compensation Committee and a member of the Operations Committee. Mr. Ingram served as the Chief Executive Officer and Director of Chase Pharmaceuticals Corporation, a clinical-stage biopharmaceutical company from December 2015 until November 2016. Prior to joining Chase Pharmaceuticals, Mr. Ingram served as the President of Allergan, Inc. from July 2013 until it was acquired by Actavis in early 2015. At Allergan, he also served as President, Europe, Africa and Middle East from August 2010 to June 2013, and Executive Vice President, Chief Administrative Officer, and Secretary from October 2006 to July 2010, where he led Allergan’s Global Legal Affairs, Compliance, Internal Audit and Internal Controls, Human Resources, Regulatory Affairs and Safety, and Global Corporate Affairs and Public  Relations departments. Mr. Ingram also served as General Counsel of Allergan from January 2001 to June 2009 and as Secretary and Chief Ethics Officer from July 2001 to July 2010. With the acquisition of Allergan by Actavis, Mr. Ingram consulted as a special advisor to the Chief Executive Officer of Actavis. Mr. Ingram serves as a director of Pacific Mutual Holding Company and also serves on the Audit Committee, the Governance and Nominating Committee, and the Member Interests Committee. Mr. Ingram is also Vice Chairman of Nemus Biosciences. Mr. Ingram received his Juris Doctor from the University of Arizona in 1988 and his Bachelor of Science degree from Arizona State University in 1985. Mr. Ingram’s qualifications to serve on the Board of Endo include, among others, his extensive knowledge of the industry, significant leadership experience at pharmaceutical companies, including service as chief executive officer and president of publicly traded and private companies, and legal experience and expertise.

WILLIAM P. MONTAGUE, 70, has been a member of the Board of Directors since the Company’s inception in February 2014 and is Chairman of Endo’s Compensation Committee, a member of Endo’s Audit Committee and an alternate member of Endo’s Nominating & Governance Committee. Mr. Montague served as Chief Executive Officer of Mark IV Industries, Inc., a leading global diversified manufacturer of highly engineered systems and components for transportation infrastructure, vehicles and equipment, from November 2004 until his retirement in July 2008 and as Director from March 1996. He joined Mark IV Industries in April 1972 as Treasurer/Controller, serving as Vice President of Finance from May 1974 to February 1986, then Executive Vice President and Chief Financial Officer  from   February   1986   to   March 1996   and   then   as   President   from   March 1996   to   November   2004.

Mr. Montague is also a Director of Gibraltar Industries, Inc., a publicly traded manufacturer and distributor of products for the building and industrial markets since 1993, and has served as Chairman of Gibraltar’s Board of Directors since June 2015. From February 2013 until May 2014, Mr. Montague served as a Director of Allied Motion Technologies Inc., a publicly traded company focused exclusively on serving the motion control market. From February 2009 until February 2014, Mr. Montague was a Director of Endo Health Solutions Inc. Mr. Montague’s qualifications to serve on the Board of Endo include, among others, his significant executive and leadership experience at manufacturing companies, including service as chief executive officer and membership on the board of directors of such companies, and financial expertise and experience, including service as a company’s chief financial officer.

TODD B. SISITSKY, 45, was appointed to the Board of Directors in May 2016 and is a member of Endo’s Nominating & Governance Committee. Mr. Sisitsky is a Partner of TPG, where he serves as Managing Partner of TPG Capital North America, head of the firm’s global healthcare investing platform, and a member of the firm’s Executive Committee. Mr. Sisitsky serves on the boards of directors of Adare Pharmaceuticals, IASIS Healthcare Corporation, Immucor Inc., and Surgical Care Affiliates, Inc. He previously served on the boards of directors of Aptalis Holdings, Inc. (formerly Aptalis Pharma, Inc.), Biomet Inc., HealthScope Ltd., Fenwal Inc., and Par Pharmaceuticals Companies, Inc. He also serves on the board of the Campaign for Tobacco Free Kids, a global not-for-profit organization, and the   Dartmouth   Medical   School   Board   of   Overseers. Prior to joining TPG in 2003, Mr. Sisitsky worked at Forstmann Little & Company and Oak Hill Capital Partners. Mr. Sisitsky earned an M.B.A. from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar, and earned his undergraduate degree from Dartmouth College, where he graduated summa cum laude. Mr. Sisitsky’s qualifications to serve on the Board of Endo include, among others, his extensive knowledge of the pharmaceutical industry, service as a board member of publicly traded and private companies in the industry, and leadership and financial expertise.

JILL D. SMITH, 59, has been a member of the Board of Directors since the Company’s inception in February 2014, and is a member of Endo’s Nominating & Governance Committee and Operations Committee and is an alternate member of the Audit Committee. Ms. Smith has been an international business leader for more than 25 years, including 16 years as a CEO of private and public companies in the technology and information services markets. Since March 2017, Ms. Smith has served as interim CEO of Allied Minds, a life sciences and technology commercialization company, where she has served as a Director since 2016. Previously, Ms. Smith was the Chairman, CEO and President of DigitalGlobe Inc., a leading provider of satellite imagery products and services to governments and companies worldwide. Ms. Smith is also a Director and currently serves on the Board of Hexagon AB, a global pro-

vider of design, measurement and visualization technologies, and has served on the corporate boards of SoundBite Communications, Inc., Germany-based Elster Group and DigitalGlobe (prior to her appointment as Chairman and CEO). Ms. Smith was a Director of Endo Health Solutions Inc. from September 2012 until February 2014. Ms. Smith’s qualifications to serve on the Board of Endo include, among others, her extensive executive- and board-level experience at publicly traded and private companies.

Vote Required

Each nominee for director receiving a majority of the votes cast, in person or by proxy, at the Annual Meeting will be elected.

The Board of Directors recommends a vote FOR the election of each of these nominees for election as director.

Shareholder Communications with Directors

The Board has established a process to receive communications from shareholders. Shareholders may contact any member or all members of the Board, any Board committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Company Secretary” to Endo International plc, First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland.

All communications received as set forth in the preceding paragraph will be opened by the office of our Company Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

The Company does not have a policy on director attendance at Annual Meetings. Messrs. Kimmel, Cooke, and Ingram and Dr. Hutson attended the 2016 Annual General Meeting of Shareholders.

Corporate Governance — Board Leadership Structure and Risk Oversight

Board Leadership Structure

We have a board leadership structure under which Mr. Kimmel serves as Chairman of the Board. All of our directors are independent, with the exception of our President and Chief Executive Officer, Mr. Campanelli. In 2016, our Board had five standing committees, each of which has a committee chair, and each of which consists solely of independent directors. In March 2017, the Board of Directors has determined to discontinue the Transactions Committee, effective March 20, 2017. In addition, the Board appoints other committees as the Board considers necessary from time to time.

The Board believes that the Chairman and the role of President and Chief Executive Officer should be separate and that the Chairman should not be an employee of the Company. Further, the Board believes this separation serves the Company’s shareholders best for setting our strategic priorities and executing our business strategy. We believe that our Board consists of directors with significant leadership, organizational and strategic skills, as discussed above. All of our independent directors have served as the Chairman, Vice Chairman, Chief Executive Officer, Chief Financial Officer, or Senior Executive of other companies. Accordingly, we believe that our independent directors have demonstrated leadership in large enterprises, many with relevant industry experience, and are well-versed in board processes and corporate governance. We believe that having directors with such significant leadership skills benefits our Company and our shareholders.

In accordance with the Company’s Memorandum and Articles of Association and our corporate governance guidelines, the Chairman is responsible for chairing Board meetings and setting the agenda for these meetings. Each director also may suggest items for inclusion on the agenda and may, at any Board meeting, raise subjects that are not on the agenda for that meeting. As required by our corporate governance guidelines, our independent directors meet separately, without management present, at each meeting of the Board. In addition, our Board committees regularly meet without members of management present.

As part of its annual self-evaluation process, the Board evaluates the Company’s governance structure. We believe that having a President and Chief Executive Officer for our Company with oversight of company operations, coupled with an experienced independent Board Chairman and experienced independent directors, with separate independent committee chairs, is the appropriate leadership structure for Endo.

On a regular basis, the Company’s officers responsible for monitoring and managing risks across the Company’s various functions and business segments make reports to the Audit Committee. The Audit Committee, in turn, reports to the full Board of Directors. While the Audit Committee has primary responsibility for overseeing risk management, our entire Board is actively involved in overseeing risk management for the Company by engaging in periodic discussions with Company officers as the Board may deem appropriate. In addition, each of our Board committees considers the risks within its respective areas of responsibility.

Risk Oversight

The Board of Directors believes that one of its most important responsibilities is to oversee how management manages the various risks the Company faces and has delegated primary responsibility for overseeing the Company’s Enterprise Risk

Management (or ERM) program to the Audit Committee. It is management’s responsibility to manage risk and bring the most material risks to the Company to the attention of the Audit Committee and the Board of Directors. The Company’s head of internal audit, who reports functionally to the Audit Committee, facilitates the ERM program under the sponsorship of our Executive Leadership Team (or ELT), which includes our current named executive officers and other senior leaders overseeing the Company’s various key functions and business segments. Enterprise risks are identified and prioritized by management, and each risk is assigned by the Board to a Board committee or the full Board for oversight based on the nature of the risk area and the committee’s charter. The committee or full Board agendas include discussions of individual risk areas throughout the year. Additionally, the Audit Committee agendas include periodic updates on the ERM process.

The Audit Committee regularly reviews treasury risks (insurance, credit and debt), financial and accounting, legal, tax and compliance risks, information technology security risks and other risk management activities. In addition, the Compensation Committee considers risks related to succession planning and the attraction and retention of talent as well as risks relating to the design of compensation programs and arrangements. The Compensation Committee also reviews compensation and benefit plans affecting Endo employees in addition to those applicable to our executive officers. The full Board considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their respective areas of responsibility.

Code of Conduct

The Board of Directors has adopted a Code of Conduct that applies to the Company’s directors, executive officers (including its President and Chief Executive Officer and Executive Vice President and Chief Financial Officer) and other employees (Endo Code). The Board has also adopted a Code of Conduct for the Board of Directors (Director Code). These Codes are posted on the Company’s website at www.endo.com. The Endo Code is available under “Our Responsibility—Corporate Compliance—Code of Conduct,” and the Director Code is available under “Investors—Corporate Governance-Code of Conduct.” Any waiver of either Code for a director or executive officer of the Company, as applicable, may be made only by the Board of Directors or a Committee of the Board and will be disclosed on the Company’s website if required by law or stock exchange requirements.

Insider Trading Policy

The Board of Directors has adopted an Insider Trading Policy, which applies to all personnel, including non-employee directors and officers, arising from our legal and ethical responsibilities as a public company. Among other restrictions, the Insider Trading Policy contains hedging restrictions prohibiting non-employee directors, the Company’s executive officers and all other employees from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s shares, including, but not limited to, covered calls, collars, or other derivative transactions. Non-employee directors, the Company’s executive officers and all other employees are also restricted from engaging in short sales related to the Company’s ordinary shares, and pledging the Company’s shares as collateral for a loan, including holding shares in a margin account.

Common Stock Ownership Guidelines

The Board of Directors has adopted share ownership guidelines (the Ownership Guidelines) both for non-employee Directors and for executive officers and senior management of the Company. The Board believes that non-employee directors and senior management should have a significant equity position in the Company and that the Ownership Guidelines serve to further the Board’s interest in encouraging a longer-term focus in managing the Company. The Board also believes that the Ownership Guidelines align the interests of its directors and senior management with the interests of shareholders and further promote Endo’s commitment to sound corporate governance. The Ownership Guidelines are posted on the Company’s website at www.endo.com, under “Investors—Corporate Governance—Compensation Committee.” The current Ownership Guidelines provide that non-employee directors should attain Endo share ownership equal in value to at least five times his or her current annual cash retainer within five years of joining the Board.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted written policies and procedures for review, approval and monitoring of transactions involving the Company and “related persons” (directors and executive officers or their immediate family members, or shareholders owning five percent or greater of the Company’s issued ordinary shares). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

The following discussion reflects our relationships and related person transactions entered into in connection with the acquisition of Par Pharmaceutical. Todd B. Sisitsky, a member of our Board since May 2016, is affiliated with TPG Capital, which was a shareholder of Par Pharmaceutical.

Robert Campanelli is the Executive Director, Strategic Operations at Par Pharmaceutical, Inc., a subsidiary of the Company. Mr. Campanelli joined Par Pharmaceutical Inc. in 2003 as a senior product manager and has worked in ascending areas of responsibility since that time. He is the brother of Paul Campanelli, President, Chief Executive Officer and Director of Endo. In 2016, Robert Campanelli received $351,925 in total compensation, of which $208,838 was salary, $61,306 was annual and other bonuses and $81,781 was a grant in the Company’s long-term incentive equity plan. In addition, Robert Campanelli is also eligible to participate in the retirement plans, insurance programs, health benefits and other similar employee welfare benefit arrangements available to other employees of comparable level and on substantially similar terms and conditions.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating & Governance Committee and Operations Committee. The Board also had a Transactions Committee, which it determined to discontinue, effective March 20, 2017. The following table shows the directors who are currently members or Chairman of each of the current committees. In addition to the committee members listed below, the Board has designated other independent directors as alternate members of the committees who can attend meetings in the stead of appointed members. If the director nominees are elected at the 2017 Annual Meeting, there will be no alternate members of any committees of the Board of Directors.

Name	Audit Committee	Compensation Committee	Nominating & Governance Committee	Operations Committee
Roger H. Kimmel	Alternate	-	Chairman	Alternate
Paul V. Campanelli (1)	-	-	-	-
Shane M. Cooke	Member	-	-	-
Arthur J. Higgins	-	Member	-	Member
Nancy J. Hutson, Ph.D.	-	-	Member	Chairman
Michael Hyatt	-	Member	Alternate	-
Douglas S. Ingram	-	Member	-	Member
William P. Montague	Member	Chairman	Alternate	-
Todd B. Sisitsky	-	-	Member	-
Jill D. Smith	Alternate	-	Member	Member
William F. Spengler	Chairman	Alternate	-	Alternate

(1)	Appointed as a member of the Board in September 2016.

Audit Committee

The Audit Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. In addition, the Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent registered public accounting firm, the scope of the annual audits, fees to be paid to the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm, the accounting practices of the Company and the Company’s internal controls and legal compliance functions. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.endo.com, under “Investors—Corporate Governance—Audit Committee.” The charter describes the nature and scope of responsibilities of the Audit Committee.

Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an independent audit of, and expressing an opinion on, the conformity of the Company’s financial statements with accounting principles generally accepted in the United States and the effectiveness of the Company’s internal controls over financial reporting.

Currently, Messrs. Cooke, Montague and Spengler serve as members of the Audit Committee, with Mr. Spengler serving as its chairman. Mr. Kimmel and Ms. Smith serve as alternate members. Subject to their re-election at the 2017 Annual Meeting, the Board of Directors expects to appoint Mr. Cooke as chairman and Messrs. Kimmel and Montague and Ms. Smith as members, effective June 8, 2017. Between January 1, 2016 and December 31, 2016, the Audit Committee met six times, in each case including periodic meetings held separately with management, the Company’s internal auditors and the independent registered public accounting firm. The Board has determined that Messrs. Cooke, Montague and Spengler are “financial experts,” as defined by the SEC regulations, and each has the related financial management expertise within the meaning of the Nasdaq listing rules. The Board of Directors has determined that this committee’s chairman and its members, as well as its alternate members, are “independent” and financially literate in accordance with the criteria established by the SEC and the Nasdaq.

Compensation Committee

The Compensation Committee of the Board of Directors determines the salaries and incentive compensation of the executive officers of the Company and provides broad guidance regarding the remuneration and incentive compensation of the other employees of the Company. The Compensation Committee also reviews and acts on any recommendations of the Company’s management for awards granted under the Endo International plc Amended and Restated 2015 Stock Incentive Plan. The Compensation Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.endo.com, under “Investors—Corporate Governance—Compensation Committee.” The charter describes the nature and scope of responsibilities of the Compensation Committee.

The primary function of the Compensation Committee is to conduct reviews of the Company’s general executive compensation policies and strategies and oversee and evaluate the Company’s overall compensation structure and programs. The Compensation Committee confirms that total compensation paid to the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and those other individuals included in the Summary Compensation Table is competitive and performance-based. All of these individuals are referred to as the named executive officers, or NEOs. Responsibilities of the Compensation Committee include, but are not limited to:

◾

evaluating and approving goals and objectives relevant to compensation of the President and Chief Executive Officer and other NEOs, and evaluating the performance of the executives in light of those goals and objectives;

◾	determining and recommending, for approval by the Board, the compensation level of the President and Chief Executive Officer;

◾

evaluating and approving compensation levels and all grants of equity-based compensation to the NEOs (and certain other employees), as recommended by the Company’s President and Chief Executive Officer;

◾	recommending, for approval by the Board, compensation policies for outside directors;

◾	providing general compensation oversight on significant issues affecting the Company’s compensation philosophy and/or policies;

◾	providing input to management on whether compensation arrangements for the NEOs (and certain other employees) incentivize excessive risk taking;

◾

establishing or reviewing performance-based and equity-based incentive plans for the President and Chief Executive Officer, other NEOs, and reviewing other benefit programs and perquisites for the Company’s executive officers;

◾

reviewing and approving the aggregate amount of dollars, in the case of the annual cash incentive compensation, and performance share units (PSUs), restricted stock units (RSUs), and stock options, in the case of the annual long-term incentive (LTI) compensation, that is available to the Company each year;

◾

reviewing, at least annually, the Company’s succession plan relating to NEO positions, with a focus on the ongoing evaluation and planning related to succession for the position of President and Chief Executive Officer; and

◾	reviewing and recommending, for approval by the Board, the annual goals and objectives of the Company as a whole, which in turn serve as the foundation for incentive compensation.

Endo management is required to provide reviews and recommendations for the Compensation Committee’s consideration, and to manage the Company’s executive compensation programs, policies and governance. Direct responsibilities in this regard include, but are not limited to:

◾	providing an ongoing review of the effectiveness of the compensation programs for all employees, including competitiveness, and alignment with the Company’s objectives;

◾	recommending changes, if necessary, to achieve all program objectives; and

◾	recommending pay levels, payout and/or awards for NEOs and certain other employees other than the President and Chief Executive Officer.

The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to the NEOs, taking into consideration the requirements related to performance-based compensation under Section 162(m) of the Internal Revenue Code.

Currently, Messrs. Higgins, Hyatt, Ingram and Montague serve as members of the Compensation Committee, with Mr. Montague serving as its chairman. Mr. Spengler serves as an alternate member. Subject to their re-election at the 2017 Annual Meeting, the Board of Directors expects to appoint Mr. Montague as chairman and Messrs. Kimmel, Hyatt, Ingram and Sisitsky as members, effective June 8, 2017. Between January 1, 2016 and December 31, 2016, the Compensation Committee met seven times. The Board of Directors has determined that this committee’s chairman and its members, including its alternate member, are “independent” in accordance with the criteria established by the SEC and Nasdaq.

Use of Compensation Consultants

The Compensation Committee retains Korn Ferry Hay Group, a division of Korn Ferry International, as its consultant to provide objective, independent analysis, advice and recommendations with regard to executive compensation including, but not limited to, competitive market data, compensation analysis and recommendations related to our President and Chief Executive Officer, Board and our other senior executives. Korn Ferry Hay Group served as the independent executive compensation consultant to the Compensation Committee for the Company’s entire 2016 fiscal year. The consultant reports to the Chairman of the Compensation Committee and has direct access to the other members of the Compensation Committee. The Compensation Committee also authorizes the consultant to interact with management in certain respects in order to prepare for meetings with, and respond to requests from, the Compensation Committee. The Compensation Committee may retain other consultants and advisors from time to time.

A representative of Korn Ferry Hay Group attends meetings of the Compensation Committee, is available to participate in executive sessions and communicates directly with the Compensation Committee.

In determining the independence and lack of any conflict of interest regarding Korn Ferry Hay Group and Korn Ferry Hay Group’s lead advisor to the Compensation Committee, the Compensation Committee considered, among other things, the following factors:

◾

the amount of Korn Ferry Hay Group’s fees for executive compensation consulting services, noting in particular that such fees are nominal when considered in the context of Korn Ferry International and Korn Ferry Hay Group’s total revenues for the period,

◾	Korn Ferry Hay Group’s policies and procedures concerning conflicts of interest (copies of which were made available to the Compensation Committee),

◾

that there are no other business or personal relationships between Korn Ferry Hay Group’s lead advisor to the Compensation Committee and any members of the Compensation Committee or the Company’s executive team,

◾

the lead Korn Ferry Hay Group advisor who provides executive compensation consulting services to the Company does not directly own any shares of the Company, and has agreed not to purchase any such shares so long as Korn Ferry Hay Group and the lead advisor are engaged to provide executive compensation advisory services to the Compensation Committee,

◾	any other factors relevant to the independence of Korn Ferry Hay Group.

In addition, Korn Ferry Hay Group’s Policy on Avoiding Conflicts of Interest, confirms that Korn Ferry Hay Group’s compensation consultants will continue to provide clients with independent, unbiased advice. Endo’s Board determined that the policy sufficiently allows Korn Ferry Hay Group Compensation Committee consultants to maintain independence.

In 2016, Korn Ferry Hay Group assisted the Compensation Committee with, among other things, (i) performing a review of the Company’s executive and Board compensation programs, including competitive market analyses, assessment of potential risks associated with compensation arrangements, policies and plans and considerations related to Endo’s President and Chief Executive Officer and other senior executives, (ii) determining the appropriate allocation among short-term and long-term compensation, cash and non-cash compensation and the different forms of non-cash compensation, (iii) identifying appropriate Pay Comparator Companies (as defined below in the section entitled “Compensation Discussion and Analysis” (CD&A)) for purposes of benchmarking the Company’s executive compensation in the industry sectors in which Endo competes for talent and (iv) providing competitive market information and an overview of critical issues and trends affecting the executive compensation landscape.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee, during 2016 or as of the date of this Proxy Statement, is or has been an officer or employee of the Company, and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company’s Compensation Committee or Board of Directors.

Nominating & Governance Committee

The Nominating & Governance Committee of the Board of Directors, which consists of independent directors, identifies and recommends to the Board individuals qualified to serve as directors of the Company, recommends to the Board directors to serve on committees of the Board and advises the Board with respect to matters of Board composition and procedures. The Nominating & Governance Committee also oversees the Company’s corporate governance. The Nominating & Governance Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.endo.com, under “Investors—Corporate Governance—Nominating & Governance Committee.”

The Nominating & Governance Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating & Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating & Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating & Governance Committee, a shareholder must submit the recommendation in writing and must include the following information:

◾	Shareholder Information: name of the shareholder and evidence of share ownership in the Company, including the quantity owned and the length of time of ownership.

◾

Candidate Information: name of the candidate, his or her resume or a listing of qualifications to be a director of the Company and his or her consent to be named as a director if selected by the Nominating & Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Company Secretary at Endo International plc, First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland, and must be received by the Company Secretary not less than 120 days prior to the anniversary date of the Company’s most recent Annual General Meeting.

While the Board does not have a formal policy with respect to diversity, the Board of Directors and the Nominating & Governance Committee advocate diversity in the broadest sense. We believe that it is important that nominees for the Board represent diverse viewpoints and have diverse backgrounds. The Nominating & Governance Committee looks at a broad array of qualifications and attributes including: experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, independence and such other relevant factors that the

Nominating & Governance Committee considers appropriate in the context of the needs of the Board of Directors. Although not specified in the charter, the Committee actively considers ethnicity and gender when selecting candidates so that additional diversity may be represented on the Board.

The Nominating & Governance Committee engages national search firms that specialize in identifying and evaluating director candidates. As described above, the Nominating & Governance Committee will also consider candidates recommended by shareholders for inclusion in the search process.

Once a person has been identified by the Nominating & Governance Committee as a potential candidate, the Nominating & Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating & Governance Committee determines that the candidate warrants further consideration, the Chairman or a member of the Nominating & Governance Committee utilizes a recognized search firm to review the candidate’s qualifications and background. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating & Governance Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the Nominating & Governance Committee might be considering, and conducts one or more interviews with the candidate. Generally, Nominating & Governance Committee members may conduct additional due diligence on the candidate. The Nominating & Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although the number of shares held by the recommending shareholder and the length of time that such shares have been held may be taken into consideration.

The Nominating & Governance Committee has established procedures under which any director who is not elected shall, if requested by the Board upon the Nominating & Governance Committee’s recommendation, tender his or her resignation to the Board of Directors. The Board of Directors will publicly disclose its decisions of whether or not to request any director to tender his or her resignation, whether or not to accept any such tendered resignation and the rationale behind such decisions within 90 days from the date of the certification of the election results.

Currently, Mr. Kimmel, Dr. Hutson, Mr. Sisitsky and Ms. Smith serve as members of the Nominating & Governance Committee, with Mr. Kimmel serving as chairman. Messrs. Hyatt and Montague serve as alternate members. Subject to their re-election at the 2017 Annual Meeting, the Board of Directors expects to appoint Mr. Hyatt as chairman and Mr. Kimmel, Dr. Hutson and Mr. Sisitsky as members, effective June 8, 2017. Between January 1, 2016 and December 31, 2016, the Nominating & Governance Committee met five times. The Board of Directors has determined that this committee’s chairman and its members, including its alternate members, are “independent” in accordance with the criteria established by the SEC and Nasdaq.

Operations Committee

The Operations Committee of the Board of Directors is responsible for reviewing matters relating to scientific technology, research and development activities and pipeline investments; providing advice and counsel to the Company’s management in connection with management’s decisions regarding the allocation, deployment, utilization of, and investment in the Company’s scientific assets; providing advice and counsel to the Company’s management in connection with decisions regarding acquiring or divesting scientific technology or otherwise investing in research and development programs; assisting the Board by providing oversight of regulatory, compliance, quality and legal matters; and designating a subcommittee to assess and review the Company’s Compliance Program, if necessary. The Operations Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.endo.com, under “Investors—Corporate Governance—Operations Committee.”

Currently, Mr. Higgins, Dr. Hutson, Mr. Ingram and Ms. Smith serve as members of the Operations Committee, with Dr. Hutson serving as its chairman. Messrs. Kimmel and Spengler serve as alternate members. Subject to their re-election at the 2017 Annual Meeting, the Board of Directors expects to appoint Dr. Hutson as chairman and Messrs. Kimmel and Ingram and Ms. Smith as members, effective June 8, 2017. Between January 1, 2016 and December 31, 2016, the Operations Committee met five times.

Transactions Committee

The Board of Directors has determined to discontinue the Transactions Committee, effective March 20, 2017. The Transactions Committee of the Board of Directors was responsible for providing advice and guidance to the Company’s management in connection with the exploration of strategic acquisition and licensing opportunities as well as any overture for merger with the Company, or sale of the Company or other like event.

Messrs. Kimmel, Cooke, Higgins, Hyatt and Sisitsky served as members of the Transactions Committee, with Mr. Hyatt serving as its chairman. Dr. Hutson and Mr. Montague served as alternate members. Between January 1, 2016 and December 31, 2016, the Transactions Committee met three times.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2016 with the management of the Company and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. Further, the Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Public Company Accounting and Oversight Board’s (PCAOB) Auditing Standard No. 1301, Communications with Audit Committees, other standards of the PCAOB (United States), rules of the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the audited consolidated financial statements as of and for the year ended December 31, 2016.

The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to PricewaterhouseCoopers LLP’s independence from the Company, and has discussed with PricewaterhouseCoopers LLP their independence from the Company. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. The Audit Committee has also discussed with management of the Company and PricewaterhouseCoopers LLP such other matters and received such assurances from them as it has deemed appropriate.

The Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal auditing program.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the Company’s audited consolidated financial statements for the year ended December 31, 2016 and management’s assessment of the effectiveness of Endo International plc’s internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC. The Audit Committee has selected, and the Board of Directors has approved, subject to shareholder approval, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Submitted by the Audit Committee of the Company’s Board of Directors.

Members of the Audit Committee:

William F. Spengler (Chairman)

Shane M. Cooke (Member)

William P. Montague (Member)

Roger H. Kimmel (Alternate)

Jill D. Smith (Alternate)

The above Audit Committee Report does not constitute soliciting material, and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

Proposal 2: Approval of Appointment of Independent Registered Public Accounting Firm and Authorization to Determine the Firm’s Remuneration

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP, an independent registered accounting firm, to audit the books, financial records and internal controls of the Company for the year ending December 31, 2017. The Company is asking its shareholders to approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017 and to authorize the Board of Directors, acting through the Audit Committee, to determine the independent registered public accounting firm’s remuneration.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Fees Paid to the Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm for the years ended December 31, 2016 and 2015. The table below summarizes the aggregate fees for services PricewaterhouseCoopers LLP provided during years 2016 and 2015:

a      Fees for audit services in 2016 and 2015 consisted of:

◾      Audit of the Company’s annual financial statements;

◾     Evaluation and reporting on the effectiveness of the Company’s internal controls over financial reporting;

◾     Reviews of the Company’s quarterly financial statements;

◾     Statutory audits for the Company and certain of its subsidiaries; and

	2016	2015
Audit Fees(a)	11,258,000	$11,565,000
Audit-Related Fees(b)	10,000	$639,500
Tax-Fees(c)	2,346,904	$1,373,685
All Other Fees(d)	6,662	$8,910

Total	$13,621,566	$13,587,095

◾     Comfort letters, consents and other services related to debt issuances, an exchange offer and other SEC matters.

b      Fees for audit-related services in 2016 and 2015 consisted of:

◾     Attestation services requested by management;

◾     Due diligence services; and

◾     Pre- or post- implementation reviews of processes or systems.

c      Fees for tax services in 2016 and 2015 consisted of:

◾     Tax compliance, planning and advice; and

◾     Statutory tax return preparation and review and advice on the impact of changes in local tax laws.

d      All other fees principally includes subscriptions to knowledge tools and other advisory services.

In considering the nature of the services provided by PricewaterhouseCoopers LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with PricewaterhouseCoopers LLP and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the standards adopted by the PCAOB.

Pre-Approval Policy

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to the engagement of the independent registered public accounting firm for the next year’s audit, management will submit to the Audit Committee for approval a list of services and related fees expected to be rendered during that year within each of the following four categories of services:

1.

Audit services include audit work performed on the financial statements and related to the evaluation and reporting on the effectiveness of the Company’s internal control over financial reporting. Also included in this category is work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, consents and other services related to SEC matters, and discussion surrounding the proper application of financial accounting and/or reporting standards.

2.

Audit-related services are for assurance and related matters that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, carve-out audits and employee benefit plan audits.

3.

Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assisting with the coordination of execution of tax related activities, primarily in the area of mergers and acquisitions; supporting other tax related regulatory requirements; and tax compliance and reporting.

4.	Other fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves the independent registered public accounting firm’s services within each category. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm to report actual fees versus budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Vote Required

A majority of the votes cast, in person or by proxy, at the Annual Meeting will be required to approve the appointment of the Company’s independent registered public accounting firm and the authorization of the Board, acting through the Audit Committee, to determine the independent registered public accounting firm’s remuneration.

The Audit Committee and the Board of Directors recommend a vote FOR the approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 and the authorization of the Board, acting through the Audit Committee, to determine the independent registered public accounting firm’s remuneration.

Proposal 3: Advisory Vote on the Compensation of Our Named Executive Officers (“Say-on-Pay”)

Compensation Philosophy

Pay-for-performance, alignment with shareholder interests and offering competitive pay are fundamental to Endo’s compensation philosophy.

•	A significant portion of executive compensation is linked directly with Endo’s short- and long-term strategic and operating performance, without encouraging excessive risk;
•	Endo’s executive pay programs incorporate significant amounts of performance-based equity that directly reflects Endo’s share price performance; and
•

Total Direct Compensation is competitive within the Endo Pay Comparator Companies, enabling the Company to attract and retain highly-talented individuals and motivate them to achieve high level performance, while embracing the Company’s key values and behaviors.

Endo’s CEO compensation package supports this philosophy by offering annual and long-term incentive compensation opportunities that are performance based. Incentive-based cash compensation awarded is subject to the Company achieving its annual performance objectives, and realizing value in long-term equity is dependent upon Endo’s financial performance and the delivery of shareholder value.

The Company’s commitment to its pay-for-performance philosophy was demonstrated in 2016, a year in which Endo faced significant external and internal challenges, including unanticipated external headwinds such as changes in prescribing trends for pain treatment products resulting in the adjustment of full-year financial expectations, considerable stock price decline and key executive management changes. In the context of this challenging year, the Compensation Committee remained committed to the Company’s pay-for-performance philosophy, which is reflected in the awarded and realized pay levels for all NEOs. Most significantly impacted were the performance-based annual cash incentive compensation, which is tied to both Company and individual performance, and Endo’s equity-based LTI program, which directly links realized value opportunities with shareholder value creation. Please see the below example for Mr. Campanelli, which compares expected target compensation values with realized values based on actual results (see Summary Compensation Table’s footnote (1) on page 50 for details regarding LTI valuations under ASC 718 for accounting and proxy reporting purposes).

The information disclosed in the CD&A section details the actions approved by the Compensation Committee and explains the steps taken to support the Company’s new executive management team charged with advancing Endo’s strategic imperatives, financial performance and operating objectives.

Pay-for-performance Incentive Plan Design

The Company’s compensation programs consist of elements designed to complement each other and reward achievement of short-term and long-term objectives. This is achieved by tying the Company’s compensation programs to its performance through the establishment and achievement of strategic operating metrics, or as a function of the Company’s Total Shareholder Return (TSR). We have chosen the selected metrics to align employee compensation, including compensation for the NEOs as disclosed in the Summary Compensation Table located under the section entitled “Compensation of Executive Officers and Directors,” to the Company’s strategic operating results and business strategy in an effort to enhance shareholder value. The summary below reflects the incentive program enhancements implemented and maintained by Endo in an effort to optimize pay-for-performance:

Pay-for-performance Incentive Plan Design
High concentration on performance-based short- and long-term incentive programs
PSUs and stock options comprise a significant portion of senior management compensation; approximately two-thirds of total LTI value
New PSU design with measurement based on relative TSR and free cash flow performance over a three-year performance period
LTI awards granted to employees are generally required to vest, at a minimum, over a three-year period
Equity plans prohibit the re-pricing of equity awards without shareholder approval
“Double trigger” change in control provision
Equity plans do not allow for cash buyouts of underwater options

Compensation Committee Governance

The Compensation Committee regularly reviews industry compensation practices to align the Company’s compensation philosophy with the Company’s business strategy, while focusing on the enhancement of long-term shareholder value and management of risk. The summary below reflects the leading governance practices implemented and maintained by Endo’s Compensation Committee:

Governance
“Pay Comparator Companies” utilized for NEO total compensation comparison purposes
Annual assessments of NEO pay positioning against Pay Comparator Companies
Annual reviews of risks associated with compensation arrangements, policies and practices
Compensation recovery policy (clawback) in the event of a restatement of Company financial results
Hedging and pledging of Company shares is prohibited
Change in Control gross-up payments are prohibited
Employment agreements do not have automatic renewal provisions
Non-employee Directors and executive management subject to ownership guidelines
Ownership guidelines require non-employee Directors not to sell shares until guidelines are attained
Individual share limitations for non-employee Directors and employees
The Compensation Committee retained and advised by an independent compensation consultant

As the Company’s shareholders consider the evolution of Endo’s pay-for-performance practices, consideration should be given to the significant progress made in recent years (see “Compensation Discussion and Analysis”). Based on the Company’s performance and competitive positioning of pay, CEO pay-for-performance has demonstrated a high degree of alignment with Endo’s Pay Comparator Companies across multiple quantitative screens.

Pay-For-Performance Enhancements
2014:
◾ Expanded PSU eligibility while adjusting the equity mix for all Vice President-level positions and above; allowing for a minimum of two-thirds of total LTI value based upon share price growth
2015:
◾ Expanded stock option eligibility to middle-management positions
◾ Implemented minimum vesting requirements
◾ Implemented double-trigger PSU vesting upon a Change In Control
2016:
◾ Enhanced PSU program to measure three-year performance against relative TSR with maximum award levels also dependent upon Endo achieving absolute stock price performance goals

◾   Approved a custom index of pharmaceutical companies, including companies in the New York Stock Exchange ARCA Pharmaceutical Index, Endo’s Pay Comparator Companies, and other specialty pharmaceutical companies to determine Endo’s relative TSR performance

2017:

◾  Incentive compensation program expanded to include Adjusted EBITDA Margin as a third financial performance metric, in addition to Adjusted Revenue and Adjusted Diluted EPS, to align the Company’s performance-based annual cash incentive program with Endo’s financial and operational objectives

◾ PSU program expanded to include free cash flow as a second performance metric, in addition to relative TSR, to further align the program with the Company’s long-term priorities

◾   Approved a new common grant date of April 1st, effective with the 2018 annual stock grant; supporting best practices by granting the annual equity awards a sufficient amount of time after Endo’s annual earnings release

The Compensation Committee has taken and will continue to take action to structure our executive compensation practices in a manner that is performance-based with a view towards rewarding outstanding operating performance and maximizing shareholder value creation. The Board believes that the executive compensation as disclosed in the CD&A section, tabular disclosures, and other narrative executive compensation disclosures in this Proxy Statement corresponds directly with the Company’s compensation philosophy and aligns, where appropriate, with our Pay Comparator Companies’ pay practices.

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we regularly seek a non-binding advisory vote from our shareholders to approve the compensation of our named executive officers, or NEOs, as disclosed in the CD&A section and tabular disclosures of this Proxy Statement. Since the required vote is advisory, the result of the vote is not binding upon the Board.

Vote Required

A majority of the votes cast, in person or by proxy, at the Annual Meeting will be required to approve, on an advisory basis, the compensation of Endo’s named executive officers.

The Compensation Committee and the Board of Directors recommends a vote FOR the approval, on an advisory basis, of the compensation of Endo’s named executive officers as described in the CD&A section, tabular disclosures, and other narrative executive compensation disclosures in this Proxy Statement required by the SEC.

Effect of Proposal

The above say-on-pay resolution is non-binding. The approval or disapproval of this proposal by shareholders will not require the Board or the Compensation Committee to take any action regarding the Company’s executive compensation practices.

The Board values the opinions of the Company’s shareholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board will consider the outcome of the advisory vote on executive compensation when making future compensation decisions.

Proposal 4: Advisory Vote on the Frequency of Soliciting an Advisory Vote on the Compensation of Our Named Executive Officers (“Say-on-Frequency”)

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, at least once every six years the Company is required to submit for shareholder vote a non-binding resolution to determine whether the advisory shareholder vote on executive compensation shall occur every one, two, or three years.

Vote Required

The say-on-frequency vote that receives the greatest number of votes—either each year, every two years or every three years—will be determined as the frequency approved by shareholders.

After consideration of the various arguments supporting each frequency level, the Board believes that submitting the advisory vote on executive compensation to shareholders on an annual basis is appropriate for Endo and its shareholders at this time.

The proxy card provides shareholders with four choices (every one, two, or three years, or abstain). Shareholders are not voting to approve or disapprove of the Board’s recommendation.

The Compensation Committee and the Board of Directors recommends a vote, on an advisory basis, for future shareholder advisory votes on executive compensation to be held every ONE YEAR.

Effect of Proposal

The say-on-frequency vote is non-binding. Shareholder approval of a one, two, or three-year frequency vote will not require the Company to implement an advisory say-on-pay vote every one, two, or three years. The final decision on the frequency of the advisory say-on-pay vote remains with the Board and/or its committees.

The Board values the opinions of the Company’s shareholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board and the Committee will consider the outcome of the say-on-frequency vote and other communications from shareholders when making future decisions regarding the frequency of say-on-pay votes.

Proposals 5 and 6

Proposal 5 sets out certain proposed amendments to the Company’s Memorandum of Association and Proposal 6 sets out certain proposed amendments to the Company’s Articles of Association. Under Irish law, any amendment to a company’s Articles of Association must be voted on separately from any amendment to a company’s Memorandum of Association. For these reasons, we are asking shareholders to separately vote on Proposals 5 and 6, however, given the inextricable link between Proposals 5 and 6, each proposal is subject to and conditioned upon the other proposal being approved by shareholders. If one of these proposals is not adopted, the other proposal will also not be adopted.

Proposal 5: Amend the Company’s Memorandum of Association

Background

The Companies Act 2014, which consolidates Irish company law, took effect on June 1, 2015. In addition to consolidating pre-existing Irish company law, the Companies Act 2014 amended certain provisions of the pre-existing Irish company law and introduced new provisions.

Proposal 5 is being proposed so that certain administrative amendments can be made to the Company’s Memorandum of Association to account for the adoption of the Companies Act 2014. These proposed updates to the Memorandum of Association in response to the enactment of the Companies Act 2014 will not materially change the rights of the Company’s shareholders.

A copy of the Memorandum of Association in the form proposed to be amended by the special resolution provided below is attached to this proxy statement, as Annex 1. We urge you to read Annex 1 in its entirety before you cast your vote.

Vote Required

At least 75% of the votes cast, in person or by proxy, at the Annual Meeting will be required to approve the amendment of the Company’s Memorandum of Association. In addition, adoption of Proposal 5 is subject to and conditioned upon shareholder approval of Proposal 6.

Accordingly, the Board of Directors is requesting that the shareholders approve the following resolution as a special resolution of the Company:

“RESOLVED as a special resolution that, subject to and conditional upon Proposal 6 being passed, Clauses 2, 3.16, 3.28 to 3.34 and 7 of the Memorandum of Association, in the form produced to the meeting (a copy of which are marked ‘X’ for identification and as shown in Annex 1 of the proxy statement), be adopted in substitution for, and to the exclusion of, the existing Clauses 2, 3.16, 3.28 to 3.34 and 7.”

The Board of Directors recommends a vote FOR the amendment of the Company’s Memorandum of Association in the manner described above.

Proposal 6: Amend the Company’s Articles of Association

Background

The description set forth below is only intended to be a summary of the amendments proposed to be made to the Company’s Articles of Association pursuant to this proposal. A copy of the Articles of Association in the form proposed to be amended by the following special resolution is attached to this proxy statement, as Annex 1. We urge you to read Annex 1 in its entirety before you cast your vote.

As discussed in connection with Proposal 5 above, on June 1, 2015, the Companies Act 2014 became effective in Ireland. Although the changes to Irish company law will not impact the Company’s day-to-day operations, the Board of Directors is proposing to make certain amendments to the Company’s Articles of Association in addition to the proposed amendments to the Company’s Memorandum of Association, in order to confirm that the changes to Irish company law effected by the Companies Act 2014 will not have unintended effects on the application of the Company’s Articles of Association.

For example, the Companies Act 2014 contains optional statutory provisions, which will apply automatically to the Company unless such provisions are explicitly excluded from the Company’s Articles of Association. Because many of these optional statutory provisions are already covered by the Company’s current Articles of Association, to avoid any confusion and to continue the Company’s existing approach of setting out regulations governing the Company rather than relying on statutory defaults, the Board of Directors has proposed the Company explicitly exclude such optional statutory provisions from the Company’s Articles of Association. A summary has been prepared listing the optional provisions in the Companies Act 2014 that the Company is proposing to exclude from the Company’s Articles of Association. Such summary is contained in Part I of Annex 2.

One such optional statutory provision that the Board of Directors is not proposing to exclude is the provision enabling shareholders holding not less than 50% of the paid up share capital of the Company to convene an extraordinary general meeting of the Company. This provision benefits shareholders by providing them the enhanced ability to cause an extraordinary general meeting of the Company by eliminating the requirement that the Board of Directors must call such a meeting.

Part II of Annex 2 contains a summary of the other administrative amendments that the Board of Directors is proposing to make to the Company’s Articles of Association. The majority of these amendments are for the purposes of addressing inconsistencies between the existing Articles of Association and the provisions of the Companies Act 2014. Other amendments are made to update legislative references in keeping with the equivalent provisions of the Companies Act 2014 or to make other clarificatory changes.

A copy of the Articles of Association, in the form proposed to be amended by the following special resolution, and which captures the above two categories of proposed changes, is attached to this proxy statement, as Annex 1. While the tables contained in Parts I and II of Annex 2 are intended to be useful summaries, they are not complete, and therefore, we urge you to consider the full text of the amended Memorandum and Articles of Association contained in Annex 1 before you cast your vote.

Vote Required

At least 75% of the votes cast, in person or by proxy, at the Annual Meeting will be required to approve the amendment of the Company’s Articles of Association. In addition, adoption of Proposal 6 is subject to and conditioned upon shareholder approval of Proposal 5.

Accordingly, the Board of Directors is requesting that the shareholders approve the following resolution as a special resolution of the Company:

“RESOLVED as a special resolution that, subject to and conditional upon Proposal 5 being passed, the Articles of Association of the Company, in the form produced to the meeting (a copy of which are marked ‘X’ for identification and as shown in Annex 1 of the proxy statement), be adopted in substitution for, and to the exclusion of, the existing Articles of Association of the Company.”

The Board of Directors recommends a vote FOR the amendment of the Company’s Articles of Association in the manner described above.

Proposal 7: Amend the Endo International plc Amended and Restated 2015 Stock Incentive Plan

Summary

On June 9, 2015, shareholders approved the Endo International plc 2015 Stock Incentive Plan. On June 9, 2016 shareholders approved an amendment that imposed a limit on the value of equity grants that may be made to each non-employee director and provided technical updates to reflect changes in accounting rules.

To ensure that we have the continued ability to grant equity awards to our employees and non-employee directors, which are an integral part of our compensation programs, the Board of Directors, upon recommendation by the Compensation Committee, adopted, subject to shareholder approval, an amendment of the Endo International plc Amended and Restated 2015 Stock Incentive Plan (the “Plan”) to increase the authorized number of shares of Company stock that may be issued with respect to awards under the Plan by ten million (10,000,000) shares. We are also asking shareholders to approve the Plan, as amended, to permit certain awards granted under the Plan to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, as further discussed below. Finally, we have also updated the Irish statutory references in the Plan to ensure consistency with the Companies Act 2014. The Plan, as amended, otherwise restates the terms and conditions of the prior plan, which was filed as Exhibit 10.3 to our Form 10-Q filed with the SEC on August 9, 2016.

As of April 13, 2017, there were [X] shares available for future grants under the Plan, which became available for reuse in connection with the forfeiture of previously granted awards. You are being asked to approve the Plan to increase the number of shares of Company stock that can be issued under the Plan by ten million (10,000,000) (representing less than [X] of our issued and outstanding shares) bringing the total number of shares available for future grants under the Plan as of April 13, 2017 to [X] and the total number of shares reserved for grant since the adoption of the 2015 Stock Incentive Plan to fifteen million (15,000,000).

Assuming a quorum is present, the affirmative vote of a majority of the Company stock voted on the proposal at the meeting in person or by proxy will be required to approve the Plan.

Long-term equity awards are a key element of our compensation programs and accomplish the following objectives:

◾	Align the interest of key employees with those of our shareholders through increased employee ownership of the Company;
◾	Attract, motivate and retain key employees who will contribute to our long-term financial success;
◾	Provide incentive compensation opportunities in a highly competitive industry to encourage top talent to remain dedicated to our long-term objectives; and
◾	Attract and retain members of our Board of Directors that are highly competent individuals upon whose judgment, initiative, leadership and continued efforts our success depends.

We need additional shares to help achieve our goals and enable us to continue making long-term equity awards to employees to incentivize them to grow the Company, and to attract and retain key individuals who are essential to the long-term success of the Company. If the shareholders do not approve the Plan, then the terms, conditions and current share reserve of the Plan will continue in effect, but we may not have a sufficient number of shares available for future grants under the Plan.

In determining the number of shares of Company stock to request for approval, our management and the Compensation Committee, in consultation with our compensation consultant, evaluated the dilution, historic share usage, burn rate, and the existing terms of outstanding equity awards. We believe the increased dilution resulting from the approval of the Plan is moderate and consistent with shareholder interests. For additional information on our dilution, historic share usage and burn rate, see the section entitled “Dilution and Historical Share Usage” below.

Vote Required

A majority of the votes cast, in person or by proxy, at the Annual Meeting will be required to approve the Plan. Abstentions will not be considered votes cast in respect of the proposal.

The Compensation Committee and the Board of Directors recommends a vote FOR the approval of the Amendment of the Endo International plc Amended and Restated 2015 Stock Incentive Plan.

Dilution and Historical Share Usage

Dilution. Subject to shareholder approval of the Plan, [X] shares of Company stock will be reserved for issuance under the Plan as of April 13, 2017, which represents approximately [X] of our issued and outstanding shares. The Board of Directors believes that this number of shares constitutes reasonable potential equity dilution and provides a significant incentive for employees to increase the value of the Company for all shareholders. The closing trading price of each share of Company stock as of the record date was [X].

As of the record date, Endo had: (i) [X] shares of Company stock outstanding; (ii) [X] stock options outstanding (vested and unvested), of which [X] had an exercise price greater than Endo’s stock price as of the record date; and (iii) [X] shares of unvested restricted stock and restricted stock units outstanding. The new shares available under the Plan would represent an additional potential equity dilution of approximately [X]. Including the proposed additional shares under the Plan, the potential equity dilution from all equity incentive awards outstanding and available for grant under all of our equity plans would result in a maximum potential equity dilution of approximately [X].

Of the new shares reserved for issuance under the Plan, no more than half of such shares will be issued as “full value awards.” The shares may be authorized but unissued Company stock or authorized and issued Company stock held in the Company’s treasury. If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of Company stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for awards under the Plan except that any shares of Company stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the Plan. In no event may the total number of shares of Company stock subject to awards granted to any one participant during any tax year of the Company, exceed one million five hundred thousand (1,500,000) shares (based on highest levels of performance resulting in maximum payout), subject to adjustment for certain transactions. The maximum fair market value of shares of Company stock subject to awards that may be granted to each non-employee director participant in any consecutive twelve-month period is limited to $750,000.

The quantity of shares available for issuance under the Plan is required to provide the Company with the ability to support our pay-for-performance compensation philosophy by offering the appropriate level of incentives to effectively attract, motivate and retain highly-talented individuals, while supporting our strategic growth objectives focused on the creation of shareholder value. As exhibited by the Company’s responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, the stock reserved under the Plan will provide the Company with the platform needed for continued Company growth, while managing program costs and share utilization levels within acceptable industry standards.

Share Usage. In determining the number of shares to request for approval, we evaluated the dilution and historic share usage (as described above), burn rate and the existing terms of outstanding awards under our equity plans. The annual share usage under our equity plans for the last three fiscal years was as follows:

		Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2014	Average
A	Total Shares Granted During Fiscal Year (1)	4,951,749	2,185,578	1,650,984	2,929,437
B	Basic Weighted Average Common stock Outstanding	222,651,000	197,100,000	146,896,000	188,882,333
C	Burn Rate (A/B)	2.22%	1.11%	1.12%	1.49%

(1)

Includes the number of options and full value awards (restricted shares and restricted stock units) granted for such year. PSUs granted are also included as full value awards. The number of full value awards granted for each year is multiplied by a multiplier of 1.5 based on the volatility in the Company’s stock price over the preceding three years.

Description of Material Features of the Plan

Terms and Provisions. The material terms and provisions of the Plan, assuming this Proposal 7 is approved, are summarized below. Except as discussed in this Proposal 7, no additional changes are being made to the Plan previously approved by shareholders. This description is not intended to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached as Annex 3 to this Proxy Statement.

Administration. The Plan is administered by the Compensation Committee, which was appointed by our Board of Directors. The Compensation Committee has the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or as necessary or advisable. The Compensation Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees. All decisions, determinations, and interpretations of the Compensation Committee are final and binding, and no member of the Compensation Committee will be liable for any action taken or determination made in good faith with respect to the Plan or any award.

Eligibility. Awards pursuant to the Plan may be granted to employees of the Company, including officers and directors who are employees, to non-employee directors, and to consultants of the Company. Incentive stock options may only be granted to Company employees (including officers and directors who are also employees). All of our non-employee directors are eligible to participate in the Plan, and the number of employees who participate in the Plan is approximately 760.

Shares Available. As of April 13, 2017, [X] shares of Company stock are reserved for issuance under the Plan, subject to adjustment for a change in capitalization. Of the new shares reserved for issuance under this Plan, no more than half of such shares may be issued as “full value awards.” The shares may be authorized but unissued Company stock or authorized and issued Company stock held in the Company’s treasury. If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for awards under the Plan except that any shares of Company stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the Plan. In no event may the total number of shares of Company stock subject to awards granted to any one participant during any tax year of the Company, exceed one million five hundred thousand (1,500,000) shares (based on highest levels of performance resulting in maximum payout), subject to adjustment for certain transactions. Also the maximum fair market value of shares of Company stock subject to awards that may be granted to each non-employee director participant in any consecutive twelve-month period is limited to $750,000.

Description of Awards. The Plan provides for the grant of stock options, stock appreciation rights, shares of restricted stock, stock bonus, performance awards or other share-based or cash-based awards. Subject to earlier vesting on certain events, as described below, no award (or portion of an award) granted under the Plan provides for vesting prior to the first anniversary of its date of grant. However, awards that result in the issuance of an aggregate of up to 5% of the shares of Company stock available under the Plan may be granted under the Plan without regard to such minimum vesting provisions. In addition, as described below, awards that are subject to time-based vesting conditions are generally required under the Plan to vest over a three-year period.

Stock Options. Options granted under the Plan may be incentive stock options meeting the definition of an incentive stock option under Section 422 of the Internal Revenue Code or options which do not qualify as incentive stock options (referred to as nonqualified options). An award will be evidenced by an award agreement that specifies the option price, duration of the option, the number of shares to which the option pertains, termination and transferability rights and other provisions as the Compensation Committee may determine to be appropriate. The option price for each grant will be at least equal to the fair market value of the shares subject to the option on the grant date of the option. The date on which the Compensation Committee adopts a resolution granting an option will be considered the grant date of the option, unless such resolution specifies a later date. No option may be exercised later than the tenth anniversary date of its grant. Notwithstanding the foregoing, if the vesting condition for any option (other than options excluded from the minimum vesting requirement) relates exclusively to the passage of time and continued employment, such time period will not be less than 36 months, with no more than 33 1/3% of the award vesting every 12 months from the date of the award (subject to earlier vesting on certain events described below). If the vesting condition for any award relates to the attainment of specified performance goals, such award will vest over a performance period of not less than one year (subject to earlier vesting on certain events described below).

Stock Appreciation Rights (SARs). The Compensation Committee may grant SARs under the Plan, either in tandem with stock options or freestanding and unrelated to options. Tandem SARs may be exercised only when the related option is exercisable. Freestanding SARs may be exercised upon such terms and conditions established by the Compensation Committee. Each SAR will be evidenced by an award agreement that will specify the grant price, the term of the SAR and other provisions as the Compensation Committee or board may determine to be appropriate. In no event will the appreciation base of the ordinary shares subject to the SAR be less than the fair market value of the shares on the date of grant. The term of the SAR may not exceed ten (10) years. Notwithstanding the foregoing, if the vesting condition for any SAR (other than SARs excluded from the minimum vesting requirement) relates exclusively to the passage of time and continued employment, such time period will not be less than 36 months, with no more than 33 1/3% of the award vesting every 12 months from the date of the award (subject to earlier vesting on certain events described below). If the vesting condition for any award relates to the attainment of specified performance goals, such award will vest over a performance period of not less than one year (subject to earlier vesting on certain events described below). Upon exercise of a SAR, a participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the fair market value of a share on the exercise date and the appreciation base of the SAR, by (ii) the number of shares with respect to which the SAR is exercised.

Restricted Stock and Bonus Stock. The Compensation Committee may grant restricted stock awards, alone or in tandem with other awards under the Plan, subject to such restrictions, terms and conditions, as the Compensation Committee may determine in its sole discretion and as may be evidenced by the applicable agreements. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Compensation Committee may determine in its sole discretion. Notwithstanding the foregoing, if the vesting condition for any award that is settled in Company stock, such as restricted stock awards (full value awards) (other than full value awards excluded from the minimum vesting requirement) relates exclusively to the passage of time and continued employment, such time period will not be less than 36 months, with no more than 33 1/3% of the award vesting every 12 months from the date of the award (subject to earlier vesting on certain events described below). If the vesting condition for any full value award (including award of restricted stock) relates to the attainment of specified performance goals, such full value award will vest over a performance period of not less than one year (subject to earlier vesting on certain events described below). Each agreement with respect to a restricted stock award will set forth the amount (if any) to be paid by the participant with respect to the award and when and under what circumstances such payment is required to be made. The Compensation Committee may grant stock bonus awards, alone or in tandem with other awards under the Plan, subject to such terms and conditions as the Compensation Committee may determine in its sole discretion and as may be evidenced by the applicable agreement.

Performance Awards. The Compensation Committee may grant performance awards, alone or in tandem with other awards under the Plan, to acquire shares of Company stock in such amounts and subject to such terms and conditions as the

Compensation Committee may, from time to time in its sole discretion, determine, subject to the terms of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Internal Revenue Code, unless the Compensation Committee will determine otherwise, the Performance Awards will provide that payment will be made within 2 1/2 months after the end of the year in which the Participant has a legally binding vested right to such award. No dividends or dividend equivalents will be paid in respect of unvested performance awards. In the event that the Compensation Committee grants a performance award or other award (other than a nonqualified option or incentive stock option) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Internal Revenue Code, payments under the award will be made solely on account of the attainment of one or more objective performance goals. The performance goals must be established in writing by the Compensation Committee not later than 90 days after the commencement of the period of service to which the award relates (but in no event after 25 percent of the period of service has elapsed). The performance goal(s) to which the award relates may be based on one or more of the business criteria set forth in the Plan.

Other Stock- or Cash-Based Awards. The Compensation Committee is authorized to grant other stock-based awards or other cash-based awards, as deemed by the Compensation Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Internal Revenue Code, unless the Compensation Committee will determine otherwise, the awards will provide that payment will be made within 2 1/2 months after the end of the year in which the participant has a legally binding vested right to such award. With respect to other cash-based awards intended to qualify as performance based compensation under Section 162(m) of the Internal Revenue Code, (i) the maximum value of the aggregate payment that any participant may receive with respect to any such other cash-based award that is an annual incentive award is $5,000,000, (ii) the maximum value of the aggregate payment that any participant may receive with respect to any such award that is a long-term cash incentive award is the amount set forth in clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve, (iii) the achievement of the awards will be based on the business criteria listed under “Performance Awards” above, and (iv) the additional rules described above applicable to awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code will apply. The Compensation Committee may establish such other rules applicable to the other stock- or cash-based awards to the extent not inconsistent with Section 162(m) of the Internal Revenue Code.

Termination of Service. Unless the applicable award agreement provides otherwise or the Compensation Committee in its sole discretion determines otherwise, the Plan generally provides for the treatment of outstanding awards in the event of a termination of a participant’s service with or without cause (as such term is defined in the Plan), for good reason (or any like term as defined under a participant’s employment agreement), or as a result of voluntary retirement, death or disability.

Effect of Change in Control. Unless the applicable award agreement provides otherwise, in the event of a Change in Control (as such term is defined in the Plan), and in accordance with the requirements of Section 409A of the Internal Revenue Code:

◾

For any award that is assumed in connection with a Change in Control, in the event of a termination of a participant’s service by the Company without cause, during the 24-month period following the Change in Control, at the time of termination, all awards held by the participant will vest, and any performance conditions imposed on the awards will be deemed to be achieved at target levels.

◾

For any award that is not assumed in connection with a Change in Control, immediately upon the occurrence of the Change in Control, all awards held by the participant will become fully vested and any performance conditions imposed on the awards will be deemed to be achieved at target levels.

◾

An award will be considered assumed if, following the Change in Control, the award remains subject to the same terms and conditions that were applicable to the award immediately prior to the Change in Control except that, if the award related to shares of Company stock, the award instead confers the right to receive ordinary shares of the acquiring entity.

◾

In the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Internal Revenue Code, the Company may provide that each award will, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per share of Company stock in the Change in Control over the exercise price (if any) per share of Company stock subject to the award multiplied by (y) the number of shares granted under the award.

Amendment or Termination of the Plan. Subject to certain limitations, the Board of Directors or the Compensation Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, neither the Board of Directors, the Compensation Committee nor their respective delegates will have the authority to (a) re-price (or cancel and re-grant) any option or, if applicable, either award at a lower exercise, base or purchase price, or (b) cancel underwater options or stock appreciation rights in exchange for cash (at any time when the fair market value as defined in the Plan of the Company stock is less than the exercise price of the option or stock appreciation right) without first obtaining the approval of the Company’s shareholders.

Federal Income Tax Consequences of the Company’s Amended and Restated 2015 Stock Incentive Plan

The following discussion of certain relevant federal income tax effects applicable to stock options and other stock-based awards granted under the Plan is a summary only, and reference is made to the Internal Revenue Code for a complete statement of all relevant federal tax provisions.

Options. With respect to nonqualified options (NSO), the participant will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

In general, no taxable income is realized by a participant upon the grant of an incentive stock option (ISO). If ordinary shares are issued to a participant (option shares) pursuant to the exercise of an ISO granted under the Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant (a disqualifying disposition), then, generally (i) the participant will not realize ordinary income upon exercise and (ii) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of ordinary shares on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.”

If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as an NSO as discussed above.

In general, we will receive an income tax deduction at the same time and in the same amount as the employee recognizes ordinary income.

Payment of Option Price in Shares. If an option is exercised through the use of Company stock previously owned by the participant (subject to applicable law), such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction. However, if the previously owned shares were acquired on the exercise of an incentive stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise a stock option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income in the amount described above.

SARs. The recipient of a grant of SARs will not realize taxable income and we will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. In general, we will be entitled to a corresponding deduction, equal to the amount of income realized.

Restricted Stock. A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded under the Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. We generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.

Other Types of Awards. With respect to other awards under the Plan, generally when the participant receives payment with respect to an award, the amount of cash and fair market value of any other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction in the same amount.

New Plan Benefits

Future grants under the Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of our ordinary shares on future dates and the exercise decisions made by the participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the Plan. The following table reflects awards made under the Plan in 2016.

NEW PLAN BENEFITS Amended and Restated 2015 Stock Incentive Plan
Name and Position	Dollar Value ($)(1)	Number of Units (#)
Paul V. Campanelli, President and Chief Executive Officer	$6,770,365	504,987
Blaise Coleman, Executive Vice President and Chief Financial Officer	$481,229	36,352
Joseph J. Ciaffoni, President, U.S. Branded Pharmaceuticals	$2,403,580	94,328
Terrance J. Coughlin, Executive Vice President and Chief Operating Officer	$1,209,419	32,878
Matthew J. Maletta, Executive Vice President, Chief Legal Officer	$1,330,364	36,165
Rajiv De Silva, Former President and Chief Executive Officer	$12,508,681	317,239
Suketu P. Upadhyay, Former Executive Vice President and Chief Financial Officer	$7,405,718	280,767
Hemanth J. Varghese, Former President, International Pharmaceuticals and Executive Vice President of Corporate Development	$2,107,506	57,292
Brian Lortie, Former President, U.S. Branded Pharmaceuticals	$997,726	27,123
Executive Group (5 persons) (2)	$10,328,053	624,973
Non-Executive Director Group (9 persons)	$2,850,000	71,032
Non-Executive Officer Employee Group (745 persons)	$84,163,749	3,464,529

(1)

Award levels established at the time of the grant are based on the grant expected target value, which is derived from Endo’s closing stock price at the time of the grant for RSUs and PSUs and the Black-Scholes valuation model for options. For accounting and proxy reporting purposes, the long term incentive amounts reported above represent the grant date fair value under ASC 718 (see Summary Compensation Table’s footnote (1) for additional details).

(2)	Represents the executive officers disclosed in our Annual Report on Form 10-K for the year ended December 31, 2016

Equity Compensation Plan Information

The following information relates to plans in effect as of December 31, 2016 under which equity securities of Endo may be issued to employees and directors.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,179,931	$41.70	6,882,341
Equity compensation plans not approved by security holders	—	$—	—

Total	6,179,931	$41.70	6,882,341

(1)	Excludes shares of restricted stock units and performance share units outstanding.

Registration with the SEC

We intend to file with the SEC a registration statement on Form S-8 covering the Company stock reserved for issuance under the Plan.

Compensation Discussion and Analysis

Executive Summary

Compensation Philosophy

Pay-for-performance underlies Endo’s compensation philosophy. The Compensation Committee believes that the most effective executive compensation program is one that is designed to provide incentives that advance the interests of shareholders and deliver levels of compensation that are commensurate with performance. Endo’s compensation philosophy is designed to support our business strategy by attracting and retaining highly-talented individuals and motivating them to achieve competitive corporate performance, while embracing the Company’s key values and behaviors.

The Company’s commitment to its pay-for-performance philosophy was demonstrated in 2016, a year in which Endo faced significant external and internal challenges, including unanticipated external headwinds such as changes in prescribing trends for pain treatment products resulting in the adjustment of full-year financial expectations, considerable stock price decline and key executive management changes. In the context of this challenging year, the Compensation Committee remained committed to the Company’s pay-for-performance philosophy, which significantly impacted NEO performance-based annual cash incentive compensation, which is directly tied to Company and individual performance, and equity-based LTI awards which directly links to realized value opportunities with shareholder value creation.

The following summarizes Endo’s financial and strategic performance for 2016:

Strategic Vision & Results

As a highly focused generics and specialty branded pharmaceutical company, delivering quality medicines to patients through excellence in development, manufacturing and commercialization, Endo’s 2016 strategic vision emphasized the importance of growth in U.S. generic and branded pharmaceutical and select international pharmaceutical markets

Build on strengths in generic and branded pharmaceuticals:

✓  Achieved double digit revenue and demand growth for XIAFLEX®

✓  Showed significant sales growth for key generic brands including sterile injectables

✓  Secured new patent for Vasostrict® from the U.S. Patent and Trademark Office (PTO), which has an expiration date of January 30, 2035

✓  Successfully protected OPANA® ER patents, blocking generic versions until two patents expire in 2023

Drive organic and sustainable growth through core products:

✓  Continued to grow core assets within the branded Specialty Pharmaceuticals business, including XIAFLEX® and SUPPRELIN® LA

✓  Launched two first-to-file compounds (generic versions of SEROQUEL® and ZETIA®) in substantial commercial markets

Invest prudently in product pipeline in areas with relevance to patients, physicians and customers:

✓  Initiated XIAFLEX® Phase 2b study for the treatment of cellulite and achieved positive results on all study endpoints

✓  Made substantial progress in the generics pipeline exceeding targets for regulatory submissions and new product launches

✓  Received FDA approval for Par’s mycophenolate mofetil hydrochloride (HCl) for injection, the first available generic injectable version of Roche’s CellCept®

Focus on operational execution:

✓  Began the branded product and asset portfolio assessment resulting in increased investment in core growth brands, while executing the return of BELBUCA™ to BDSI resulting in $90-100 million of annual cost savings

✓  Completed the generic product portfolio optimization and restructured the manufacturing network, pruning low value products and product families, resulting in an improved cost structure

✓  Increased focus on careful allocation of capital and cash conversion

Create value through differentiated operating model:

✓  Reshaping Company by implementing more cohesive and efficient operating model to enable increased investment in core businesses

✓  Building portfolio and organizational capabilities that support the generic and branded businesses

Financial Results

Executive Summary (continued)

Program Objectives and Elements of Executive Compensation

Our executive compensation program seeks to:

◾     Align pay practices and incentive structures with long-term shareholder value;

◾    Provide appropriate compensation for achieving annual results while fostering a long-term performance orientation;

◾     Link compensation with Company and individual performance;

◾    Reward high performance as measured against the Company’s strategic and business plans;

◾     Reflect the competitive market for acquiring and retaining top talent; and

◾    Mitigate pay practice risks through a balanced approach to performance-based compensation.

In support of these objectives, the Company’s compensation programs consist of elements designed to complement each other and reward achievement of short-term and long-term objectives tied to the Company’s performance through the establishment and achievement of strategic operating metrics or as a function of the Company’s total shareholder return. In support of our compensation philosophy, we have chosen selected metrics to align employee compensation, including compensation for the NEOs, to the Company’s business strategy and strategic operating results. The three principal components of the Company’s total compensation are base salary, annual cash incentive compensation and equity-based LTI compensation, as discussed in greater detail under the section “Executive Compensation Program.”

Competitive Considerations

In making compensation decisions with respect to each element of compensation, the Compensation Committee considers the competitive market for executives and compensation levels provided by comparable companies. The Compensation Committee reviews the compensation practices at companies with which the Company competes for talent, including businesses engaged in activities similar to those of the Company. While we do not believe that it is appropriate to establish compensation levels based primarily on benchmarking, we believe that information regarding pay practices at other companies is nevertheless useful in two respects. First, we recognize that our compensation practices must be competitive in the marketplace. Second, independent marketplace information is one of the many factors that we consider in assessing the reasonableness of compensation.

The Compensation Committee generally aligns target executive compensation at the median of compensation packages for executives in similar positions and with similar responsibilities and experience at similar companies of comparable size, with the opportunity for top quartile actual compensation based upon individual and Company performance. We recognize, however, that positions with similar titles are not always comparable in terms of responsibility to such positions at the Company. The Compensation Committee’s choice of this target percentile reflects the Company’s consideration for our shareholders’ interests in paying what is competitive to achieve our corporate goals, while conserving cash and equity as much as practicable.

We believe that, given our compensation philosophy and objectives, compensation targeted at the median of similarly-situated companies with the opportunity for top quartile total compensation based upon performance is generally sufficient to retain our current executive officers and to hire new executive officers when and as required. In setting compensation for the NEOs, the Compensation Committee considers comparative market data requested from Korn Ferry Hay Group, its compensation consultant. In gathering relevant competitive market compensation data, the Compensation Committee approved the use of a sample of companies with similar operations as Endo.

We refer to all of these sample companies as the “Pay Comparator Companies.” The Committee believes that Endo competes with the Pay Comparator Companies for talent and for shareholder investment. In assessing the relevance of the Pay Comparator Companies, Korn Ferry Hay Group evaluates the appropriateness based on several key criteria in an effort to identify comparator companies with the most appropriate business fit. These factors include company size (in terms of both revenue and market cap), industry/business sector, operating complexity, location, talent market, customer base and other relevant factors, recognizing that not all peer companies will match all criteria and not all criteria are of equal importance.

The Pay Comparator Companies typically have similar executive officer positions; however, the Compensation Committee does not attempt to set each compensation element for each executive within a particular range as it relates to the Pay Comparator Companies. Instead, the Compensation Committee uses market comparisons as one factor in making compensation decisions. Among other factors considered when making individual executive compensation decisions include individual contribution and performance, reporting structure, complexity and importance of role and responsibilities, leadership and growth potential.

Executive Summary (continued)

Korn Ferry Hay Group makes periodic recommendations to the Committee regarding the recalibration of the Pay Comparator Companies referenced. As a result of this annual review, Endo recalibrated the Pay Comparator Companies to include organizations that were more relevant to Endo’s size and business composition. The consolidation of viable peer companies and loss of many similarly-sized competitor companies during the past few years has forced Endo to consider comparator companies that fall outside of the normal size parameters in order to include organizations relevant to Endo’s business. This includes companies both larger and smaller in size, in an effort to include a balanced and fair assessment of the range of competitive pay levels. Ultimately, Endo believes it is imperative that the comparator companies align with Endo’s customer base and market for key talent in order to establish a reasonable assessment of competitive pay levels for our NEOs.

The Compensation Committee approved Pay Comparator Companies for 2016 are listed in the table below:

2016 Pay Comparator Companies
Alexion Pharmaceuticals Inc.	Mallinckrodt plc
Alkermes plc	Medivation Inc.
Allergan plc	Mylan NV
Biogen Inc.	Perrigo Co. plc
BioMarin Pharmaceutical Inc.	Regeneron Pharmaceuticals
Celgene Corporation	United Therapeutics Corporation
Jazz Pharmaceuticals plc	Vertex Pharmaceuticals Inc.

Say-on-Pay Consideration

In establishing 2017 compensation, the Compensation Committee also considered the results of the most recent shareholder advisory vote on executive compensation (the say-on-pay vote) at the Company’s Annual Meeting held in June 2016, where over 97% of the votes cast on the say-on-pay proposal were voted in favor of the proposal. The Compensation Committee believes this result affirms shareholder support for our executive compensation decisions and policies, and as such, the Compensation Committee did not implement any changes as a result of this vote. The Compensation Committee will continue to consider the results of future say-on-pay votes when making executive compensation decisions and policies.

Pay Risk and Governance

At least on an annual basis, the Company conducts an assessment of the potential risks associated with the Company’s compensation arrangements, policies and practices. The assessment is conducted by Korn Ferry Hay Group and then reviewed by the Company’s Compensation Committee. A key objective is to determine whether the Company’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. This risk assessment process includes:

◾  A comprehensive review of compensation programs with the highest potential for material adverse effect;

◾  Identification of key Company positions and business areas that could potentially carry a significant portion of the Company’s risk profile;

◾  Identification of compensation programs for the key Company positions and business areas; and

◾  An analysis of employee compensation plans with the highest potential for risk, pursuant to which we:

◾     Identify the features within the plans that could potentially encourage excessive or imprudent risk taking;

◾     Identify business risks that these features could potentially encourage;

◾    Identify controls and plan features that mitigate the risks identified;

◾     Determine residual risk remaining after having identified mitigating controls and features; and

◾    Assess whether residual risk is reasonably likely to have a material adverse effect on the Company as a whole.

The Compensation Committee also reviews the Company’s compensation programs that allow for variable payouts. A key consideration is the establishment of an appropriate mix of performance metrics. The Compensation Committee also oversees the plans so that they reward both annual goal achievement and the long-term sustainable success of the Company. In addition, the reviews focus on plans where an employee might be able to influence payout factors and programs that involve our executives, with a focus on analyzing whether any of the performance targets encourage excessive risk taking. During the assessment, several control and design features of the Company’s compensation program that are intended to mitigate the risk of excessive risk-taking are evaluated. Risk profiles are also evaluated on an on-going basis by the Company’s management team as new program designs are considered.

Executive Summary (continued)

Based on the process described above, it was concluded that the potential risks associated with the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on Endo. The Compensation Committee will continue to review the Company’s compensation programs at least annually to identify and address potential risks that may have a material adverse effect on the Company.

Company Actions

In response to the evolving nature of our business structure and our goal to strengthen our executive pay decisions, emphasis has been placed on continuing to enhance the effectiveness of our executive compensation policies in increasing shareholder value creation and preservation. The following reflects the leading practices implemented and maintained by the Company in an effort to achieve pay-for-performance, while maintaining good corporate governance:

Item	Actions
Competitive Considerations

◾   “Pay Comparator Companies” updated and maintained to compare NEO total compensation levels; and

◾  Conduct assessments at least annually of the positioning of NEO total compensation levels against the Pay Comparator Companies to assess competitive external market alignment in the industry sectors in which Endo competes for talent.

Incentive Compensation

◾  Short- and long-term incentive programs designed to closely link pay and performance with the objective of enhancing shareholder value;

◾   Equity plans prohibit the re-pricing of equity awards without shareholder approval and do not allow for cash buyouts of underwater options;

◾   “Double trigger” change in control provisions in our Amended and Restated 2015 Stock Incentive Plan;

◾  LTI awards granted to employees under the Amended and Restated 2015 Stock Incentive Plan are generally subject to three-year vesting conditions, subject to earlier vesting on certain events;

◾  PSU performance criteria based on relative three-year TSR against a custom index of pharmaceutical companies, and free cash flow performance;

◾   Annual equity opportunities for Mr. Campanelli and all Vice President-level positions and above consist of a balanced combination of PSUs, RSUs and stock options to further strengthen the focus on shareholder value creation and preservation;

◾   Proactive share utilization management, including the use of Long-Term Cash Incentive (LTCI) awards tied to the value of Endo stock, were granted to eligible middle-management and professional level employees in 2017; and

◾   Approved a new common grant date of April 1st, supporting best practices by granting the annual equity awards a sufficient amount of time after Endo’s annual earnings release.

Employment Agreements

◾   “Golden parachute” gross-up payments related to excise tax liabilities resulting from a change in control of the Company are prohibited; and

◾   Except as required by local law, NEO employment agreements with automatic renewal provisions are disallowed.

Risk Management

◾  Annual assessments conducted of the potential risks associated with compensation arrangements, policies and practices to confirm that they are not reasonably likely to have a material adverse effect on Endo;

◾  Compensation recovery policy (clawback) relating to repayment of cash incentive awards by an executive in the event of a restatement of the Company’s financial results;

◾   Hedging and pledging of Company stock by employees and/or non-employee Directors is prohibited;

◾  Stock ownership guidelines for both non-employee Directors and for executive management to align their interests with the interests of Endo shareholders (requiring non-employee Directors not to sell shares until guidelines are attained);

◾  Individual share limitations for non-employee Directors and employees; and

◾  The Compensation Committee retained Korn Ferry Hay Group as its independent compensation consultant.

Executive Compensation Program

The Company’s primary objectives with respect to the development and implementation of executive compensation programs are to attract, retain and motivate highly qualified talent, as well as align executive compensation with the Company’s overall operating performance and business strategies, closely linked to the enhancement of shareholder value. The Compensation Committee believes that the most effective executive compensation program is one that is designed to recognize the achievement of specific annual, long-term and strategic goals of the Company, rewarding executives who contribute to meeting and exceeding the Company’s business objectives, with the ultimate objective of improving shareholder value.

The three principal components of the Company’s total compensation are: base salary, annual cash incentive compensation and equity-based LTI compensation. In allocating compensation among these elements, we believe that the majority of the compensation of our senior-most levels of management—the levels of management having the greatest ability to influence the Company’s performance—should be performance-based.

In making decisions with respect to any element of a named executive officer’s compensation, the Compensation Committee considers the total compensation that may be awarded to the officer, including salary, annual incentive compensation cash bonus and long-term incentive compensation. In addition, in reviewing and approving employment agreements for NEOs, the Compensation Committee considers the other benefits to which the officer is entitled by the agreement, including compensation payable upon termination of the agreement under a variety of circumstances. The Compensation Committee’s goal is to award compensation that is competitive to attract and retain highly qualified leaders and motivate high business performance. The Compensation Committee believes that its compensation programs align executive and shareholder interests by effectively calibrating compensation payout levels with individual and Company performance.

Base Salary

Purpose. The objective of base salary is to reflect job responsibilities, value to the Company and individual performance while taking into consideration market competitiveness. We seek to provide our executive officers with competitive annual base salaries in order to attract and retain them. While the base salary component of our executive officer compensation program is primarily designed to provide the baseline level of compensation to executive officers, individual performance is also a key consideration when establishing appropriate base salary levels, further supporting the Company’s pay-for-performance philosophy.

Considerations. Salaries for the NEOs are determined initially by each individual’s employment agreement which are described under “Employment and Change in Control Agreements; Severance Agreements” below. These salaries and the amount of any increase over these salaries are determined by the Compensation Committee based on a variety of factors, including:

◾	the nature and responsibility of the position and, to the extent available, salary norms for persons in comparable positions at the Pay Comparator Companies;
◾	the expertise and competencies of the individual executive;
◾	the competitiveness of the market for the executive’s services;
◾	internal review of the executive’s compensation, both individually and relative to other NEOs;
◾	the recommendations of the President and Chief Executive Officer (except in the case of the President and Chief Executive Officer’s own compensation); and
◾	individual performance of the NEO, which includes:
◾	achievement of individual annual goals and objectives, the risks and challenges involved, and the impact of the results;
◾	performance of day-to-day responsibilities;
◾	increases in competencies and skill development;
◾	value of the NEO’s contribution to function and Company goal achievement; and
◾	behaviors aligned with Endo key values.

Base salaries are generally reviewed annually. In reviewing salaries, the Compensation Committee adjusts salaries from time to time to realign salaries with market levels, individual performance and incumbent experience. The Compensation Committee also considers salaries relative to those of others within the Company and may, on occasion, make adjustments to salaries or other elements of total compensation, such as annual incentive compensation and long-term incentive targets, where such an adjustment would correct a compensation imbalance, as the Compensation Committee deems appropriate.

2016 Decisions Regarding Base Salary. In October 2016, as part of the Compensation Committee’s annual review of compensation, Korn Ferry Hay Group provided the Compensation Committee with a market assessment of the competitive compensation for the Company’s executive officers. This assessment included reviewing the Pay Comparator Companies and:

◾	establishing a benchmark match for each of the positions;
◾	gathering and analyzing competitive compensation from relevant labor markets; and
◾	developing competitive market medians of compensation for the positions.

Based on the competitive market data referred to above, the Compensation Committee developed, with the assistance of Korn Ferry Hay Group, market medians of compensation for each of Endo’s compensation elements (base salary, target annual incentive compensation, and expected target value of long-term incentive compensation) and then compared each NEO’s current compensation to the market median for each data sample. The market data and the performance of each of Endo’s NEOs are reviewed each year, but there is no assurance that any of their individual compensation packages will be aligned with the market. Please reference the “Individual Compensation Determination” section for approved salary actions.

Performance-Based Annual Cash Incentive Compensation

Purpose. The compensation program provides for an annual cash incentive that directly reinforces the Company’s pay-for-performance approach. This incentive compensation program is a short-term performance-based incentive plan that rewards the achievement of annual goals and objectives, as well as longer-range strategic goals. Both the Company and individual performance goals, and the resulting payments, are pre-established and formulaic. The objective of the program is to compensate individuals based on the achievement of specific goals that are intended to correlate closely with shareholder value.

The Compensation Committee will annually assess each NEO’s achievement against the Company’s annual pre-established and formulaic objectives, while operating within the structure of the Internal Revenue Code Section 162(m) compliant incentive compensation program, which allows for a maximum bonus equal to 225% of the target bonus amount based on the achievement of pre-established consolidated adjusted net income goals. The Committee then applies negative discretion based on quantifiable Company scorecard and individual performance objectives. The following illustrates the mechanics underlying the annual cash incentive calculation:

The respective annual cash incentive compensation target for each named executive officer related to 2016, paid in early 2017, is expressed in the graph below.

Annual incentive compensation targets for our Former Named Executive Officers, as defined in the “Compensation of Executive Officers and Directors” section, were 125%, 60% and 55% for Messrs. De Silva, Varghese and Lortie, respectively, with their annual incentive compensation opportunities governed by the terms of their respective separation agreements. Mr. Upadhyay was not eligible for a 2016 annual incentive compensation bonus per the terms of his employment agreement. Please reference the “Individual Compensation Determination” section for additional information.

Considerations. The annual cash incentive compensation program includes relative incentive levels based on each NEO’s specific position accountabilities, and impact on overall Company strategic and operating performance, with target awards established as a percentage of base salary. Each NEO’s target annual incentive compensation bonus is initially established pursuant to his employment agreement, which is determined based on all factors that the Compensation Committee deems relevant, including (but not limited to) a review of Pay Comparator Company compensation. The annual incentive compensation metrics are aligned with the Company’s business strategy and the use of consolidated adjusted net income, as well as the Company scorecard objectives including adjusted revenue, adjusted diluted EPS, and non-financial metrics, and are supported by practices observed among our Pay Comparator Companies. The Compensation Committee establishes annual incentive plan targets based upon the Company’s strategic and business plans and then aligns the compensation plan with the Company’s financial guidance for the year. Achieving the high end of the bonus payout threshold is contingent upon achieving significantly higher financial performance than the top end of the guidance range.

Discretion. Under the annual incentive compensation program, the Compensation Committee has discretion, in appropriate circumstances, to pay annual incentive compensation at less than or in excess of target levels (e.g., in determining the extent to which the pre-set performance goals are met for a given period, the Compensation Committee exercises its judgment whether to reflect or exclude the impact of changes in accounting principles and unusual or infrequently occurring events reported in the Company’s public filings, but no more than the lesser of 1) the maximum aggregate amount of the annual incentive pool based on a pre-established fixed percentage of consolidated adjusted net income, or 2) a maximum individual amount of $5,000,000 for the President and Chief Executive Officer and three other highest-paid executive officers (not including the Company’s Executive Vice President & Chief Financial Officer in accordance with Section 162(m) of the Internal Revenue Code), which is the amount approved by shareholders in accordance with Section 162(m) of the Internal Revenue Code under Endo’s Amended and Restated 2015 Stock Incentive Plan. Further, pursuant to each of our NEOs’ employment agreements, target annual incentive compensation as a percentage of annual base salary may subsequently be increased at the discretion of the Compensation Committee. Please reference the “Individual Compensation Determination” section for approved target annual incentive compensation changes.

2016 Decisions Regarding Incentive Compensation. In late 2016, Endo established a new executive management team charged with recommending and implementing a new corporate strategy to drive the long-term success of the Company, as well as determine revised operating goals and objectives. Part of the charter of the executive leadership team was to adjust the cost structure of the business to align with revised financial expectations set on May 5, 2016. Based upon the progress achieved by the new management team and in consideration of Endo shareholders expectations, the Compensation Committee determined that negative discretion used to determine the 2016 bonuses should be based on the revised guidance as discussed below and then reduced to a capped company performance factor of 75%, which determines the actual annual incentive compensation amount paid to Endo’s NEOs.

The following information summarizes the components of the Company’s annual incentive compensation program and the basis for the actual award granted by the Compensation Committee for 2016. With respect to 2016, the annual award for each NEO was based on the achievement of pre-established consolidated adjusted net income goals, with negative discretion derived from corporate scorecard objectives, as well as business segment performance results in the case of Messrs. Ciaffoni, Varghese and Lortie (see the section heading “2016 Financial Information About Segments” for information on business segment performance) and NEO individual performance. While the program’s consolidated adjusted net income performance target remained unchanged in 2016, the underlying corporate scorecard performance objectives for 2016 emphasize the new executive team’s strategic priorities and operating objectives. The performance goals were weighted as follows (specific targets are discussed in the following section entitled “2016 Consolidated Financial Results”):

The above “scorecard” is structured so that objectives allow for a payout opportunity ranging from 0% to 225% of the target bonus opportunity (commensurate with performance), while operating within the structure of the Internal Revenue Code Section 162(m) compliant annual incentive compensation program, which allows for a maximum bonus equal to 225% of the target bonus amount, and the use of negative Committee discretion based on actual performance. The Compensation Committee also has the discretion to withhold annual cash incentives that otherwise would be made to any employees, including the NEOs, if it determines that overall performance is below performance thresholds. Moreover, the scorecard achievements are assessed based on whether the Company achieved the scorecard results considering (1) current healthcare compliance as reflected by a robust internal compliance program and as determined by outcomes of regulatory review and inspections, such as those of the Food and Drug Administration, and (2) progress on health and safety outcomes as determined by other regulatory and environmental matters.

In February 2017, the Compensation Committee approved modifications to the annual incentive compensation program, effective with the 2017 plan year. The modifications include the addition of a new Adjusted EBITDA Margin financial performance metric, and a reallocation of the financial performance weightings between Adjusted Revenue, Adjusted EBITDA Margin and Adjusted Diluted EPS, weighted 25%, 25% and 20%, respectively. The inclusion of Adjusted EBITDA Margin is supported by external practices and designed to measure the Company’s ability to leverage its operating platform to generate cash flow. Under the new scorecard configuration, Endo’s Strategic, Operating and Compliance Priorities will continue to account for 30% of the scorecard results.

2016 Consolidated Financial Results. In 2016, the Company continued to make progress in shaping Endo as a highly focused generics and specialty branded pharmaceutical company with a strong set of assets in both generic and branded pharmaceuticals. Endo also largely delivered on its strategic priorities and operating objectives despite financial headwinds and market factors. The Company also continued to expand the value of the established corporate structure, while succeeding in growing core branded and generic products, progressing key pipeline assets, and successfully defending and progressing key product patents. Further, upon Mr. Campanelli’s appointment to the position of President and CEO of Endo, substantial progress was made in reviewing all aspects of the Company’s business performance and operational objectives. Following the review, decisions were taken to streamline the management structure, eliminate expenses in non-core areas of the business and shift investments to higher value growth assets. On an adjusted basis, the Company achieved the following financial objective results in 2016 compared to prior year financial performance:

Achieved $4.013 billion and $3.292 billion in adjusted revenue in 2016 and 2015, respectively, consisting of $4.010 billion and $3.269 billion of revenue determined in accordance with U.S. generally accepted accounting principles (GAAP), adjusted as described below.

Achieved $4.73 and $4.68 in adjusted diluted EPS from continuing operations in 2016 and 2015, respectively. These amounts consist of $(14.48) and $(1.52) of diluted EPS from continuing operations determined in accordance with GAAP, adjusted as described below.

Fully adjusted amounts are summarized in the graph below (numbers are reported in millions, other than per share information).

(1)

Adjusted revenues and adjusted diluted EPS are not prepared in accordance with GAAP. In calculating these amounts, the Company begins with revenue and diluted EPS from continuing operations amounts determined in accordance with GAAP, which are reported in the Company’s Annual Report on Form 10-K. GAAP diluted EPS from continuing operations is then adjusted for certain upfront and milestone payments to partners; acquisition-related and integration items, including transaction costs, earn-out payments or adjustments, changes in the fair value of contingent consideration and bridge financing costs; cost reduction and integration-related initiatives such as separation benefits, retention payments, other exit costs and certain costs associated with integrating an acquired company’s operations; excess costs that will be eliminated pursuant to integration plans; asset impairment charges; amortization of intangible assets; inventory step-up recorded as part of our acquisitions; certain non-cash interest expense and penalty interest; litigation-related and other contingent matters; gains or losses from early termination of debt; foreign currency gains or losses on intercompany financing arrangements; adjustments related to income taxes; and certain other items, including the impact of including dilutive securities if EPS moves from a net loss position to a net income position. This amount is then further adjusted, and

GAAP revenue is also adjusted, in order to keep participants from being advantaged or disadvantaged as a result of certain unplanned and unbudgeted events or changes throughout the performance period. These adjustments include adjustments for unbudgeted acquisitions during the performance period to include deal model base case revenue and EPS commitments in the Company’s performance targets; adjustments for unplanned material changes in share count during the performance period; and adjustments to neutralize foreign exchange impact versus budget during the performance period. These adjustments were applied in 2016, consistent with Endo’s prior year approach.

2016 Financial Information About Segments. We evaluate segment performance based on each segment’s adjusted income (loss) from continuing operations before income tax, which we define as income (loss) from continuing operations before income tax before certain upfront and milestone payments to partners; acquisition-related and integration items, including transaction costs, earn-out payments or adjustments, changes in the fair value of contingent consideration and bridge financing costs; cost reduction and integration-related initiatives such as separation benefits, retention payments, other exit costs and certain costs associated with integrating an acquired company’s operations; excess costs that will be eliminated pursuant to integration plans; asset impairment charges; amortization of intangible assets; inventory step-up recorded as part of our acquisitions; certain non-cash interest expense and penalty interest; litigation-related and other contingent matters; gains or losses from early termination of debt; foreign currency gains or losses on intercompany financing arrangements; and certain other items.

Readers are encouraged to review the reconciliation between the Company’s consolidated income (loss) from continuing operations before income tax, which is determined in accordance with U.S. GAAP, and our total segment adjusted income from continuing operations before income tax, which is included on page F-31 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

The following highlights changes in revenue from continuing operations by reportable segment compared to prior year:

U.S. Generic Pharmaceuticals. Revenues from our U.S. Generic Pharmaceuticals segment in 2016 increased 53% to $2,564.6 million from $1,672.4 million in 2015. This increase was primarily attributable to the acquisition of Par in September 2016 and the resulting growth in our U.S. Generics Base, Sterile Injectables and New Launches and Alternative Doses components, each of which is further described in our Annual Report on Form 10-K for the year ended December 31, 2016. These increases were partially offset by decreases resulting from competitive pressure on commoditized generic products.

U.S. Branded Pharmaceuticals. Revenues from our U.S. Branded Pharmaceuticals segment in 2016 decreased 9% to $1,166.3 million from $1,284.6 million in 2015. This decrease was primarily attributable to decreased Voltaren® Gel, Lidoderm®, OPANA® ER and Frova® revenues related to generic competition.

International Pharmaceuticals. Revenues from our International Pharmaceuticals segment in 2016 decreased 10% to $279.4 million from $311.7 million in 2015. This decrease was primarily attributable to decreases in Litha revenues as a result of its divestiture of non-core assets during the first quarter of 2016 in addition to unfavorable fluctuations in foreign currency rates, partially offset by increased revenues from the acquisition of certain Aspen Holdings assets in the fourth quarter of 2015.

The following highlights changes in adjusted income (loss) from continuing operations before income tax by reportable segment compared to prior year:

U.S. Generic Pharmaceuticals. Adjusted income from continuing operations before income tax in 2016 increased 46% to $1,079.5 million from $741.8 million in 2015. In 2016, revenues and gross margins increased primarily due to the Par acquisition in September 2015. These increases were partially offset by a decrease resulting from competitive pressure on commoditized generic products and increased charges related to excess inventory reserves at our U.S. Generic Pharmaceuticals segment due to the underperformance of certain products.

U.S. Branded Pharmaceuticals. Adjusted income from continuing operations before income tax in 2016 decreased 20% to $553.8 million from $694.4 million in 2015. This decrease is primarily attributable to decreased revenues related to generic competition.

International Pharmaceuticals. Adjusted income from continuing operations before income tax in 2016 increased 3% to $84.3 million from $81.8 million in 2015. This increase was primarily attributable to an increase in gross margin resulting from the divestiture of certain lower margin products in the first quarter of 2016, increased revenues from the Aspen Acquisition and decreased operating expenses, partially offset by unfavorable fluctuations in foreign currency rates.

Overall Company Performance Against Objectives. In addition to the financial results above, other performance goals are established in alignment with the Company’s strategic, operating and compliance priorities. Further, the goals are developed to deliver strong annual operating performance results, while positioning the Company for longer-term success and enhanced shareholder value. Performance goals are set to be challenging, while reasonably attainable given a con-

certed effort on the part of the Company’s NEOs and employees in consideration of conditions and trends. NEO compensation is closely aligned with the achievement of the 2016 financial objectives, as well as the Company’s strategic, operating and compliance priorities.

The Compensation Committee reviewed the Company’s achievement of the scorecard objectives set forth above for 2016, and made the following performance determination which applies to each NEO.

	Plan Weightings	Payout Percent (Target 100%)	Final Company Performance
Adjusted Revenue	28%	96.2%	26.9%
Adjusted Diluted EPS	42%	83.3%	35.0%
Strategic/Operating/Compliance Priorities	30%	81.2%	24.4%

Total	100%		86.3%

Details behind the Company performance objectives, relative weighting, and actual results are summarized below from the 2016 Company Performance Scorecard (certain amounts may not recalculate due to rounding):

	Objective	2016 Results	Weighting	Achievement Level	Contribution (Weighting x Achievement)
FINANCIAL OBJECTIVES			70.0%	88.5%	61.94%
Adjusted Revenue Goal (1)	Meet or Exceed May Revenue Guidance Range of $3.87 to $4.03 billion	Revenue at 99.6% of the top end of the guidance range as adjusted for currency with 100% of target payout at high end of the guidance range	28.0%	96.2%	26.94%
Adjusted Diluted EPS Goal (1)	Meet or Exceed May EPS Guidance Range of $4.50 to $4.80	Adjusted diluted EPS at 98.5% of the high end of the guidance range with 100% payout at high end of guidance	42.0%	83.3%	35.00%
STRATEGIC, OPERATING AND COMPLIANCE PRIORITIES			30.0%	81.2%	24.35%
Drive organic growth versus 2015 through core businesses	Achieve underlying revenue growth targets versus 2015 for each of Endo’s primary business segments	Exceeded U.S. Branded Pharmaceuticals and International Pharmaceuticals underlying growth objectives by 3% and 2% respectively	4.5%	43.3%	1.95%
Continue strong focus on advancing U.S. Branded Pharmaceuticals key products and R&D pipeline	Meet or exceed XIAFLEX® and BELBUCA™ revenue targets, and initiate next XIAFLEX® clinical study for Cellulite indication	Achieved 98.4% of XIAFLEX® revenue objective and achieved positive Phase 2b cellulite results on all study endpoints	4.5%	66.0%	2.97%
Continue strong focus on U.S. Generics product performance and R&D pipeline value creation	Meet generics financial, synergy, non-financial objectives and product filings (20) and launch (20) goals, and deliver 300 basis points of gross margin improvement by 2019	Delivered on G&A and S&M synergy and integration targets (nearly $60 million) & achieved target cost of revenues improvement, while completing 28 regulatory submissions and 23 product launches including two first-to-file compounds (generic versions of SEROQUEL® and ZETIA®)	4.5%	115.0%	5.18%
Announce at least 2 value-creating transactions and/or collaborations	Evaluate and announce transactions and/or collaborations aligned with all established deal criteria	Acquired Canadian rights to Nucynta® and XIAFLEX®, completing the sale of select Astora patents and terminating worldwide rights for BELBUCA®	3.0%	100.0%	3.00%
Continue to reinforce fundamental focus on Quality, Compliance and Risk Management	Maintain and, where appropriate, enhance program to address global regulatory, quality and compliance requirements, achievement of no material weaknesses related to internal financial controls.	Key quality/compliance performance indicators show sustained improvement, with no warning letter received and a reduction in recalls/market withdrawals of ~70% compared to 2015; met all other internal financial controls and DPA/CIA objectives	4.5%	125.0%	5.63%
Manage capital and distributable cash flow to strengthen balance sheet and enable financial flexibility	Achieve EBITDA Margin, net debt leverage ratio and cash flow from operations objectives	Fell short of full-year objectives	4.5%	—%	—%
Engage, retain, attract and reward high-performing talent supporting Endo’s Vision and key values	Design and implement a comprehensive talent development and succession strategy	Developed talent strategy including leadership development program and key position succession plan, while reshaping the leadership team and implementing new operating model with a restructured manufacturing network that will reduce the cost structure by more than $100 million	4.5%	125.0%	5.63%

(1)	Refer to the section above entitled “2016 Consolidated Financial Results” for discussion of Adjusted Revenues and Adjusted Diluted EPS.

While the outcome of the scorecard review produced overall Company results near target level performance achievement based on the revised guidance, the Compensation Committee exercised negative discretion and implemented a capped bonus opportunity of 75% for all NEOs in 2016, in response to the financial and market challenges facing Endo during the course of the year (which included Revenue guidance changing from $4.32-4.52 billion to $3.87-$4.03 billion, and EPS guidance changing from $5.85-$6.20 to $4.50-$4.80). This action taken by the Compensation Committee demonstrates the Committee’s use of negative discretion under appropriate circumstances and the Company’s commitment to its pay-for-performance philosophy. The 2016 annual incentive compensation bonus amounts for Endo’s NEOs are set forth in the “Individual Compensation Determination” section. See also below under the heading “Post-Termination Benefits” regarding how each named executive officer with an employment agreement is entitled to annual cash incentive compensation as a percentage of salary under certain circumstances.

Equity-Based Long-term Incentive Compensation

Purpose. The LTI program provides an annual award (and, under certain circumstances, a periodic award) that is performance-based. The objective of the program is to align compensation for NEOs over a multi-year period directly with the interests of shareholders of the Company by motivating and rewarding creation and preservation of long-term shareholder value. The level of LTI compensation is determined based on an evaluation of competitive factors in conjunction with total compensation provided to NEOs and the goals of the compensation program described above. Currently, LTI awards are equity-based providing for the awarding of PSUs, RSUs, and stock options. The timing of our equity grants, including stock options, is not coordinated in a manner that intentionally benefits our executive officers or is timed to coincide with the release of material non-public information.

The Company believes that a combination of PSUs, RSUs, and stock options closely equates the value of the benefit received by the recipient to the accounting expense of the benefit to the Company. The Company also believes that the resulting blend of PSUs, RSUs, and stock options is supported by the pattern of equity-based awards that prevails in the Pay Comparator Companies and in the external market generally.

In 2016, senior management’s targeted annual equity mix was calibrated to assign a higher portion of performance-based equity compensation, specifically through the expanded use of PSUs. For Mr. Campanelli, PSUs account for 50% of his overall LTI value, with the remaining portion awarded in the form of stock options and RSUs. For all senior leaders including Mr. Campanelli, 75% of the annual equity award was valued based upon share price growth through the granting of PSUs and stock options. This practice was intentionally designed to motivate senior management to increase the creation and preservation of shareholder value. The annual equity mix for senior management, including Mr. Campanelli is reflected in the graph below.

In determining the annual LTI grants for the NEOs, the Compensation Committee considered market data on total compensation packages, the value of long-term incentive grants at the Pay Comparator Companies, TSR, share usage and shareholder dilution and, except in the case of the award to the President and Chief Executive Officer, the recommendations of the President and Chief Executive Officer.

In 2017, the Compensation Committee approved changes to the equity mix, effective with the 2017 annual grant. The intention was to recalibrate the allocation of PSUs, RSUs and stock options in a manner that is supported by practices observed among Endo’s Pay Comparator Companies, but also to motivate management through a balanced approach aimed at enhancing realized value opportunities for Endo’s executives, while creating and preserving shareholder value. Each NEO, including Mr. Campanelli, received an equally weighted allocation of PSUs, RSUs and stock options during the 2017 annual grant cycle, each award accounting for one-third of the NEO’s overall LTI value. Considering that Mr. Campanelli has a sizable personal investment in the success of Endo, the Compensation Committee strongly believes the approved LTI equity mix is appropriate. Please reference the “Individual Compensation Determination” section for additional information regarding Mr. Campanelli’s LTI recommendation.

The equity-based LTI compensation target for each named executive officer related to 2016, to be granted in early 2017, is reflected in the graph below.

Note: LTI for Paul V. Campanelli determined at the

discretion of the Compensation Committee

Further, performance is considered based on a collective group of factors focused on financial, operational and strategic results, which drives the Company’s future success as a highly focused generics and specialty branded pharmaceutical company, delivering quality medicines to patients through excellence in development, manufacturing and commercialization. At the end of the performance year, each named executive officer’s performance is assessed and then factored into the awarding of equity-based compensation. Grant levels are determined based on overall performance relative, but not limited to, the following factors adopted by the Committee for all applicable NEO LTI assessments:

Development of a long-term vision for the Company and the successful execution of the overall business strategy	Strengthening the balance sheet by effectively managing capital and cash flow conversion
Focus on operational execution and the achievement of operating objectives and overall financial performance	Progress in the development and expansion of the Company’s product portfolio and pipeline
Success in forging the Company for long-term sustainable revenue and profitability growth	Advancement of the Company’s performance-oriented culture and efficient operating model
Achievement of quality and compliance objectives	Relative shareholder value creation and preservation

Based upon the achievement of Company goals and individual objectives, our Chief Executive Officer recommends an adjustment to each named executive officer’s target annual equity-based LTI compensation target based upon performance related to key job accountabilities and annual performance objectives. The recommendation is then reviewed by the Compensation Committee, which has discretion to modify the final award. Regarding the award for the Company’s President and Chief Executive Officer, the Compensation Committee follows a similar process and has the ultimate discretion for determining the annual equity award.

Discretion. Mr. Campanelli’s employment agreement did not prescribe a specific LTI target but instead provided that his LTI compensation would be determined at the sole discretion of the Compensation Committee if the Company and executive achieve certain performance targets set by the Committee with respect to each year ending during Mr. Campanelli’s employment term. All other NEOs are eligible to receive LTI compensation in an amount equal to a fixed percentage of their annual base salary for such year (or such lesser (including zero) or greater percent of the base salary for such year as is recommended to the Compensation Committee by the CEO and approved by the Compensation Committee). The Compensation Committee may use negative discretion to take into account factors outside of the pre-established performance objectives to reflect extraordinary business circumstances. Further, pursuant to each of our NEOs’ employment agreements, target LTI as a percentage of annual base salary may subsequently be increased at the discretion of the Compensation Committee. Please reference the “Individual Compensation Determination” section for approved target LTI changes.

Performance Share Units. PSU awards are granted annually, with each award covering a three-year performance period. Through this program, executives are eligible to earn a specified target number of Company shares at the end of the three-year performance period. The actual share award is released at the end of the three-year plan period depending on how well the Company performed against the targets set at the beginning of the three-year program.

In February 2016, the Compensation Committee approved modifications to the PSU program, effective with the 2016 grants to eligible Vice President-level and above positions, including the Company’s NEOs. To better align the program with the program’s objectives, including alignment with competitive practices and the Company’s focus on increasing shareholder value, the Committee approved the implementation of a single performance measure based on relative three-year TSR performance with maximum award levels also dependent upon Endo achieving 20% annual share price CAGR over the three-year performance period. The number of PSUs awarded to each executive is based on a targeted percentage of the executive’s base salary with the actual number of shares awarded adjusted to between zero and 300% of the target award amount depending upon achievement of the pre-determined TSR performance goals.

Holders of PSUs will be entitled to receive a number of shares of the Company equal to a multiple of the award based on the Company’s TSR relative to the TSR of a custom index of companies. The custom index utilized for the 2016 grant is initially comprised of a statistically meaningful group of forty pharmaceutical companies, which include companies in the New York Stock Exchange ARCA Pharmaceutical Index, Endo’s Pay Comparator Companies, and other specialty pharmaceutical companies. For purposes of determining the final relative TSR performance measurement, each company in the custom index will be included only if they are publicly-traded at both the beginning and end of the performance period. Under the new design, the PSU awards will not vest unless the three-year TSR results reach the 40th percentile minimum threshold, while the maximum attainment multiple of 3x can only be achieved if the Company’s percentile rankings is at or above the 90th percentile, and the annual share price CAGR is at least 20% over the performance period. Further, a maximum of 1x of the award will vest if the Company’s TSR for the performance period is negative, with no payout made if results are below the 40th percentile. Award levels based on positive TSR results will be interpolated between the 1x and 2x payout multiples.

The performance period for the 2016 annual awards began on February 23, 2016 and ends on February 23, 2019, and will be assessed at the end of the performance cycle based on a beginning Per Share Price of $53.81. Payouts with respect to these PSUs, if any, will be made in ordinary shares of the Company once the performance attainment levels have been approved by the Compensation Committee, following the end of the three-year performance cycle and are therefore not eligible for earlier acceleration of vesting if target TSR attainment levels are achieved prior to the end of the three-year performance cycle. In determining the extent to which the pre-set performance measures are met for a given period, the Compensation Committee may exercise its judgment whether to reflect or exclude the impact of changes in accounting principles and unusual or infrequently occurring events reported in the Company’s public filings. The determination of TSR, and CAGR performance, if applicable, will be made at the sole discretion of the Compensation Committee. The Committee also has discretion to accelerate the vesting of all or a portion of a participant’s PSU based upon the overall performance of the Company and/or the participant, or based upon any change in business conditions, provided that the exercise of such discretion would not cause a PSU that would otherwise be deductible as “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code to become non-deductible.

“Per Share Price” means the average of the closing prices of the Company’s ordinary shares for the applicable company during the thirty consecutive trading days ending on the day prior to the applicable measurement date.

“Total Shareholder Return” means the appreciation of the Per Share Price during the performance period, plus any dividends paid on the applicable Company’s ordinary shares during the performance period. The determination of the TSR attainment levels will be made by the Compensation Committee following an independent third-party confirmation of the results.

“CAGR” means the compounded annual growth rate of the Company’s ordinary shares, which will be determined based on the appreciation of the Per Share Price during the performance period, plus any dividends paid on the shares during the performance period. The determination of the three-year CAGR attainment levels will be made by the Compensation Committee following an independent third-party confirmation of the results.

In February 2017, the Compensation Committee approved further modifications to the PSU program, effective with the 2017 grants, to eligible Vice President-level and above positions, including the Company’s NEOs. The plan will be based upon two discreet measures, relative TSR performance and adjusted free cash flow. The addition of a new free cash flow performance metric, which accounts for 50% of the PSU award at grant, demonstrates its importance to the success and sustainability of the Company and will be measured annually over the performance cycle which spans over a three-year period. The remaining

50% of the PSU award is tied exclusively to relative TSR performance which will be measured against the three-year TSR of the custom index of companies. In addition to meeting the performance conditions required by both the TSR and free cash flow portions of the awards, grant recipients are also subject to being employed by the Company following the completion of the three-year performance period in order to receive the awards. The changes to the PSU program were implemented to further align the program with the Company’s long-term priorities.

The number of PSUs awarded to each executive continues to be based on a targeted percentage of the executive’s base salary, with the actual number of shares awarded adjusted based on relative TSR and free cash flow performance. Effective with the 2017 awards, PSU awards will be adjusted between zero and 200% of the target award amount (reduced from the previous award opportunity of 300% of the target award for previous plan years) dependent upon achievement of the pre-determined relative TSR & free cash flow performance goals. The performance schedule for the new 2017 awards is shown in the charts below:

Restricted Stock Units. In addition to the PSUs described above, our NEOs also are granted time-based RSUs, which are the second element of our equity-based LTI compensation package. RSUs are valued based on the closing price of our ordinary shares on the Nasdaq on the date of grant, and each RSU represents the right to receive one ordinary share of the Company as of the date of vesting. RSUs granted to the NEOs have generally vested ratably over four years, with 2017 RSUs vesting ratably over a three-year period.

Stock Options. Stock options represent the third element of our equity-based LTI compensation package, and are designed to reward NEOs only if the share price increases. The LTI program calls for stock options to be granted with exercise prices of not less than the closing price of our shares as quoted on the Nasdaq on the date of grant and generally to vest ratably over four years. The Compensation Committee will not reduce the exercise price of stock options (except in connection with adjustments to reflect recapitalizations, share or extraordinary dividends, share splits, mergers, spin-offs and similar events permitted by the relevant plan) without shareholder approval. Stock option grants to NEOs have been awarded with a term of ten years.

Vesting due to retirement age. On the first day of the year in which an NEO reaches retirement age, which is considered age 60 with five years of service or age 55 with ten years of service, PSUs, RSUs and stock options are eligible for continued vesting in accordance with the original vesting schedule. However, awards eligible for continued vesting as a result of reaching retirement age are not settled until after the end of the applicable performance or vesting period, if applicable.

Considerations. The Company believes that the most effective means to encourage long-term performance by our NEOs is to create an ownership culture. This philosophy is implemented through the granting of the equity-based awards described above. The LTI program described above is designed so that Company leaders hold a competitive stake in the Company’s financial future. The LTI program provides a future reward structure so that employees who have an impact on the Company’s performance share in the results of that impact.

The LTI pool is established annually based on the Company’s achievement of goals and objectives, and can vary significantly from year to year. The share pool is also managed in a manner that focuses on optimizing share utilization, while remaining aligned with competitive eligibility and grant practices. In an effort to proactively manage share utilization levels in 2017, LTCI awards were granted to eligible middle-management and professional level employees. LTCI awards vest ratably over a three-year period, can only be settled in cash and are tied to the value of Endo stock at the time of vesting. Key dilution metrics such as burn rate and overhang are regularly evaluated against external benchmarks, but also considered in the context of the Company’s current business environment.

The Company generally establishes non-NEO eligibility criteria to align Company and industry practices, with participation in the LTI program based on individual performance. LTI awards remain an important component of the Company’s compensation philosophy, and are allocated most heavily to:

◾	Reward consistently high performing individuals who make significant contributions to the success of the Company;
◾	Reward individuals at various levels who have high impact relative to the expectations and objectives of their role; and
◾	Retain eligible individuals who have skills critical to the long-term success of the Company.

Timing of Grants. Annual grants of PSUs, RSUs, and stock options to our NEOs are typically made at a regularly scheduled meeting of the Compensation Committee held during the first quarter of each year. Effective with the 2018 annual grant, the Compensation Committee will continue to approve the annual equity award values during the regularly scheduled meeting held during the first quarter of each year, but grant the awards on a new common grant date of April 1st (or the next business day if April 1st falls on a weekend or holiday). The number of PSUs, RSUs, LTCI awards and stock options awarded will be based on Endo’s closing stock price at the time of grant. Supported by best practices, this change is intended to grant the annual equity awards after the annual earnings release, while allowing for a sufficient amount of time between the filing of the Company’s 10-K and the date of Endo’s annual grant. The Company may also make occasional grants during the year to employees of the Company. These grants are typically associated with promotions and hiring, and are typically made shortly following the effective date of the promotion or date of hire.

2016 Decisions Regarding Equity-Based LTI Program. In 2016, the Compensation Committee awarded LTI compensation for NEOs pursuant to the program described above resulting in the awards of PSUs, RSUs, and stock options identified in the Summary Compensation Table and the 2016 Grants of Plan-Based Awards Table. For grants awarded in 2017 based on 2016 performance, the Compensation Committee reviewed the Company’s achievements as well as each NEO’s contributions and awarded the NEOs the LTI amounts set forth in the “Individual Compensation Determination” section.

Stock Ownership Guidelines for Executive and Senior Management. The current Ownership Guidelines for executive and senior management are as follows:

Executive and senior management are expected to achieve the Ownership Guidelines within five years of joining the Company. Executive and senior management are also expected to continuously own sufficient shares to meet the Ownership Guidelines once attained. Members of executive and senior management who subsequently get promoted to a higher level will have five years from the date of promotion to achieve their new ownership target. All individuals subject to the Ownership Guidelines are in compliance with the established guidelines.

Periodic Review

The Compensation Committee reviews both the annual incentive compensation program and the LTI program annually to confirm that their key elements continue to meet the objectives described above.

Individual Compensation Determination

Under our compensation structure, the mix of base salary, annual cash incentive compensation and equity-based LTI compensation varies depending on each named executive officer’s level. Annual compensation determinations by the Compensation Committee are based on factors including the Company’s performance, individual performance, and the competitiveness of each NEO’s pay as reported by the Compensation Committee’s consultant, Korn Ferry Hay Group. The Compensation Committee made no decision in 2017 with respect to Messrs. De Silva, Varghese and Lortie, whose 2016 compensation is governed by their separation agreements, which provide for annual compensation based on actual Company performance as measured against the Company’s original operating plan targets (on a pro rata basis for Messrs. De Silva and Lortie who left the Company prior to December 31, 2016). Mr. Upadhyay was not eligible for a 2016 bonus per the terms of his employment agreement. The following summarizes the compensation decisions made in 2017 by the Compensation Committee for the named executive officers based on 2016 performance:

Name	Base Salary as of December 31, 2016	2016 Annual Incentive Compensation Target	2016 Annual Incentive Compensation Actual	2016 Long-Term Equity Incentive Compensation Target	2016 Long- Term Equity Incentive Compensation Expected Target Value (1)
Paul V. Campanelli	$950,000	$950,000	$712,500	Committee Discretion	$9,000,000
Blaise Coleman	$525,000	$288,750	$216,563	$1,312,500	$1,312,500
Joseph J. Ciaffoni	$575,000	$345,000	$207,000	$1,437,500	$—
Terrance J. Coughlin	$600,000	$420,000	$315,000	$1,800,000	$2,250,000
Matthew J. Maletta	$510,000	$280,500	$210,375	$1,275,000	$1,275,000

(1)

Award levels established at the time of grant are based on the grant expected target value which is derived from Endo’s closing stock price at the time of grant for RSUs and PSUs and the Black-Scholes valuation model for options (see Summary Compensation Table’s footnote (1) on page 50 for details regarding LTI valuations under ASC 718 for accounting and proxy reporting purposes).

Each named executive officer’s target percentage and actual number of PSUs, RSUs and stock options granted in 2017, based on 2016 performance, were as follows:

Name	LTI Target % of Base Salary	PSUs Actually Granted	RSUs Actually Granted	Options Actually Granted
Paul V. Campanelli	Committee Discretion	227,445	227,445	510,204
Blaise Coleman	250%	33,169	33,169	74,404
Joseph J. Ciaffoni	250%	—	—	—
Terrance J. Coughlin	300%	56,861	56,861	127,551
Matthew J. Maletta	250%	32,221	32,221	72,278

Paul V. Campanelli President and Chief Executive Officer

To provide further assurance of independence, the information used to determine the compensation recommendation for the President and Chief Executive Officer is developed by Korn Ferry Hay Group. Korn Ferry Hay Group prepares analyses showing competitive Chief Executive Officer compensation among the Pay Comparator Companies for the individual elements of compensation and total Direct Compensation. The consultant develops a range of recommendations, based on various Company and individual performance assumptions, for any change in the President and Chief Executive Officer’s base salary, annual cash incentive, equity grant value, and equity mix. The recommendations take into account the competitive Pay Comparator Company pay analysis, expected future pay trends, and the position of the President and Chief Executive Officer in relation to other senior company executives and proposed pay actions for all key employees of the Company. The results of this analysis are shared with the Committee, during which time the Company’s performance, and the performance of the President and Chief Executive Officer are evaluated, and compensation decisions determined. The President and Chief Executive Officer has no prior knowledge of the recommendations, and only participates in the process during the stage when he reviews his evaluation of Company performance and his personal performance with the Committee. The President and Chief Executive Officer takes no part in the recommendations, Committee discussions, or decisions, other than what is described above.

The Committee’s assessment of Mr. Campanelli’s performance was based on the successful development and advancement of Endo’s strategic imperatives, the Company’s overall financial results, and the achievement of operating performance objectives. Mr. Campanelli’s performance was evaluated based upon the Company’s overall financial performance and the achievement of annual operating objectives in place at the time of his appointment as President and Chief Executive Officer on September 23, 2016. Specifically, the Committee strongly considered the Company’s financial and operating objectives as summarized in the Compensation Discussion & Analysis “Executive Summary” and further detailed within the “Performance-Based Annual Cash Incentive Compensation” section. In addition, the Committee considered Mr. Campanelli’s performance based upon his successful transition into the CEO role, the progress made in beginning the transformation of Endo with the completion of a new management structure, the advancements achieved progressing the Company’s growth assets, and the implementation of a more efficient cost structure and operating model. In aggregate, the Committee assessed Mr. Campanelli’s individual contributions prior to his selection as President and Chief Executive Officer in late September as well as his accomplishments is his new role after his appointment to CEO.

Based on an analysis of the competitiveness of Mr. Campanelli’s pay related to the Company’s Pay Comparator Companies conducted by Korn Ferry Hay Group and the Company’s compensation plan objective to have a significant percentage of pay in the form of variable performance-based compensation, Mr. Campanelli’s annual base salary compensation remained unchanged at $950,000. The Compensation Committee also assessed Mr. Campanelli’s achievement against the Company’s annual pre-established and formulaic objectives, while operating within the structure of Endo’s Internal Revenue Code Section 162(m) compliant annual incentive compensation program, which allows for a maximum bonus equal to 225% of the target bonus amount and the use of negative Committee discretion based on actual performance. While the outcome of the Company scorecard assessment produced an annual incentive payout equal to 86.3% of the target award amount, the Compensation Committee exercised negative discretion and implemented a capped bonus payout of 75% of the target bonus for Mr. Campanelli and all NEOs in light of the Company’s financial performance and market challenges confronted in 2016. The Compensation Committee used negative discretion under these circumstances to support the Company’s commitment to its pay-for-performance philosophy. Specific to Mr. Campanelli, in recognition of his leadership and contributions in 2016, the Compensation Committee approved an annual incentive compensation payment equal to 75% of Mr. Campanelli’s target bonus.

The following illustrates the mechanics underlying the annual cash incentive calculation for Mr. Campanelli:

Mr. Campanelli entered into a new employment agreement with the Company on September 23, 2016, with a three-year term. His agreement does not prescribe a specific LTI target, but instead provides for his LTI compensation to be determined at the sole discretion of the Compensation Committee based upon several performance-based criteria.

Paul V. Campanelli President and Chief Executive Officer (continued)

Mr. Campanelli’s performance in 2016 was assessed by the Committee based on a collective group of factors focused on strategic, financial and operational strategic results, which drives the Company’s future success as a highly focused generics and specialty branded pharmaceutical company. Based on Korn Ferry Hay Group’s analysis of competitive LTI levels, and in consideration of Mr. Campanelli’s performance, which was also based on his individual contributions prior to his appointment as President and Chief Executive Officer in late September, Mr. Campanelli was granted an equity-based award with an expected target value equal to approximately $9.0 million, based on Endo’s closing stock price at the time of grant for PSUs and RSUs and the Black-Scholes valuation model for options. The award is highly consistent with median actual LTI levels awarded by Endo’s Pay Comparator Companies (see Summary Compensation Table’s footnote (1) on page 50 for details regarding LTI valuations under ASC 718 for accounting and proxy reporting purposes).

Consistent with Endo’s other NEOs, Mr. Campanelli’s equity award was issued in the form of RSUs equal to one-third of Mr. Campanelli’s total LTI award, and performance-based equity consisting of one-third PSUs and one-third stock options, with any realizable value dependent upon the delivery of shareholder value. In addition to Company awarded equity as part of annual compensation, Mr. Campanelli has a sizable personal investment in the success of Endo. Per the terms of Mr. Campanelli’s original employment agreement following the acquisition of Par, Mr. Campanelli was required to purchase or retain shares of Endo stock equal in value to at least fifteen (15%) percent of the after-tax proceeds that he received in connection with the Merger. Further, Mr. Campanelli is required to retain shares with a purchase price of $5,000,000 for three years and retain the balance of the shares for one year following his date of employment with Endo. Considering the fact that Mr. Campanelli chose to retain substantially more than the aforementioned requirement, and has since made additional open market purchases of Endo stock (allowing him to exceed the Company’s Ownership Guidelines with a current ownership level of [X]x base salary as of April 13, 2017), the Compensation Committee strongly believes the approved LTI equity mix and use of RSUs is appropriate. This grant was approved in recognition of Mr. Campanelli’s overall performance relative, but not limited to, the following factors adopted by the Committee for all applicable NEO LTI assessments:

Development of a long-term vision for the Company and the successful execution of the overall business strategy	Strengthening the balance sheet by effectively managing capital and cash flow conversion
Focus on operational execution and the achievement of operating objectives and overall financial performance	Progress in the development and expansion of the Company’s product portfolio and pipeline
Success in forging the Company for long-term sustainable revenue and profitability growth	Advancement of the Company’s performance-oriented culture and efficient operating model
Achievement of quality and compliance objectives	Relative shareholder value creation and preservation

Mr. Campanelli’s equity-based award allows his total Direct Compensation levels and pay mix to be highly consistent with practices observed among CEOs of both Endo’s Pay Comparator Companies and ISS Peer Group (2017 total Direct Compensation levels ranked at approximately the 25th and 50th percentiles, respectively). Mr. Campanelli’s 2017 pay structure supports the Company’s pay-for-performance compensation philosophy in that only 9% of Mr. Campanelli’s total Direct Compensation is fixed while 91% is dependent upon performance.

Blaise Coleman Executive Vice President and Chief Financial Officer

Mr. Coleman serves as Executive Vice President and Chief Financial Officer and also oversees information technology. Mr. Coleman was appointed to the role of Interim Chief Financial Officer on November 22, 2016, and later announced as the Company’s new Executive Vice President and Chief Financial Officer on December 19, 2016. Mr. Coleman has broad-based leadership skills, financial expertise and business acumen related to strategic and financial matters. For 2016, the Company ended the year with adjusted revenue of $4.013 billion from continuing operations and adjusted diluted EPS from continuing operations of $4.73. Throughout 2016, Mr. Coleman played a key leadership role in executing Endo’s strategic priorities, including the advancement of the Company’s 2017 strategy and operational priorities, significant progress in reshaping the operating model of the Company with the goal of investing in the Company’s growth assets and optimizing the business cost structure. Based on Korn Ferry Hay Group’s analysis of the competitiveness of Mr. Coleman’s pay related to Endo’s Pay Comparator Companies, and in recognition of Mr. Coleman’s 2016 performance, which was also based on his individual contributions prior to his appointment as Chief Financial Officer in late December, the Committee approved a merit increase to base salary of 4.8% effective March 1, 2017. In consideration of Mr. Coleman’s contributions before and after his recent appointment as the Company’s new Chief Financial Officer on December 19, 2016, and the Company’s performance against the 2016 scorecard objectives as noted on page 38, Mr. Coleman was awarded an annual performance-based bonus equal to 75% of his annual incentive compensation target. Based on the performance factors noted on page 40, Mr. Coleman was also awarded an equity-based award equal to 100% of his LTI target.

Joseph J. Ciaffoni President, U.S. Branded Pharmaceuticals

Until December 31, 2016, Mr. Ciaffoni served as President, U.S. Branded Pharmaceuticals after joining Endo on August 15, 2016. Prior to joining Endo, Mr. Ciaffoni served as Senior Vice President, Global Specialty Medicines Group for Biogen, where he led the development and execution of all aspects of global strategy across the value chain for marketed and pipeline products. Since joining Endo, Mr. Ciaffoni was responsible for leading the Company’s U.S. Branded Pharmaceuticals business, which offers an extensive range of specialty products in the areas of pain management, urology, orthopedics and endocrinology. In 2016, Mr. Ciaffoni was instrumental in finalizing the agreement with BioDelivery Sciences International, Inc. (BDSI), to return the BELBUCA™ (buprenorphine) buccal film product to BDSI resulting in approximately $90 to $100 million in annual run rate pre-tax gross cost savings in 2017. Mr. Ciaffoni’s employment agreement provided that the Committee would award him a prorated annual performance-based bonus equal to approximately 60% of his current annual incentive compensation target, subject to the attainment of minimum net income targets established by the Committee, and Mr. Ciaffoni’s continued employment through December 31, 2016. On December 21, 2016, the Company announced that Mr. Ciaffoni had elected to leave Endo to pursue other opportunities.

Terrance J. Coughlin Executive Vice President and Chief Operating Officer

Mr. Coughlin serves as Endo’s Executive Vice President and Chief Operating Officer with responsibility for global research & development and worldwide manufacturing. Mr. Coughlin was appointed as the Company’s new Executive Vice President and Chief Operating Officer on November 1, 2016, and previously served as Vice President, Operations of Par Pharmaceutical Companies, Inc., a subsidiary of Endo. Prior to Endo’s acquisition of Par in September 2015, Mr. Coughlin was the Chief Operating Officer of Par Pharmaceutical Companies, Inc. where he was responsible for leading Par’s product development and supply operations. Throughout 2016, Mr. Coughlin played a key leadership role in executing Endo’s strategic priorities, exceeding the Company’s established goals for regulatory filings and new product launches, including two first to file generic entries. Following his appointment as the Company’s Chief Operating Officer, Mr. Coughlin led the implementation of Endo’s new enterprise-wide quality, manufacturing and research and development structures in support of the Company’s 2017 strategy and operational priorities. Based on individual performance and Company performance against 2016 scorecard objectives as noted on page 38, Mr. Coughlin was awarded an annual performance-based bonus equal to approximately 75% of his annual incentive compensation target. Based on the performance factors noted on page 40, Mr. Coughlin was also awarded an equity-based award equal to 125% of his LTI target.

Matthew J. Maletta Executive Vice President, Chief Legal Officer

Mr. Maletta has served as the Company’s Executive Vice President, Chief Legal Officer since May 4, 2015. Mr. Maletta brings two decades of legal experience and organizational leadership in the specialty pharmaceutical industry and with private law firms, including extensive experience in M&A, corporate, securities, finance, commercial and employment law. Throughout 2016, Mr. Maletta has played a key leadership role in supporting the advancement of the Company’s strategy which included both legal and operational priorities. Mr. Maletta has led the Company’s product liability and litigation strategy, while providing advice on a wide range of significant legal and business matters, including product patent protection, regulatory matters, and corporate structure considerations. Based on Korn Ferry Hay Group’s analysis of the competitiveness of Mr. Maletta’s pay related to Endo’s Pay Comparator Companies, and in recognition of Mr. Maletta’s performance and contributions in 2016, the Committee approved a merit increase to base salary of 7.8%, effective March 1, 2017. Based on individual performance and Company performance against 2016 scorecard objectives as noted on page 38, Mr. Maletta was awarded an annual performance-based bonus equal to approximately 75% of his annual incentive compensation target. Based on the performance factors noted on page 40, Mr. Maletta was also awarded an equity-based award equal to 100% of his LTI target.

Additional Compensation Components

The Company’s current practice is to limit use of perquisites. In 2016, other than as described below, the only perquisites provided to the NEOs were financial planning services, use of a Company car or car services and term life insurance.

Retirement Benefits

The Company currently offers two executive retirement programs: the 401(k) Restoration Plan and the Executive Deferred Compensation Plan, each of which is described below. Both plans were effective January 1, 2008, and were amended and restated in 2014.

401(k) Restoration Plan. The purpose of the 401(k) Restoration Plan is to provide eligible employees with the opportunity to defer a portion of their compensation on a tax-favored basis in parity with the tax benefit provided under the qualified 401(k) plan. The 401(k) Restoration Plan allows eligible employees whose compensation exceeds the Internal Revenue Code Section 401(a)(17) amount (or other criteria set by the Compensation Committee), including NEOs, to defer eligible pay after such individual’s contribution to the Company’s existing qualified 401(k) plan has exceeded the maximum. The Company does not fund employer matching contributions in the 401(k) Restoration Plan.

The amount in any individual’s 401(k) Restoration Plan account will be paid to such individual at termination of employment or following the elected specified payment date. Actual 401(k) Restoration Plan participation will begin when an executive’s total cash compensation exceeds the Internal Revenue Code earnings limit for the qualified 401(k) ($270,000 for 2017). Individuals who elect to defer their eligible pay under the 401(k) Restoration Plan will defer federal and state (to the extent allowed by state law) taxes until the account is paid to the individual.

Executive Deferred Compensation Plan. The Executive Deferred Compensation Plan permits executives to elect to defer up to 100% of the portion of the following year’s LTI compensation that is in the form of RSUs.

Deferral of the RSUs defers federal and state (as allowed under state laws) taxes on the compensation when the RSUs vest. The compensation is deferred until the deferred RSUs are settled in shares. The RSUs may be deferred to a specified payment date on which the elected disbursement(s) under the participant’s account will commence. The value of the compensation an executive receives upon the share delivery is based on the value of the Company’s shares on the date the deferral is delivered to the executive, and the executive will be responsible for the federal and state taxes at that time.

The Executive Deferred Compensation Plan also allows an executive to defer up to 50% of his or her annual incentive compensation award. When an executive makes his or her irrevocable election to defer cash incentive compensation, he or she also elects a specified payment date in which the elected disbursement(s) under the participant’s account will commence.

Post-Termination Benefits

Employment and Change in Control Agreements; Severance Agreements. The Company generally enters into a written employment agreement with each of its NEOs. The purpose of these agreements is to aid recruitment and retention and to reinforce an ongoing commitment to shareholder value creation and preservation.

In connection with Mr. Campanelli’s appointment to President and Chief Executive Officer, the Company entered into a new executive employment agreement with Mr. Campanelli which was effective September 23, 2016, and has a term of three years. Mr. Campanelli’s new employment agreement replaced his previous agreement, which was dated as of September 25, 2015.

On December 9, 2016, the Company entered into a new executive employment agreement with Terrance J. Coughlin, which was effective December 9, 2016 and has a term of three years. Mr. Coughlin’s new employment agreement replaced his previous agreement, which was dated as of September 8, 2015.

On December 22, 2016, the Company entered into an executive employment agreement with Blaise Coleman, which was effective December 19, 2016 and has a term of three years.

Each employment agreement sets forth the benefits to be received upon termination of employment by each of the respective named executive officers. If any of the named executive officers terminates his current employment agreement for good reason or if the Company terminates him without cause (each as defined in the respective employment agreement), the Company will (i) pay a prorated bonus for the year of termination (based on actual results), (ii) pay a lump sum equal to two times his then current salary and target incentive compensation for the year in which the termination is effective and (iii) continue to provide such named executive officer with medical and life insurance benefits for twenty-four (24) months. Pursuant to his new agreement, if Mr. Campanelli is terminated for other than cause or quits for good reason, then he will be entitled to accelerated vesting of initial stock options awarded to him on September 26, 2016 in connection with his appointment as President and Chief Executive Officer. Pursuant to his new agreement, if Mr. Campanelli is terminated other than for cause or quits for good reason within twenty-four (24) months of a change in control (as defined in his employment agreement), then he will be entitled to the same payments and benefits, except that severance will be calculated using a multiple of three times and his medical and life insurance benefits will continue for three years. Each named executive officer’s employment agreement contains restrictive covenants.

The Company also generally enters into a written separation agreement with each of its NEOs upon his termination of employment. The purpose of these agreements is to provide the Company with certainty regarding its post-termination protections and obligations. With regard to termination of employment, each separation agreement replaces the employment agreement and thus constitutes the entire agreement between the NEO and the Company regarding post-termination benefits.

Other Compensation Practices and Policies

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code precludes a public corporation from taking a tax deduction for certain compensation in excess of $1.0 million in any one year paid to its Chief Executive Officer or any of its three other highest-paid executive officers (not including the Company’s Chief Financial Officer), unless certain specific and detailed criteria are satisfied. However, certain qualifying “performance-based” compensation (i.e., compensation paid under a plan administered by a committee of outside directors, based on achieving objective performance goals, the material terms of which were approved by shareholders, such as our Amended and Restated 2015 Stock Incentive Plan) is not subject to the $1.0 million deduction limit. While the Compensation Committee considers the applicable rules regarding deductibility when making awards, it reserves the right to make nondeductible payments when it deems appropriate.

Company Policy on Parachute Payments

On May 5, 2009, the Company’s Board of Directors adopted a policy that provides that the Company will not enter into any future employment agreements that include “golden parachute” excise tax gross-ups with respect to payments contingent upon a change in control. Accordingly, the employment agreements for Messrs. Campanelli, Coleman, Ciaffoni, Coughlin and Maletta do not include excise tax gross-ups with respect to payments contingent upon a change in control. An excess parachute payment is generally a change in control payment in excess of one times the average of the officer’s taxable W-2 income for the five years prior to the change in control (base amount), and generally only results if the change in control payment exceeds 2.99 times the base amount. Excess parachute payments, including any excise tax gross-up payments, are non-deductible to the Company under Section 280G of the Internal Revenue Code. The Company does not have any employment agreements with Change in Control excise tax gross up provisions.

Recovery of Compensation

In 2009, the Compensation Committee adopted a compensation recovery policy relating to repayment of cash incentive awards by an executive in the event of a restatement of the Company’s financial results.

Specifically, if the Company issues a restatement of its reported financial results, or if it is determined that there was executive misconduct in a prior period that impacted the financial results for that period, the Compensation Committee will determine whether the restatement was material, and if so, to what extent “covered payments” should be returned to the Company to the extent that such payments were overstated as a result of the change in financial condition. Restatements of financial results that are the direct result of changes in accounting standards will not result in recovery of covered payments.

“Covered payments” are those payments that are eligible to be recovered by the Company under this policy including, without limitation, policies adopted to comply with applicable law, and include cash incentives paid to the NEOs for performance during the restated fiscal year(s). In addition, the Compensation Committee reserves the discretion to recover covered payments from other Company senior management employees, including all vice presidents and above, if the Compensation Committee deems it appropriate.

Compensation Committee Report

The Compensation Committee reviewed and discussed with the Company’s management the section of this Proxy Statement entitled “Compensation Discussion and Analysis.” In reliance on this review and discussion, the Compensation Committee recommended to the Board of Directors that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Endo International plc Annual Report on Form 10-K for the year ended December 31, 2016.

Submitted by the Compensation Committee of the Company’s Board of Directors.

Members of the Compensation Committee:

William P. Montague (Chairman)

Arthur J. Higgins (Member)

Michael Hyatt (Member)

Douglas S. Ingram (Member)

William F. Spengler (Alternate)

Compensation of Executive Officers and Directors

Summary Compensation Table

The following table sets forth the cash and non-cash compensation paid to or earned by our current President and Chief Executive Officer, current Executive Vice President and Chief Financial Officer and the other three most highly compensated executive officers of the Company who were serving as executive officers at the end of the last completed fiscal year (collectively, the NEOs) for the years ending December 31, 2016, 2015 and 2014. The table also makes reference to, and includes compensation details for “Former Named Executive Officers,” including our former President and Chief Executive Officer, former Executive Vice President and Chief Financial Officer and two additional former executive officers of the Company required to be included based on their compensation. For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Current (as of 12/31/16) Named Executive Officers:
Paul V. Campanelli (4)	2016	$987,038	$—	$2,179,571	$4,590,794	$712,500	$23,007	$8,492,910
President and Chief Executive Officer	2015	$272,376	$—	$3,664,071	$949,733	$1,064,000	$3,977	$5,954,157
Blaise Coleman Executive Vice President and Chief Financial Officer	2016	$349,308	$100,000	$291,038	$190,191	$216,563	$10,819	$1,157,919
Joseph J. Ciaffoni President, U.S. Branded Pharmaceuticals	2016	$217,837	$250,000	$2,003,490	$400,090	$207,000	$1,944,150	$5,022,567
Terrance J. Coughlin Executive Vice President and Chief Operating Officer	2016	$556,280	$—	$951,113	$258,306	$315,000	$8,292	$2,088,991
Matthew J. Maletta	2016	$504,167	$—	$1,046,244	$284,120	$210,375	$31,887	$2,076,793
Executive Vice President, Chief Legal Officer	2015	$322,148	$—	$1,466,873	$628,989	$338,894	$88,667	$2,845,571
Former Named Executive Officers:
Rajiv De Silva (5) President and Chief Executive Officer	2016	$840,337	$—	$10,016,368	$2,492,313	$220,953	$5,606,505	$19,176,476
	2015	$1,145,833	$—	$6,104,449	$1,969,160	$1,687,110	$8,173	$10,914,725
	2014	$1,079,167	$—	$3,623,783	$1,822,746	$2,819,608	$12,726,292	$22,071,596
Suketu P. Upadhyay (5) Executive Vice President and Chief Financial Officer	2016	$581,555	$—	$5,886,668	$1,519,050	$—	$140,998	$8,128,271
	2015	$625,000	$—	$2,406,241	$750,057	$486,936	$221,547	$4,489,781
	2014	$595,833	$240,000	$1,470,210	$402,488	$708,840	$2,182,270	$5,599,641
Hemanth J. Varghese (5) President, International Pharmaceuticals and Executive Vice President of Corporate Development	2016	$544,333	$—	$1,657,397	$450,109	$264,825	$2,781,998	$5,698,662
Brian Lortie (5) President, U.S. Branded Pharmaceuticals	2016	$363,250	$—	$784,636	$213,090	$42,225	$1,642,829	$3,046,030

(1)

The amounts shown in this column represent the grant date fair value of the awards determined in accordance with ASC 718. Option awards are valued using a Black-Scholes valuation model. RSUs are valued based on the closing price of Endo’s ordinary shares on the date of grant. PSUs are valued using a Monte-Carlo variant valuation model, which considered a variety of potential future share prices for Endo as well as our peer companies in a selected market index. See further discussion of the provisions of our PSUs in the “Performance Share Units” section above. Refer to the “Share-Based Compensation” footnotes in our audited financial statements included in the Endo International plc Annual Reports on Form 10-K for 2016, 2015 and 2014 for the assumptions we used in valuing and expensing these awards in accordance with ASC 718.

(2)

The amounts shown in this column represent cash amounts earned pursuant to the Company’s annual incentive compensation program with respect to 2016, 2015 and 2014 performance, respectively. These amounts were awarded by the Committee on February 21, 2017, February 23, 2016 and February 24, 2015, respectively.

(3)	The amounts shown in this column for 2016 include the items summarized in the table below:

Name	Perquisites & Other Personal Benefits (a)	Registrant Contributions to Defined Contribution Plans (b)	Life Insurance Premiums (c)	Other (d)	Total
Paul V. Campanelli	$11,855	$7,950	$3,202	$—	$23,007
Blaise Coleman	$—	$10,250	$569	$—	$10,819
Joseph J. Ciaffoni	$82,632	$—	$315	$1,861,203	$1,944,150
Terrance J. Coughlin	$—	$7,950	$342	$—	$8,292
Matthew J. Maletta	$20,447	$10,600	$840	$—	$31,887
Rajiv De Silva	$16,250	$10,600	$840	$5,578,815	$5,606,505
Suketu P. Upadhyay	$13,743	$10,600	$770	$115,885	$140,998
Hemanth J. Varghese	$36,616	$—	$840	$2,744,542	$2,781,998
Brian Lortie	$15,117	$10,600	$810	$1,616,302	$1,642,829

(a)

Mr. Campanelli received $11,355 for housing allowances and $500 for gym membership. Mr. Ciaffoni received $45,271 for housing allowances, $33,663 for relocation assistance and $3,698 in legal services. Mr. Maletta received $20,447 for financial planning services. Mr. De Silva received $16,250 in legal services. Mr. Upadhyay received $6,376 for financial planning services and $7,367 in legal services. Mr. Varghese received $27,886 for housing allowances and $8,730 in legal services. Mr. Lortie received $15,117 for financial planning services.

(b)	Represents the employers’ matching contribution to the Company’s Savings and Investment (401(k)) Plan.
(c)	Represents annual premiums paid by the Company for executive term life insurance policies.
(d)

Mr. Ciaffoni received severance payments equal to $1,840,000 and accrued vacation payout of $21,203. Mr. De Silva received severance payments equal to $5,197,500, accrued vacation payout of $248,769, a payment of $94,932 in lieu of 30-day contractual “Notice of Termination” per his employment agreement and health and welfare benefits of $37,614. Mr. Upadhyay received accrued vacation payout of $115,885. Per the terms of his separation agreement, Mr. Varghese received severance payments equal to $2,050,000, tax equalization benefits for services as an expatriate of $599,497, accrued vacation payout of $55,000 and health and welfare benefits of $40,045. Mr. Lortie received severance payments equal to $1,509,700, accrued vacation payout of $104,982 and health and welfare benefits of $1,620.

(4)

During 2016, the Company took actions to transition certain employees, including Mr. Campanelli, from a bi-weekly payroll schedule which was paid on a lag, to a semi-monthly payroll schedule which reflects the current pay period. In connection with this change, Mr. Campanelli’s base salary earnings includes a one-time adjustment required to align his payroll schedule with the current pay period.

(5)

For each of the Former Named Executive Officers, all option awards outstanding as of December 31, 2016 had no intrinsic value because the closing price of Endo’s ordinary shares was lower than the corresponding exercise prices. The option expiration dates for the Former Named Executive Officers are reflected in the table below under the heading “Outstanding Equity Awards at December 31, 2016.” The market values of their unvested share awards include $23,865 for Mr. Varghese, $127,099 for Mr. Lortie and no value for Messrs. De Silva and Upadhyay. The value attributable to the acceleration of awards upon their respective termination events includes $24,000 for Mr. Varghese, $155,498 for Mr. Lortie and no value for Messrs. De Silva and Upadhyay, each in accordance with the terms and provisions of their respective employment and/or separation agreements.

The employment agreements, short-term and long-term incentive compensation program and awards, explanation of amount of salary and bonus in proportion to total compensation, and other elements of the Summary Compensation Table are discussed at length in the “Compensation Discussion and Analysis” above.

2016 Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to the NEOs under the Amended and Restated 2015 Stock Incentive Plan during the year ended December 31, 2016.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards (number of shares of stock or units) (#)(4)	All Other Option Awards (number of securities underlying options) (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock & Option Awards ($)(5)
	Grant Date (1)	Threshold ($)	Target ($)	Maximum ($)(6)	Threshold (#)	Target (#)	Maximum (#)(7)
Current (as of 12/31/16) Named Executive Officers:
Paul V. Campanelli	23 Feb 16	$—	$950,000	$2,137,500	—	—	—	—	39,875	$50.22	$591,916
	23 Feb 16	$—	$—	$—	—	23,645	70,935	—	—	$—	$1,585,870
	23 Feb 16	$—	$—	$—	—	—	—	11,822	—	$—	$593,701
	26 Sep 16	$—	$—	$—	—	—	—	—	429,645	$21.99	$3,998,878
Blaise Coleman	23 Feb 16	$—	$288,750	$649,688	—	—	—	—	5,063	$50.22	$75,157
	23 Feb 16	$—	$—	$—	—	1,501	4,503	—	—	$—	$100,672
	23 Feb 16	$—	$—	$—	—	—	—	1,501	—	$—	$75,380
	16 May 16	$—	$—	$—	—	—	—	—	20,246	$14.30	$115,034
	16 May 16	$—	$—	$—	—	—	—	8,041	—	$—	$114,986
Joseph J. Ciaffoni	16 Aug 16	$—	$345,000	$776,250	—	—	—	—	41,972	$22.92	$400,090
	16 Aug 16	$—	$—	$—	—	34,904	104,712	—	—	$—	$1,603,490
	16 Aug 16	$—	$—	$—	—	—	—	17,452	—	$—	$400,000
Terrance J. Coughlin	23 Feb 16	$—	$420,000	$945,000	—	—	—	—	17,401	$50.22	$258,306
	23 Feb 16	$—	$—	$—	—	10,318	30,954	—	—	$—	$692,028
	23 Feb 16	$—	$—	$—	—	—	—	5,159	—	$—	$259,085
Matthew J. Maletta	23 Feb 16	$—	$280,500	$631,125	—	—	—	—	19,140	$50.22	$284,120
	23 Feb 16	$—	$—	$—	—	11,350	34,050	—	—	$—	$761,245
	23 Feb 16	$—	$—	$—	—	—	—	5,675	—	$—	$284,999
Former Named Executive Officers:
Rajiv De Silva	23 Feb 16	$—	$1,443,750	$3,248,438	—	—	—	—	167,897	$50.22	$2,492,313
	23 Feb 16	$—	$—	$—	—	149,342	448,026	—	—	$—	$10,016,368
Suketu P. Upadhyay	23 Feb 16	$—	$393,000	$884,250	—	—	—	—	47,599	$50.22	$706,574
	23 Feb 16	$—	$—	$—	—	28,225	84,675	—	—	$—	$1,893,051
	23 Feb 16	$—	$—	$—	—	—	—	14,112	—	$—	$708,705
	11 Aug 16	$—	$—	$—	—	—	—	—	84,900	$23.01	$812,476
	11 Aug 16	$—	$—	$—	—	35,310	105,930	—	—	$—	$1,659,923
	11 Aug 16	$—	$—	$—	—	—	—	70,621	—	$—	$1,624,989
Hemanth J. Varghese	23 Feb 16	$—	$330,000	$742,500	—	—	—	—	30,322	$50.22	$450,109
	23 Feb 16	$—	$—	$—	—	17,980	53,940	—	—	$—	$1,205,919
	23 Feb 16	$—	$—	$—	—	—	—	8,990	—	$—	$451,478
Brian Lortie	23 Feb 16	$—	$267,850	$602,663	—	—	—	—	14,355	$50.22	$213,090
	23 Feb 16	$—	$—	$—	—	8,512	25,536	—	—	$—	$570,900
	23 Feb 16	$—	$—	$—	—	—	—	4,256	—	$—	$213,736

(1)	The grant date of all awards is the date of the Board of Directors’ action in which such award is approved.
(2)

The amounts shown in these columns represent the range of annual incentive compensation program payouts targeted for 2016 performance as described in the section titled “Performance-Based Annual Cash Incentive Compensation” in “Compensation Discussion and Analysis”, above. There is no threshold for this award. The bonus payment for 2016 performance has been made according to the metrics described and is shown in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

(3)

The amounts shown in these columns represent the range of shares that may be released at the end of the three-year performance period applicable to our PSUs assuming achievement of the relevant performance objectives, as described in the section titled “Equity-Based Long-term Incentive Compensation” in “Compensation Discussion and Analysis”, above. There is no threshold for this award. The PSU awards granted in 2016 were made according to the metrics described and are included in the Summary Compensation Table in the column titled “Share Awards.” The PSUs granted on February 23, 2016 were based on the Company’s 2015 LTI compensation payout. On August 16, 2016, Mr. Ciaffoni received a special off-cycle PSU equity award at the commencement of his employment with Endo International plc. On August 11, 2016, Mr. Upadhyay received a discretionary PSU award in conjunction with the renewal of his employment agreement with the Company.

(4)

The options and RSUs granted on February 23, 2016 as reflected in the table above were based on the Company’s 2015 LTI compensation payout. On May 16, 2016, Mr. Coleman was awarded a discretionary option and RSU award in recognition of his contributions to Endo International plc. On August 16, 2016, Mr. Ciaffoni received a special off-cycle option and RSU equity award at the commencement of his employment with Endo International plc. On September 26, 2016, Mr. Campanelli received a special off-cycle option equity award at the commencement of his appointment as President and Chief Executive Officer of the Company. On August 11, 2016, Mr. Upadhyay received a discretionary option and RSU award in conjunction with the renewal of his employment agreement with the Company.

The 2016 equity incentive grant was made in February 2017. The following table shows grant details for eligible NEOs:

Name	2016 Long-Term Equity Incentive Compensation: Number of Securities Underlying Stock Options (#)	Exercise or Base Price of Option Awards ($/Sh)(a)	2016 Long-Term Equity Incentive Compensation: Restricted Stock Units (RSU) and Performance Share Units (PSU) (#)(b)	Grant Date Fair Value of RSU, PSU & Option Awards ($)(c)
Paul V. Campanelli	510,204	$13.19	454,890	$8,461,706
Blaise Coleman	74,404	$13.19	66,338	$1,233,987
Terrance J. Coughlin	127,551	$13.19	113,722	$2,115,416
Matthew J. Maletta	72,278	$13.19	64,442	$1,198,722

(a)	The exercise price is equal to the closing price on the date of grant, which was February 21, 2017.
(b)	The amounts shown in this column represent 50% PSUs and 50% RSUs for all individuals.
(c)

The amounts shown in this column represent the grant date fair value of the awards determined in accordance with ASC 718. Option awards are valued using a Black-Scholes valuation model. RSUs are valued based on the closing price of Endo’s ordinary shares on the date of grant. The PSU grants reflected in this table include both market-based (TSR) and performance-based (adjusted free cash flow) measurement conditions. PSUs with TSR conditions are valued using a Monte-Carlo variant valuation model, while those with adjusted free cash flow conditions are valued taking into consideration the probability of achieving the specified performance goal. Because the PSUs with free cash flow conditions are measured against annual performance targets, and those performance targets with respect to the 2018 and 2019 annual performance periods have not yet been established, no fair value has been ascribed to the 2018 and 2019 annual performance periods in accordance with ASC 718.

(5)	The amounts shown in this column represent the grant date fair value of the awards determined in accordance with ASC 718 (see Summary Compensation Table’s footnote (1) for additional details).
(6)	For the current NEOs, the amounts shown in this column represent the maximum annual incentive compensation payout as approved by the Board.
(7)	For the current NEOs, the amounts shown in this column represent the maximum number of shares related to our PSUs that could ultimately be released at the end of the three-year performance period.

See “Compensation Discussion and Analysis” above regarding the material terms, determining amounts payable, vesting schedule and other material conditions of these grants, including pages 40 to 42 summarizing performance conditions associated with Endo’s PSU awards.

Outstanding Equity Awards at December 31, 2016

The following table summarizes the number of securities underlying outstanding plan awards for the NEOs at December 31, 2016:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(9)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(10)
Paul V. Campanelli	—	429,645	—	$21.99	26-Sep-2026	—	$—	—	$—
	—	39,875	—	$50.22	23-Feb-2026	—	$—	—	$—
	14,230	42,690	—	$61.82	28-Sep-2025	—	$—	—	$—
	—	—	—	$—	—	23,347(2)	$384,525	—	$—
	—	—	—	$—	—	—	$—	129,111(2)	$2,126,458
Blaise Coleman	—	20,246	—	$14.30	16-May-2026	—	$—	—	$—
	—	5,063	—	$50.22	23-Feb-2026	—	$—	—	$—
	—	—	—	$—	—	12,621(3)	$207,868	—	$—
	—	—	—	$—	—	—	$—	3,260(3)	$53,692
Joseph J. Ciaffoni	27,982	—	—	$22.92	31-Dec-2017	—	$—	—	$—
	—	—	—	$—	—	11,635(4)	$191,628	—	$—
Terrance J. Coughlin	—	17,401	—	$50.22	23-Feb-2026	—	$—	—	$—
	4,494	13,480	—	$61.82	28-Sep-2025	—	$—	—	$—
	—	—	—	$—	—	13,298(5)	$219,018	—	$—
	—	—	—	$—	—	—	$—	29,523(5)	$486,244
Matthew J. Maletta	—	19,140	—	$50.22	23-Feb-2026	—	$—	—	$—
	4,349	13,045	—	$61.22	31-Dec-2025	—	$—	—	$—
	3,351	10,052	—	$86.54	29-Apr-2025	—	$—	—	$—
	—	—	—	$—	—	11,991(6)	$197,492	—	$—
	—	—	—	$—	—	—	$—	23,883(6)	$393,353
Rajiv De Silva	21,312	—	—	$85.25	22-Sep-2019	—	$—	—	$—
	51,642	—	—	$63.82	22-Sep-2019	—	$—	—	$—
	135,899	—	—	$30.42	22-Sep-2019	—	$—	—	$—
Suketu P. Upadhyay	8,118	—	—	$85.25	20-Feb-2017	—	$—	—	$—
	9,453	—	—	$79.33	20-Feb-2017	—	$—	—	$—
Hemanth J. Varghese	3,247	—	—	$85.25	31-Dec-2017	—	$—	—	$—
	16,020	—	—	$63.25	31-Dec-2017	—	$—	—	$—
	—	—	—	$—	—	1,449(7)	$23,865	—	$—
Brian Lortie	2,415	—	—	$85.25	30-Sep-2018	—	$—	—	$—
	3,171	—	—	$79.33	30-Sep-2018	—	$—	—	$—
	6,450	—	—	$30.80	30-Sep-2018	—	$—	—	$—
	10,945	—	—	$34.70	30-Sep-2018	—	$—	—	$—
	11,098	—	—	$33.98	30-Sep-2018	—	$—	—	$—
	15,427	—	—	$20.61	30-Sep-2018	—	$—	—	$—
	32,521	—	—	$18.62	30-Sep-2018	—	$—	—	$—
	—	—	—	$—	—	7,717(8)	$127,099	—	$—

(1)	The vesting dates of each non-fully vested option grant are listed in the table below by expiration date:

Expiration Date	Vesting Date	Expiration Date	Vesting Date
26-Sep-2026	33% on September 26, 2017	31-Dec-2025	25% on December 31, 2016
	33% on September 26, 2018		25% on December 31, 2017
	33% on September 26, 2019		25% on December 31, 2018
25% on December 31, 2019
16-May-2026	33% on May 16, 2017	28-Sep-2025	25% on September 28, 2016
	33% on May 16, 2018		25% on September 28, 2017
	33% on May 16, 2019		25% on September 28, 2018
25% on September 28, 2019
23-Feb-2026	25% on February 23, 2017	29-Apr-2025	25% on April 29, 2016
	25% on February 23, 2018		25% on April 29, 2017
	25% on February 23, 2019		25% on April 29, 2018
	25% on February 23, 2020		25% on April 29, 2019

(2)

These amounts are comprised of 11,525 RSUs granted on September 28, 2015 and 11,822 RSUs granted on February 23, 2016 (both of which vest ratably over a four-year period on each of the first, second, third and fourth anniversaries of the date of grant); and 30,734 PSUs granted on September 28, 2015, 72,632 PSUs granted on November 3, 2015, 2,100 PSUs granted on November 11, 2015 and 23,645 PSUs granted on February 23, 2016 (all of which vest on the third anniversary of the date of grant).

(3)

These amounts are comprised of 3,079 RSUs granted on January 28, 2015 (which vest ratably over a two-year period on each of the first and second anniversaries of the date of grant), 1,501 RSUs granted on February 23, 2016 (which vest ratably over a four-year period on each of the first, second, third and fourth anniversaries of the date of grant) and 8,041 RSUs granted on May 16, 2016 (which vest ratably over a three-year period on each of the first, second and third anniversaries of the date of grant); and 1,759 PSUs granted on February 24, 2015 and 1,501 PSUs granted on February 23, 2016 (both of which vest on the third anniversary of the date of grant).

(4)

This amount is comprised of 11,635 RSUs granted on August 16, 2016. The vesting of these RSUs was accelerated as part of Mr. Ciaffoni’s termination from the Company, effective December 31, 2016, and will be released to Mr. Ciaffoni six months from his termination date of December 31, 2016.

(5)

These amounts are comprised of 8,139 RSUs granted on September 28, 2015 and 5,159 RSUs granted on February 23, 2016 (both of which vest ratably over a four-year period on each of the first, second, third and fourth anniversaries of the date of grant); and 9,705 PSUs granted on September 28, 2015, 9,500 PSUs granted on November 10, 2015 and 10,318 PSUs granted on February 23, 2016 (all of which vest on the third anniversary of the date of grant).

(6)

These amounts are comprised of 2,708 RSUs granted on April 29, 2015, 3,608 RSUs granted on December 31, 2015 and 5,675 RSUs granted on February 23, 2016 (all of which vest ratably over a four-year period on each of the first, second, third and fourth anniversaries of the date of grant); and 7,222 PSUs granted on April 29, 2015, 500 PSUs granted on November 11, 2015, 4,811 PSUs granted on December 31, 2015 and 11,350 PSUs granted on February 23, 2016 (all of which vest on the third anniversary of the date of grant).

(7)

This amount is comprised of 1,449 RSUs granted on April 29, 2014. The vesting of these RSUs was accelerated as part of Mr. Varghese’s termination from the Company, effective December 31, 2016, and will be released to Mr. Varghese six months from his termination date of December 31, 2016.

(8)

This amount is comprised of 649 RSUs granted on February 27, 2013, 850 RSUs granted on February 26, 2014, 1,962 RSUs granted on February 24, 2015 and 4,256 RSUs granted on February 23, 2016. The vesting of these RSUs was accelerated as part of Mr. Lortie’s termination from the Company, effective September 30, 2016, and were released to Mr. Lortie six months from his termination date of September 30, 2016.

(9)	Value calculated by multiplying the number of unvested units by the closing price of $16.47 per share on December 31, 2016.
(10)

Value calculated by multiplying the number of unvested units by the closing price of $16.47 per share on December 31, 2016. The values shown in this column are based on the number of units that would be earned at target performance. These amounts could range from zero to three times the amounts listed in this column depending on performance in relation to the terms of the PSUs, which are discussed in detail above the section titled “Equity-Based Long-term Incentive Compensation” in the “Compensation Discussion and Analysis.”

Option Exercises and Stock Vested in 2016

The following table summarizes the stock option exercises by the NEOs and share vestings during the year ended December 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Paul V. Campanelli	—	$—	3,842	$85,907
Blaise Coleman	—	$—	3,079	$169,191
Joseph J. Ciaffoni (3)	—	$—	11,635	$191,628
Terrance J. Coughlin	—	$—	2,713	$60,663
Matthew J. Maletta	—	$—	2,106	$44,194
Rajiv De Silva	—	$—	198,606	$7,591,822
Suketu P. Upadhyay	—	$—	8,607	$299,573
Hemanth J. Varghese (4)	—	$—	3,778	$107,886
Brian Lortie (5)	—	$—	18,063	$629,105

(1)

Amounts in this column generally are calculated by determining the difference between the market price of the underlying securities at exercise and the exercise price of the options and then multiplying that amount by the number of options exercised.

(2)	Amounts in this column were calculated by determining the market price of the underlying securities on the vesting date and multiplying this amount by the number of awards vested.
(3)

Mr. Ciaffoni was granted 11,635 RSUs on August 16, 2016. The vesting of these RSUs was accelerated as part of Mr. Ciaffoni’s termination from the Company, effective December 31, 2016, and will be released to Mr. Ciaffoni six months from his termination date.

(4)

Mr. Varghese was granted 1,449 RSUs granted on April 29, 2014. The vesting of these RSUs was accelerated as part of Mr. Varghese’s termination from the Company, effective December 31, 2016, and will be released to Mr. Varghese six months from his termination date.

(5)

Mr. Lortie was granted 649 RSUs granted on February 27, 2013, 850 RSUs granted on February 26, 2014, 1,962 RSUs granted on February 24, 2015 and 4,256 RSUs granted on February 23, 2016. The vesting of these RSUs was accelerated as part of Mr. Lortie’s termination from the Company, effective September 30, 2016, and were released to Mr. Lortie six months from his termination date.

2016 Non-Qualified Deferred Compensation

The following table summarizes deferral activity during 2016 and account balances in our non-qualified savings and deferral plans for our NEOs. These plans include the 401(k) Restoration Plan and Executive Deferred Compensation Plan, and are available to employees who satisfy certain eligibility requirements, including the NEOs. The 401(k) Restoration and Executive Deferred Compensation Plans are non-qualified under the Internal Revenue Code and do not provide for guaranteed returns of Plan contributions. Under the 401(k) Restoration Plan, NEOs may defer eligible pay after their compensation has exceeded the earnings maximum in the Company’s 401(k) Plan. Under the Executive Deferred Compensation Plan, NEOs may defer up to 100% of the portion of the following year’s LTI compensation that is in the form of RSUs, and up to 50% of the annual incentive compensation award. See “Compensation Discussion and Analysis” above for additional detail on the 401(k) Restoration and Executive Deferred Compensation Plans.

Name	Executive Contributions in 2016 ($)(1)	Registrant Contributions in 2016 ($)(2)	Aggregate Earnings in 2016 ($)(3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at December 31, 2016 ($)(4)
Paul V. Campanelli	$—	$—	$—	$—	$—
Blaise Coleman	$—	$—	—	$—	$—
Joseph J. Ciaffoni	$—	$—	$—	$—	$—
Terrance J. Coughlin	$—	$—	$—	$—	$—
Matthew J. Maletta	$—	$—	$—	$—	$—
Rajiv De Silva	$—	$—	$—	$—	$—
Suketu P. Upadhyay	$—	$—	$—	$—	$—
Hemanth J. Varghese	$—	$—	—	$—	$—
Brian Lortie	$17,028	$—	$18,467	$—	$290,486

(1)

Represents amounts contributed by the NEOs under the non-qualified 401(k) Restoration and Executive Deferred Compensation Plans. These amounts, if any, are included in the 2016 Summary Compensation Table in the “Salary,” “Stock Awards” and “Non-Equity Incentive Plan Compensation” columns.

(2)

Includes amounts, if any, that were contributed by the registrant under the non-qualified 401(k) Restoration Plan and reported as compensation in the 2016 Summary Compensation Table in the “All Other Compensation” column.

(3)	Represents earnings, if any, on the Company’s 401(k) Restoration and Executive Deferred Compensation Plans. These amounts, if any, are not reported as compensation in the Summary Compensation Table.
(4)

Includes amounts, if any, that were reported as compensation in the Summary Compensation Table in 2016 and prior years to the extent that such amounts were contributed by the executive and registrant, but not to the extent that such amounts represent earnings.

Potential Payments Upon Termination or Change in Control

The following tables show the potential payments to the NEOs upon termination or change of control, as if such event(s) took place on December 31, 2016. The amounts reflected in this table were determined in accordance using each NEO’s then existing employment agreement, individual award agreements and the respective equity plan(s) to which each award relates. The equity award acceleration amounts below were calculated using the closing stock price of our stock on December 31, 2016 of $16.47.

Each of the Former Named Executive Officers left the Company prior to December 31, 2016. Accordingly, the Former Named Executive Officers are reflected below only under the heading of their actual termination events. Additionally, the amounts for the Former Named Executive Officers reflect the amounts paid pursuant to their actual termination events, in accordance with the terms and provisions of their respective employment and/or separation agreements.

Name	Cash Separation Payment ($)(1)	Health and Welfare and Life Insurance Benefits ($)(2)	Disability Insurance Benefits ($)(3)	Acceleration of Equity Awards (in the money value at December 31, 2016) ($)(4)	Value of Term Life Insurance ($)(5)
Termination for Cause, Resignation or Retirement
Paul V. Campanelli	$—	$—	$—	$—	$—
Blaise Coleman	$—	$—	$—	$—	$—
Joseph J. Ciaffoni	$—	$—	$—	$—	$—
Terrance J. Coughlin	$—	$—	$—	$—	$—
Matthew J. Maletta	$—	$—	$—	$—	$—
Suketu P. Upadhyay	$115,885	$—	$—	$—	$—
Death
Paul V. Campanelli	$712,500	$22,831	$—	$2,510,983	$300,000
Blaise Coleman	$216,563	$26,414	$—	$305,494	$690,000
Joseph J. Ciaffoni	$207,000	$26,414	$—	$191,628	$1,000,000
Terrance J. Coughlin	$315,000	$26,345	$—	$705,262	$300,000
Matthew J. Maletta	$210,375	$25,908	$—	$590,845	$1,000,000
Disability
Paul V. Campanelli	$712,500	$39,462	$1,594,000	$189,817	$—
Blaise Coleman	$216,563	$37,224	$690,000	$—	$—
Joseph J. Ciaffoni	$207,000	$34,845	$790,000	$191,628	$—
Terrance J. Coughlin	$315,000	$32,763	$960,000	$—	$—
Matthew J. Maletta	$210,375	$37,614	$660,000	$44,601	$—
Change of Control (COC)
Paul V. Campanelli	$—	$—	$—	$—	$—
Blaise Coleman	$—	$—	$—	$—	$—
Joseph J. Ciaffoni	$—	$—	$—	$—	$—
Terrance J. Coughlin	$—	$—	$—	$—	$—
Matthew J. Maletta	$—	$—	$—	$—	$—
Termination Without Cause or Quit for Good Reason
Paul V. Campanelli	$4,512,500	$39,462	$—	$1,012,442	$—
Blaise Coleman	$1,844,063	$37,224	$—	$26,063	$—
Joseph J. Ciaffoni	$2,047,000	$34,845	$—	$127,752	$—
Terrance J. Coughlin	$2,355,000	$32,763	$—	$183,813	$—
Matthew J. Maletta	$1,791,375	$37,614	$—	$188,054	$—
Rajiv De Silva	$5,762,154	$37,614	$—	$—	$—
Hemanth J. Varghese	$2,369,825	$40,045	$—	$24,000	$—
Brian Lortie	$1,656,907	$1,620	$—	$155,498	$—
Termination Without Cause or Quit for Good Reason Within 24 Months After COC
Paul V. Campanelli	$6,412,500	$59,193	$—	$2,510,983	$—
Blaise Coleman	$1,844,063	$37,224	$—	$305,494	$—
Joseph J. Ciaffoni	$2,047,000	$34,845	$—	$191,628	$—
Terrance J. Coughlin	$2,355,000	$32,763	$—	$705,262	$—
Matthew J. Maletta	$1,791,375	$37,614	$—	$590,845	$—

(1)

As of December 31, 2016, in the event of a termination without cause by the Company or a quit for good reason by any of the NEOs (each as defined in the applicable employment or separation agreement), subject to the respective NEO executing and not revoking a release of claims, the Cash Separation Payment includes an amount equal to two times the sum of the NEO’s current base salary plus target annual cash incentive compensation, payable in a lump-sum. The Cash Separation Payment also includes the respective NEO’s pro-rated bonus for the year of termination (based on actual results). In addition to the Cash Separation Payment reported in the table above, all NEOs would receive any earned or accrued but unpaid compensation as of their respective termination dates. Messrs. De Silva, Lortie and Varghese received these payments in connection with their termination of employment. Mr. Lortie is also entitled to receive reimbursement for reasonable financial planning expenses for two (2) years (up to $12,460 per calendar year and not included in the table above). Under the terms of Mr. Varghese’s separation agreement, he received his full bonus for 2016 based on actual performance, as well as payment for tax preparation services, reasonable expenses for transportation of his personal items from Dublin, Ireland and tax equalization benefits. In the event of termination without cause by the Company or a quit for good reason by any of the NEOs within twenty-four (24) months after a change of control (as defined applicable employment or separation agreement), all NEOs would receive the same payments, except that Mr. Campanelli would receive three times his current base salary plus target annual cash incentive compensation, payable in a lump-sum.

(2)

Upon a termination without cause by the Company or a quit for good reason by any of the NEOs (each as defined in the applicable employment or separation agreement) and subject to the respective NEO executing and not revoking a release of claims, health and welfare benefits, including medical, dental, and vision as well as life insurance benefits would continue to be provided, on a monthly basis, to each NEO for a period of twenty-four (24) months subsequent to the termination date. Messrs. De Silva and Varghese are receiving these benefits in connection with their termination of employment. Mr. Lortie is receiving only the life insurance benefits pursuant to the terms of his separation agreement. For Messrs. De Silva, Varghese and Lortie, the values reported in the table above are based on 2016 benefit costs. Upon a termination for disability for any NEO, health and welfare benefits, including medical, dental, and vision, as well as life insurance benefits would continue to be provided, on a monthly basis, to each NEO for a period of twenty-four (24) months subsequent to termination. Upon termination for Death for any NEO, health and welfare benefits including medical, dental, and vision insurance benefits would continue to be provided to his or her dependents, if any, on a monthly basis, for a period of twenty-four (24) months subsequent to termination.

(3)

Upon Disability of any of the NEOs, disability insurance benefits would be paid to the NEO equal to the excess of twenty-four (24) months’ base salary over his or her respective disability benefits. As of December 31, 2016, the disability insurance benefit for each NEO other than Mr. Campanelli and Mr. Coughlin totaled $15,000 per month. For Mr. Campanelli and Mr. Coughlin, the disability insurance benefit totaled $12,750 and $10,000 per month, respectively. The amount represented in the table above is the difference between each NEO’s monthly base salary and his or her respective monthly disability insurance benefit over a twenty-four (24) month period.

(4)	The provisions governing acceleration of equity awards are discussed separately for each scenario below, as follows:
(a)	Upon Termination for Cause or Voluntary Resignation—all unvested equity held by our NEOs is forfeited and no amounts have been included under this scenario.
(b)	Upon Retirement—none of our NEOs are eligible for Retirement as of December 31, 2016 under any of our equity incentive plans and no amounts have been included under this scenario.
(c)

Upon Death—each of the NEO’s outstanding and unvested stock options and RSUs would accelerate and become immediately vested and, if applicable, exercisable. Each of the NEO’s outstanding and unvested PSUs and Matched PSUs would accelerate and become immediately vested and deemed to be earned at target performance levels.

(d)

Upon Disability—for each NEO other than Mr. Campanelli, Mr. Ciaffoni and Mr. Maletta, none of their respective outstanding and unvested equity awards would accelerate; rather, their unvested equity awards would continue to vest in accordance with the applicable terms. For Messrs. Campanelli, Ciaffoni and Maletta, none of their outstanding and unvested equity would accelerate with the exception of the stock options and RSUs granted in September 2015, August 2016 and April 2015, respectively, which would accelerate and become immediately vested and, if applicable, exercisable.

(e)

Upon a Change of Control (COC)—for each NEO, outstanding and unvested stock options, RSUs and PSUs would not accelerate upon a COC without termination as these awards require a “double trigger” in order for such awards to accelerate and become immediately vested and, if applicable, exercisable. Generally, with respect to each outstanding equity award that is not assumed or substituted in connection with a change of control (other than Matched PSUs, which receive the following treatment whether or not the Matched PSUs are assumed or substituted), (i) such equity award would become fully vested and, if applicable, exercisable, (ii) the restrictions and conditions applicable to any such equity award would lapse, (iii) performance awards granted in 2015 and Matched PSUs would be settled based on the achievement of applicable performance criteria and (iv) PSUs granted in 2016 would be settled based on the greater of actual performance and target performance.

(f)

Upon Termination Without Cause by the Company or Quit For Good Reason by the Executive—for all NEOs, any unvested and outstanding PSUs and Matched PSUs would accelerate and become immediately vested on a pro-rated basis (for service actually completed during the performance period) based upon actual performance levels (for purposes of the values represented in the table above, target performance has been assumed on a pro-rata basis). For Mr. Campanelli, none of his other outstanding and unvested equity would accelerate except for the stock options and RSUs granted in September 2015 and the stock options granted in September 2016 (in connection with his promotion to President and Chief Executive Officer), which would accelerate and become immediately vested, and if applicable, exercisable. For Messrs. Ciaffoni and Maletta, none of their other outstanding and unvested equity would accelerate except for the portion of their stock options and RSUs granted in August 2016 and April 2015, respectively, that would have vested had they remained employed for two additional years, which such stock options and RSUs would accelerate and become immediately vested and, if applicable, exercisable. Mr. De Silva’s outstanding equity awards were treated in accordance with the applicable equity plans and award agreements, except that, any outstanding stock options vested as of Mr. De Silva’s termination of employment will remain exercisable for three years. Mr. Lortie’s RSUs vested as of his termination date and his PSUs and stock options were treated in accordance with the applicable equity plans and award agreements, except that his stock options will remain exercisable for two years. Mr. Varghese’s unvested equity awards were treated in accordance with the applicable equity plans and award agreements.

(g)

Upon Termination Without Cause by the Company or a Quit For Good Reason by the Executive Within 24 Months After COC—for all NEOs, all outstanding and unvested stock options and RSUs would accelerate and become immediately vested, and if applicable, fully exercisable. For all NEOs, any unvested and outstanding PSUs, to the extent assumed or substituted, would accelerate and become immediately vested based on actual performance levels for PSUs granted in 2015 and based on the greater of actual performance levels or target performance levels for PSUs granted in 2016 (for purposes of the values represented in the table above, target performance has been assumed).

(5)

Each of our NEOs is covered by term life insurance policies, the premiums for which are reimbursed by the Company. The premiums for these term life insurance policies are listed above in the “All Other Compensation” table. The amounts included above represent the death benefits that would be received from the insurance provider under these life insurance policies.

2016 Compensation of Non-Employee Directors

Following the formation of Endo International plc as an Irish holding company, the Compensation Committee reviewed compensation for each non-employee director who was not affiliated with the Company (Non-Affiliated Directors). In connection with this review, the Compensation Committee’s consultant, Korn Ferry Hay Group, assessed the compensation paid to the Non-Affiliated Directors against non-employee director compensation trends and data from Endo’s Pay Comparator Companies. After consultation with Korn Ferry Hay Group, the Compensation Committee found it appropriate to establish a compensation structure for Non-Affiliated Directors in support of competitive practices observed among Endo’s Pay Comparator Companies.

In addition to offering a competitively positioned compensation package, our objective is to award a meaningful portion of compensation in the form of equity to further align the interests of Non-Affiliated Directors with the interests of Endo shareholders. The Compensation Committee annually reviews compensation paid to Non-Affiliated Directors against pay levels observed among Endo’s Pay Comparator Companies and makes recommendations for adjustments, as appropriate, to the full Board of Directors. The following summarizes recent key changes made by Endo’s Board of Directors:

◾

On June 9, 2016, Endo’s shareholders approved the Board of Directors’ recommendation to amend the 2015 Stock Incentive Plan to incorporate a $750,000 limit on the value of annual equity awards that may be granted to Non-Affiliated Directors. The Board of Directors believes that this amendment promotes good compensation governance practices in support of shareholder interests.

◾

Following the Compensation Committee’s annual review of Non-Affiliated Directors compensation on October 31, 2016 and the Committee’s subsequent review on February 21, 2017, the Committee approved compensation package modifications and overall pay reductions designed to recalibrate the overall director pay program to better align with competitive market practices as observed among Endo’s Pay Comparator Companies. These changes allow Endo to appropriately align Non-Affiliated Director pay levels with median Pay Comparator Companies’ pay levels, while balancing the mix between equity-and cash-based compensation in a manner that strengthens alignment between Non-Affiliated Director and shareholder interests, while increasing the level of consistency with the median mix reported by our Pay Comparator Companies. The changes that went into effect in 2017 include:

◾	Rebalancing of annual Board cash and equity retainer fees in support of pay mix practices observed among Endo’s Pay Comparator Companies
◾	Cash reduced from $140,000 to $75,000
◾	Equity reduced from $300,000 to $275,000—allotting the equity portion of the retainer to account for approximately 79% of the Board retainer fees
◾	Removal of Committee member retainers ranging from $12,500 to $20,000 per committee
◾	Maintaining Committee Chair retainers for the Audit, Compensation and Operating Committees at $30,000 and Nominating and Governance Committee at $15,000

◾	Reducing the Chair of the Board of Directors retainer from $200,000 to $150,000
◾	Maintaining fee of $5,000 per trip to Ireland for Company business other than regularly scheduled meetings
◾

On February 21, 2017, the Compensation Committee also approved a change in the timing of the annual cash and stock-based retainer fees for Non-Affiliated Directors. Effective with the 2017 compensation cycle, the Committee approved moving the scheduled payment date to the first trading day following the annual general meeting of shareholders. This new date aligns with the election of Endo Directors in the early June timeframe, and supports best practices by issuing equity-based compensation a sufficient amount of time after the Company’s annual earnings release in the first quarter of each year. In the event that a Non-Affiliated Director does not complete a full year of service following the date of such payments, a pro-rated portion of the cash retainer fees and ordinary shares will be returned to the Company if so requested by the Compensation Committee.

Non-Affiliated Directors are eligible for the following compensation:

Annual Cash Retainer Fees. All Non-Affiliated Directors are entitled to receive an annual cash retainer based on their service on the Board, as well as for their roles on certain committees of the Board. The amounts that Non-Affiliated Directors were entitled to receive in March 2016 and will be entitled to receive in June 2017 are set forth in the following schedule:

Purpose	Paid in March 2016	To Be Paid in June 2017
For membership on the Board of Directors	$140,000	$75,000
For serving as the Chair of the Board of Directors	$200,000	$150,000
For serving as Chair of the Audit Committee, the Compensation Committee, the Transactions Committee(1), or the Operations Committee (amount is on a per committee basis)	$30,000	$30,000
For serving as Chair of the Nominating & Governance Committee	$15,000	$15,000
For serving as members or alternates(2) of the Audit Committee, the Compensation Committee, the Transactions Committee(1), or the Operations Committee (amount is on a per committee basis)	$20,000	$—
For serving as members or alternates(2) of the Nominating & Governance Committee	$12,500	$—

(1)	The Board of Directors has determined to discontinue the Transactions Committee, effective March 20, 2017.
(2)	If the director nominees are elected at the 2017 Annual Meeting, there will be no alternate members of any committee of the Board of Directors.

However, Mr. Kimmel elected to waive the 2016 cash retainer fee associated with his chairing the Nominating & Governance Committee.

Meeting Fees. Non-Affiliated Directors receive a fee of $5,000 cash per trip to Ireland on Company business, other than regularly scheduled meetings in Ireland.

Stock-based Awards. Each Non-Affiliated Director receives an annual stock award equal in value to $275,000, 100% of which is ordinary shares. The number of ordinary shares actually awarded to each Non-Affiliated Director is calculated using the closing price as of the date of the grant. This annual stock award will be granted on June 9, 2017. Pursuant to the Directors Stock Election Plan (described below), Mr. Kimmel elected to receive a portion of his cash retainer fees in the form of Endo ordinary shares. In connection with this election, Mr. Kimmel will receive approximately $45,000 worth of ordinary shares, calculated using the closing price as of June 9, 2017, in addition to $180,000 in cash.

Mr. Sisitsky has waived all rights to receive any annual cash retainer fees, meeting fees, share-based awards, or other compensation of any kind (other than certain rights to indemnification, directors and officers insurance and expense reimbursement) in connection with his service as a director of the Company.

Directors Stock Election Plan. Under the Directors Stock Election Plan, Non-Affiliated Directors may elect to have some, or all of their retainer fees delivered in the form of Endo ordinary shares. The amount of shares will be determined by dividing the portion of cash fees elected to be received as shares by the closing price of the shares on the day the payment would have otherwise been paid in cash.

Additional Arrangements. The Company pays for or provides (or reimburses directors for out-of-pocket costs incurred for) transportation, hotel, food and other incidental expenses related to attending Board and committee meetings or participating in director education programs and other director orientation or educational meetings.

Insurance and Indemnification. The Company has retained directors and officers indemnification insurance coverage. This insurance covers Non-Affiliated Directors and officers individually, in the event the Company is unable to provide indemnification.

The following table provides information concerning the compensation of the Company’s Non-Affiliated Directors during 2016. Directors who are employees of the Company receive no additional compensation for their services as directors or as members of Board committees. For a complete understanding of the table, please read the footnotes and the narrative disclosures that follow the table.

Name	Length of Service	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Roger H. Kimmel	3 Years	$412,500	$300,000	$—	$712,500
Shane M. Cooke	2 Years 6 Months	$180,000	$300,000	$—	$480,000
Arthur J. Higgins	3 Years	$200,000	$300,000	$—	$500,000
Nancy J. Hutson, Ph.D.	3 Years	$222,500	$300,000	$—	$522,500
Michael Hyatt	3 Years	$222,500	$300,000	$—	$522,500
Douglas S. Ingram	1 Year	$150,000	$250,000	$—	$400,000
William P. Montague	3 Years	$242,500	$300,000	$—	$542,500
Todd B. Sisitsky	1 Year	$—	$—	$—	$—
Jill D. Smith	3 Years	$192,500	$300,000	$—	$492,500
William F. Spengler	3 Years	$230,000	$300,000	$—	$530,000

(1)

The amounts in this column include all fees earned by each Non-Affiliated Director. Non-Affiliated Directors may elect, pursuant to the Endo International plc Directors Stock Election Plan, to receive all or a portion of their retainer and/or meeting fees in Endo ordinary shares. The following table summarizes, for each of the Non-Affiliated Directors who elected to receive all or a portion of such fees in Endo shares, the amounts of such non-cash compensation included in the table above. The dollar amounts represent the number of shares granted multiplied by the trading price of Endo’s ordinary shares at the time of payment:

Name	Fees Paid in Endo Ordinary Shares ($)
Arthur J. Higgins	$200,000

(2)

The amounts shown in this column represent the grant date fair value for each Non-Affiliated Director’s share-based awards under ASC 718. The stock awards reflect compensation for annual services ending June 8, 2017. Refer to the “Share-Based Compensation” footnote in our audited financial statements included in the Endo International plc 2016 Annual Report on Form 10-K for the assumptions we used in valuing and expensing these awards in accordance with ASC 718. The grant date fair value of each option and stock award granted in 2016, computed in accordance with ASC 718, is as follows:

Name	Grant Date	Fair Value on Grant Date of Restricted Stock ($)
Roger H. Kimmel	March 1, 2016	$300,000
Shane M. Cooke	March 1, 2016	$300,000
Arthur J. Higgins	March 1, 2016	$300,000
Nancy J. Hutson, Ph.D.	March 1, 2016	$300,000
Michael Hyatt	March 1, 2016	$300,000
Douglas S. Ingram	May 5, 2016	$250,000
William P. Montague	March 1, 2016	$300,000
Todd B. Sisitsky	n/a	$—
Jill D. Smith	March 1, 2016	$300,000
William F. Spengler	March 1, 2016	$300,000

(3)	The following table summarizes the number of stock options and restricted stock units outstanding and exercisable at December 31, 2016, for each Non-Affiliated Director:

Name	Options Outstanding at Fiscal Year End (#)	Options Exercisable at Fiscal Year End (#)	Restricted Stock Units Outstanding at Fiscal Year End (#)	Value at Fiscal Year End ($)(a)
Roger H. Kimmel	8,094	8,094	21,589	$355,571
Shane M. Cooke	—	—	—	$—
Arthur J. Higgins	—	—	—	$—
Nancy J. Hutson, Ph.D.	13,185	13,185	6,515	$107,302
Michael Hyatt	29,809	29,809	—	$—
Douglas S. Ingram	—	—	—	$—
William P. Montague	18,478	18,478	23,108	$380,589
Todd B. Sisitsky	—	—	—	$—
Jill D. Smith	—	—	—	$—
William F. Spengler	23,649	23,649	23,108	$380,589

(a)

Based upon the closing price on December 31, 2016 of $16.47. Includes all restricted stock units and all outstanding options as of December 31, 2016, for which the exercise price is equal to or less than $16.47 per share.

Other Information Regarding the Company

Security Ownership of Certain Beneficial Owners and Management

The following table, together with the corresponding footnotes, sets forth, as of April 13, 2017, the name, address and holdings of each person, including any “group” as defined in Section 13(d)(3) of the Exchange Act, known by Endo to be the “beneficial owner” of more than 5% of the Company’s outstanding ordinary shares. The table also sets forth, as of April 13, 2017, the number of ordinary shares beneficially owned by each of the Company’s current directors and current NEOs, and by all current directors and executive officers of the Company as a group. Footnote (a) below provides a brief explanation of what is meant by the term “beneficial ownership.”

Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned (#)(a)	Percentage of Class (%)(a)
Directors and Executive Officers:
Roger H. Kimmel (b)	[X]	[X]
Shane M. Cooke (c)(q)	[X]	[X]
Arthur J. Higgins (d)(q)	[X]	[X]
Nancy J. Hutson, Ph.D. (e)(q)	[X]	[X]
Michael Hyatt (f)	[X]	[X]
Douglas S. Ingram (g)(q)	[X]	[X]
William P. Montague (h)(q)	[X]	[X]
Todd B. Sisitsky (i)	[X]	[X]
Jill D. Smith (j)(q)	[X]	[X]
William F. Spengler (k)(q)	[X]	[X]
Paul V. Campanelli (l)(q)	[X]	[X]
Blaise Coleman (m)(q)	[X]	[X]
Joseph J. Ciaffoni (n)(q)	[X]	[X]
Terrance J. Coughlin (o)(q)	[X]	[X]
Matthew J. Maletta (p)(q)	[X]	[X]
All current directors and executive officers of the Company as a group (15 persons)	[X]	[X]
Other Shareholders:
TPG Group Holdings (SBS) Advisors, Inc. (r)	[X]	[X]
The Vanguard Group, Inc. (s)	[X]	[X]
BlackRock Inc. (t)	[X]	[X]
Capital Research Global Investors (u)	[X]	[X]
FMR LLC (v)	[X]	[X]

* The percentage represents less than 1%.

(a)

“Beneficial ownership” is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act and includes more than the typical form of share ownership, that is, shares held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment power. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares as of a given date that such person has the right to acquire within 60 days after such date.

(b)

Mr. Kimmel is the Chairman of the Board of Endo. The business address for Mr. Kimmel is c/o Rothschild, Inc., 1251 Avenue of the Americas, New York, New York 10020. Mr. Kimmel’s beneficial ownership represents (i) options to purchase [X] shares of ordinary shares granted under the 2007 Stock Incentive Plan which will be exercisable within the next 60 days, (ii) [X] directly owned ordinary shares or shares which he has the right to acquire within 60 days and (iii) [X] ordinary shares held in trusts for which Mr. Kimmel serves as trustee and as to which shares Mr. Kimmel holds either the sole or the shared power of disposition and power to vote. His beneficial ownership excludes [X] ordinary shares held in trust.

(c)	Mr. Cooke is a director of Endo. Mr. Cooke’s beneficial ownership represents [X] directly owned ordinary shares.
(d)	Mr. Higgins is a director of Endo. Mr. Higgins’ beneficial ownership represents [X] directly owned ordinary shares.
(e)

Dr. Hutson is a director of Endo. Dr. Hutson’s beneficial ownership represents (i) options to purchase [X] ordinary shares granted under the 2007 Stock Incentive Plan which will be exercisable within the next 60 days and (ii) [X] directly owned ordinary shares or shares which she has the right to acquire within 60 days.

(f)

Mr. Hyatt is a director of Endo. The business address for Mr. Hyatt is c/o Irving Place Capital, 745 Fifth Avenue, 7th Floor, New York, New York 10151. Mr. Hyatt’s beneficial ownership represents (i) options to purchase [X] ordinary shares granted under the 2000 and 2007 Stock Incentive Plans which will be exercisable within the next 60 days, (ii) [X] directly owned ordinary shares and (iii) [X] ordinary shares held in trusts for which Mr. Hyatt serves as trustee and as to which shares Mr. Hyatt holds either the sole or the shared power of disposition or the power to vote. His beneficial ownership excludes [X] ordinary shares held in trust.

(g)	Mr. Ingram is a director of Endo. Mr. Ingram’s beneficial ownership represents [X] directly owned ordinary shares.
(h)

Mr. Montague is a director of Endo. Mr. Montague’s beneficial ownership represents (i) options to purchase [X] ordinary shares granted under the 2007 Stock Incentive Plan which will be exercisable within the next 60 days and (ii) [X] directly owned ordinary shares or shares which he has the right to acquire within 60 days.

(i)

Mr. Sisitsky is a director of Endo. The business address for Mr. Sisitsky is c/o TPG Capital, 345 California Street, Suite 3300, San Francisco, California 94104. Mr. Sisitsky’s beneficial ownership is zero.

(j)	Ms. Smith is a director of Endo. Ms. Smith’s beneficial ownership represents [X] directly owned ordinary shares.
(k)

Mr. Spengler is a director of Endo. Mr. Spengler’s beneficial ownership represents (i) options to purchase [X] ordinary shares granted under the 2004 and 2007 Stock Incentive Plans which will be exercisable within the next 60 days and (ii) [X] directly owned ordinary shares or shares which he has the right to acquire within 60 days.

(l)

Mr. Campanelli is a director of Endo and our President, Chief Executive Officer. Mr. Campanelli’s beneficial ownership represents (i) options to purchase [X] ordinary shares granted under the Amended and Restated 2015 Stock Incentive Plan which will become exercisable in the next 60 days, (ii) [X] directly owned ordinary shares and (iii) [X] restricted stock units which will vest within the next 60 days. His beneficial ownership excludes (i) options to purchase [X] ordinary shares granted under the Amended and Restated 2015 Stock Incentive Plan which will not be exercisable within the next 60 days, (ii) [X] shares of unvested restricted stock units and (iii) [X] unvested, unearned performance share units.

(m)

Mr. Coleman is our Executive Vice President and Chief Financial Officer. Mr. Coleman’s beneficial ownership represents (i) options to purchase [X] ordinary shares granted under the Amended and Restated 2015 Stock Incentive Plan which will become exercisable in the next 60 days, (ii) [X] directly owned ordinary shares and (iii) [X] restricted stock units which will vest within the next 60 days. His beneficial ownership excludes (i) options to purchase [X] ordinary shares granted under the Amended and Restated 2015 Stock Incentive Plan which will not be exercisable within the next 60 days, (ii) [X] shares of unvested restricted stock units and (iii) [X] unvested, unearned performance share units.

(n)

Mr. Ciaffoni was our President, U.S. Branded Pharmaceuticals as of December 31, 2016. Mr. Ciaffoni’s beneficial ownership represents options to purchase [X] ordinary shares granted under the Amended and Restated 2015 Stock Incentive Plan which will become exercisable within the next 60 days. His beneficial ownership excludes [X] shares of unvested restricted stock units.

(o)

Mr. Coughlin is our Executive Vice President & Chief Operating Officer. Mr. Coughlin’s beneficial ownership represents (i) options to purchase [X] ordinary shares granted under the Amended and Restated 2015 Stock Incentive Plan which will be exercisable within the next 60 days, (ii) [X] directly owned ordinary shares and (iii) [X] restricted stock units which will vest within the next 60 days. His beneficial ownership excludes (i) options to purchase [X] ordinary shares granted under the Amended and Restated 2015 Stock Incentive Plan which will not be exercisable within the next 60 days, (ii) [X] shares of unvested restricted stock units and (iii) [X] unvested, unearned performance share units.

(p)

Mr. Maletta is our Executive Vice President, Chief Legal Officer. Mr. Maletta’s beneficial ownership represents (i) options to purchase [X] ordinary shares granted under the 2010 Stock Incentive Plan and Amended and Restated 2015 Stock Incentive Plan which will be exercisable within the next 60 days, (ii) [X] directly owned ordinary shares and (iii) [X] restricted stock units which will vest within the next 60 days. His beneficial ownership excludes (i) options to purchase [X] ordinary shares granted under the 2010 Stock Incentive Plan and Amended and Restated 2015 Stock Incentive Plan which will not be exercisable within the next 60 days, (ii) [X] shares of unvested restricted stock units and (iii) [X] unvested, unearned performance share units.

(q)	The business address for this person is c/o Endo International plc, First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland.
(r)

The business address for this entity is 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102. This ownership information is based on a [X] filed with the SEC on [X] by TPG Group Holdings (SBS) Advisors, Inc.

(s)

The business address for this entity is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group, Inc. has sole power to (i) vote [X] ordinary shares and (ii) to dispose [X] ordinary shares, and shared power to (i) to vote [X] ordinary shares and (ii) to dispose [X] ordinary shares This ownership information is based on a [X] filed with the SEC on [X] by The Vanguard Group.

(t)

The business address for this entity is 55 East 52nd Street, New York, New York 10055. BlackRock Inc. has sole power to (i) to vote [X] ordinary shares and (ii) to dispose [X] ordinary shares. This ownership information is based on a [X] filed with the SEC on [X] by BlackRock Inc.

(u)

The business address for this entity is 333 South Hope Street, Los Angeles, California 90071. This ownership information is based on a [X] filed with the SEC on [X] by Capital Research Global Investors.

(v)

The business address for this entity is 245 Summer Street, Boston, Massachusetts 02210. FMR LLC has sole power (i) to vote [X] ordinary shares and (ii) to dispose [X] ordinary shares. This ownership information is based on a [X] filed with the SEC on [X] by FMR LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and greater-than-ten-percent shareholders (collectively, Reporting Persons) to file an initial report of ownership (Form 3) and reports of changes of ownership (Forms 4 and 5) of Endo securities with the SEC and the Nasdaq. These persons are also required to furnish the Company with copies of all Section 16(a) reports that they file with respect to Endo securities. Based solely upon a review of Section 16(a) reports furnished to the Company for the year ended December 31, 2016 and written representations from certain Reporting Persons that no other reports were required, the Company believes that all the Reporting Persons complied with all applicable filing requirements for the year ended December 31, 2016.

No Dissenters’ Rights

The corporate action described in this Proxy Statement will not afford shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

Other Matters

As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters to be presented for shareholder action at the Annual Meeting. However, other matters may properly come before the Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the Annual Meeting for action by the shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors.

Annual Report/Form 10-K

The Company will provide, without charge, to each person solicited by this Proxy Statement, at the written request of any such person, a copy of the 2016 Annual Report and a copy of Endo International plc 2016 Form 10-K as filed with the SEC and any amendments thereto. Such written request should be directed to Endo International plc, First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland.

Shareholder Proposals for the 2018 Annual General Meeting

The Company’s Articles of Association require that, for business to be properly brought before an Annual General Meeting, such shareholder must have given timely notice thereof, along with other specified material, in proper written form to the Company Secretary. To be timely, a shareholder’s notice to the Company Secretary must be received at the registered office of the Company not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding Annual General Meeting. Accordingly, to make a proposal for consideration at our 2018 Annual General Meeting that is “timely” within the meaning of the Company’s Articles of Association, a shareholder must make certain notice of such proposal is received by the Company Secretary no earlier than March 10, 2018 and no later than April 9, 2018. In the event that the

Annual General Meeting is called for a date that is prior to May 9, 2018 or after July 8, 2018, notice by the shareholder must be received at the registered office of the Company not later than the close of business on the 10th day following the day on which the 2018 Annual General Meeting is publicly announced or notice of the 2018 Annual General Meeting was mailed, whichever first occurs. Any shareholder who wishes to make a proposal should obtain a copy of the relevant section of the Articles of Association from the Company Secretary. Any proposal (other than a proposal pursuant to Rule 14a-8) that is received after the times specified above for proposed items of business will be considered untimely under Rule 14a-4(c) under the Exchange Act, and the persons named in the proxy for the meeting may exercise their discretionary voting power with respect to such proposal, including voting against such proposal.

In addition, the Company’s Articles of Association require that any shareholder who wishes to submit a nomination to the Board must deliver written notice of the nomination to the Company Secretary within the time period and comply with the information requirements specified in article 146.3 of the Articles of Association (or, in the event Proposal 6 is adopted, article 147.3 of the Articles of Association) relating to shareholder nominations. In order to have the nomination considered by the Board under article 146.1(a) of the Articles of Association (or, in the event Proposal 6 is adopted, article 147.1(a) of the Articles of Association), the nominating shareholder must follow the procedures set out in this Proxy Statement under the heading “Committees of the Board of Directors—Nominating & Governance Committee.” To be timely, a shareholder’s notice to the Company Secretary must be received at the registered office of the Company (a) in the case of the Annual General Meeting not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding Annual General Meeting; provided that in the event that the Annual General Meeting is called for a date that is prior to May 9, 2018 or after July 8, 2018, notice by the shareholder must be received at the registered office of the Company not later than the close of business on the 10th day following the day on which the 2018 Annual General Meeting is publicly announced or notice of the 2018 Annual General Meeting was mailed, whichever first occurs and (b) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which notice of the date of the special meeting was mailed or publicly announced, whichever first occurs. Accordingly, to submit a nomination to the Board for consideration at our 2018 Annual Meeting that is “timely” within the meaning of the Company’s Articles of Association, a shareholder must make certain notice of such nomination is received by the Company Secretary no earlier than March 10, 2018 and no later than April 9, 2018. Any notice of nomination that is received after the dates specified above will be considered untimely. If the Company does not receive such notice of nomination between such dates, the notice will be considered untimely. Any shareholder who wishes to make a nomination should obtain a copy of the relevant section of the Articles of Association from the Company Secretary.

Proposals of shareholders intended to be included in the Company’s Proxy Statement pursuant to Rule 14a-8 under the Exchange Act at the 2018 Annual Meeting must be received by us at our registered office addressed to the Company Secretary no later than December 29, 2017.

All proposals should be addressed to the Company Secretary, Endo International plc, First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland.

Endo International plc First Floor Minerva House Simmonscourt Road Ballsbridge Dublin 4, Ireland endo.com

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER ANNUAL GENERAL MEETING TO BE HELD ON JUNE 8, 2017

The Proxy Statement for the Annual General Meeting, 2016 Annual Report to Shareholders and Form 10-K are available at www.endo.com/investors/financial-reports.

By Order of the Board of Directors,

Orla Dunlea

Company Secretary

Dublin, Ireland

April 28, 2017

Endo International plc,

Registered Office: First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland

Registered in Ireland: Number – 534814

Directors: Roger Hartley Kimmel (USA), Paul Victor Campanelli (USA), Shane Martin Cooke (Ireland),

Arthur Joseph Higgins (USA), Nancy June Hutson (USA), Michael Hyatt (USA), Douglas Stephen Ingram (USA),

William Patrick Montague (USA), Todd Benjamin Sisitsky (USA), Jill Deborah Smith (USA), William Frederick Spengler (USA).

ANNEX 1—COMPANIES ACT AND ADVANCE NOTICE

AMENDMENTS TO MEMORANDUM AND ARTICLES OF

ASSOCIATION

COMPANIES ~~ACTS~~ACT, ~~1963 TO 2013~~2014

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM

AND

ARTICLES OF ASSOCIATION

OF

ENDO INTERNATIONAL PUBLIC LIMITED COMPANY

Incorporated 31 October 2013

(as amended by Special Resolution on [●] 2017)

A&L Goodbody

Solicitors

‘X’

COMPANIES ~~ACTS~~ACT, ~~1963 to 2013~~2014

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

ENDO INTERNATIONAL PUBLIC LIMITED COMPANY

(as amended by Special Resolution on [●] 2017)

1.	The name of the Company is: Endo International public limited company.

2.	The Company is to be a public limited company for the purposes of Part 17 of the Companies Act 2014.

3.	The objects for which the Company is established are:

3.1.	To carry on all or any of the businesses of manufacturers, buyers, sellers, and distributing agents of and dealers in all kinds of patent, pharmaceutical, medicinal, and medicated preparations, patent medicines, drugs, herbs, and of and in pharmaceutical, medicinal, proprietary and industrial preparations, compounds, and articles of all kinds; and to manufacture, make up, prepare, buy, sell, and deal in all articles, substances, and things commonly or conveniently used in or for making up, preparing, or packing any of the products in which the Company is authorised to deal, or which may be required by customers of or persons having dealings with the Company.

3.2.	To invest in pharmaceutical and related assets, including, amongst other items, investments in pharmaceutical companies, products, businesses, divisions, technologies, devices, sales force and other marketing capabilities, development projects and related activities, licences, intellectual and similar property rights, premises and equipment, royalty rights and all other assets needed to operate a pharmaceuticals business.

3.3.	To establish, maintain and operate laboratories for the purpose of carrying on chemical, physical and other research in medicine, chemistry, industry or other unrelated or related fields.

3.4.	To invest (including long-term investments in, and acquisitions of, the shares of pharmaceutical companies) any monies of the Company in such investments and in such manner as may from time to time be determined, and to hold, sell or deal with such investments and generally to purchase, take on lease or in exchange or otherwise acquire any real and personal property and rights or privileges.

3.5.	To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting up and improving buildings and conveniences, and by planting, paving, draining, farming, cultivating, letting on building lease or building agreement and by advancing money to and entering into contracts and arrangements of all kinds with builders, tenants and others.

3.6.	To acquire and hold shares and stocks of any class or description, debentures, debenture stock, bonds, bills, mortgages, obligations, investments and securities of all descriptions and of any kind issued or guaranteed by any company, corporation or undertaking of whatever nature and wheresoever constituted or carrying on business or issued or guaranteed by any government, state, dominion, colony, sovereign ruler, commissioners, trust, public; municipal, local or other authority or body of whatsoever nature and wheresoever situated and investments, securities and property of all descriptions and of any kind, including real and chattel real estates, mortgages, reversions, assurance policies, contingencies and choses in action.

3.7.	To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company or any parent or subsidiary body corporate whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

3.8.	To purchase for investment only property of any tenure and any interest therein, and to make advances upon the security of land or other similar property or any interest therein.

3.9.

To acquire by purchase, exchange, lease, fee farm grant or otherwise, either for an estate in fee simple or for any less estate or other estate or interest, whether immediate or reversionary and whether vested or contingent, any lands, tenements or hereditaments of any tenure, whether subject or not to any charges or encumbrances, and to hold, farm, work and manage and to let, sublet, mortgage or charge land and buildings of any kind, reversions, interests, annuities, life policies, and any other property real or personal, movable or immovable, either absolutely or conditionally, and either subject or not to any mortgage, charge, ground rent or other rents or encumbrances.

3.10.	To erect or secure the erection of buildings of any kind with a view of occupying or letting them and to enter into any contracts or leases and to grant any licences necessary to effect the same.

3.11.	To maintain and improve any lands, tenements or hereditaments acquired by the Company or in which the Company is interested, in particular by decorating, maintaining, furnishing, fitting up and improving houses, shops, flats, maisonettes and other buildings and to enter into contracts and arrangements of all kinds with tenants and others.

3.12.	To sell, exchange, mortgage (with or without power of sale), assign, turn to account or otherwise dispose of and generally deal with the whole or any part of the property, shares, stocks, securities, estates, rights or undertakings of the Company, real, chattels real or personal, movable or immovable, either in whole or in part, upon whatever terms and whatever consideration the Company shall think fit.

3.13.	To take part in the management, supervision, or control of the business or operations of any company or undertaking, and for that purpose to appoint and remunerate any directors, accountants, or other experts or agents to act as consultants, supervisors and agents of other companies or undertakings and to provide managerial, advisory, technical, design, purchasing and selling services.

3.14.	To make, draw, accept, endorse, negotiate, issue, execute, discount and otherwise deal with bills of exchange, promissory notes, letters of credit, circular notes, and other negotiable or transferable instruments.

3.15.	To redeem, purchase, or otherwise acquire in any manner permitted by law and on such terms and in such manner as the Company may think fit any shares in the Company’s capital.

3.16.	To guarantee, support or secure whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company or by both such methods the performance of the obligations of, and the repayment or payment of the principal amounts of and the premiums, interest and dividends on any security of any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company ~~or subsidiary~~ (as defined by ~~section 155~~ Section 8 of the Companies Act ~~1963~~ 2014) or subsidiary (as defined by Section 7 of the Companies Act 2014) or another subsidiary as defined by the said section of the Company’s holding company (as defined by Section 8 of the Companies Act 2014) or otherwise associated with the Company in business notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect from entering into such guarantee or other arrangement or transaction contemplated herein.

3.17.	To lend the funds of the Company with or without security and at interest or free of interest and on such terms and conditions as the directors shall from time to time determine.

3.18.	To raise or borrow or secure the payment of money in such manner and on such terms as the directors may deem expedient whether or not by the issue of bonds, debentures or debenture stock, perpetual or redeemable, or by mortgage, charge, lien or pledge upon the whole or any part of the undertaking, property, assets and rights of the Company, present or future, including its uncalled capital and generally in any other manner as the directors shall from time to time determine and to enter into or issue interest and currency hedging and swap agreements, forward rate agreements, interest and currency futures or options and other forms of financial instruments, and to purchase, redeem or pay off any of the foregoing and to guarantee the liabilities of the Company or any other person, and any debentures, debenture stock or other securities may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, transfer, drawings, allotments of shares; attending and voting at general meetings of the Company, appointment of directors and otherwise.

3.19.	To accumulate capital for any of the purposes of the Company, and to appropriate any of the Company’s assets to specific purposes, either conditionally or unconditionally, and to admit any class or section of those who have any dealings with the Company to any share in the profits thereof or in the profits of any particular branch of the Company’s business or to any other special rights, privileges, advantages or benefits.

3.20.	To reduce the share capital of the Company in any manner permitted by law.

3.21.	To make gifts or grant bonuses to officers or other persons who are or have been in the employment of the Company and to allow any such persons to have the use and enjoyment of such property, chattels or other assets belonging to the Company upon such terms as the Company shall think fit.

3.22.	To establish and maintain or procure the establishment and maintenance of any pension or superannuation fund (whether contributory or otherwise) for the benefit of and to give or procure the giving of donations, gratuities, pensions, annuities, allowances, emoluments or charitable aid to any persons who are or were at any time in the employment or service of the Company or any of its predecessors in business, or of any company which is a subsidiary of the Company or who may be or have been directors or officers of the Company, or of any such other company as aforesaid, or any persons in whose welfare the Company or any such other company as aforesaid may be interested and the wives, husbands, widows, widowers, families, relatives or dependants of any such persons and to make payments towards insurance and assurance and to form and contribute to provident and benefit funds for the benefit of such persons and to remunerate any person, firm or company rendering services to the Company, whether by cash payment, gratuities, pensions, annuities, allowances, emoluments or by the allotment of shares or securities of the Company credited as paid up in full or in part or otherwise.

3.23.	To employ experts to investigate and examine into the conditions, prospects, value, character and circumstances of any business concerns, undertakings, assets, property or rights.

3.24.	To insure the life of any person who may, in the opinion of the Company, be of value to the Company, as having or holding for the Company interests, goodwill, or influence or otherwise and to pay the premiums on such insurance.

3.25.	To distribute either upon a distribution of assets or division of profits among the Members of the Company in kind any property of the Company, and in particular any shares, debentures or securities of other companies belonging to the Company or of which the Company may have the power of disposing.

3.26.	To give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company, or, where the Company is a subsidiary company, in its holding company.

3.27.	To do and carry out all or any of the foregoing objects in any part of the world and either as principals, agents, contractors, trustees or otherwise, and either by or through agents, trustees or otherwise and either alone or in partnership or in conjunction with any other company, firm or person, provided that nothing herein contained shall empower the Company to carry on the businesses of insurance.

3.28.	~~Apply~~ To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, trademarks, industrial designs, know-how, concessions and other forms of intellectual property rights and the like conferring any exclusive or non-exclusive or limited or contingent rights to use, or any secret or other information as to any invention or process of the Company, or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop, or grant licences in respect of, or otherwise turn to account the property, rights or information so acquired.

3.29.	~~Enter~~ To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly or indirectly to benefit the Company.

3.30.	~~Acquire~~ To acquire and undertake the whole or any part of the undertaking, business, property and liabilities of any person or company carrying on any business which the Company is authorised to carry on or which is capable of being conducted so as to benefit the Company directly or indirectly or which is possessed of assets suitable for the purposes of the Company.

3.31.	~~Adopt~~ To adopt such means of making known the Company and its products and services as may seem expedient.

3.32.	~~Acquire~~ To acquire and carry on any business carried on by a subsidiary or a holding company of the Company or another subsidiary of a holding company of the Company.

3.33.	~~Promote~~ To promote any company or companies for the purpose of acquiring all or any of the property and liabilities of this Company or for any other purpose which may seem directly or indirectly calculated to benefit this Company.

3.34.	~~Amalgamate~~ To amalgamate with, merge with or otherwise become part of or associated with any other company or association in any manner permitted by law.

3.35.	To do and carry out all such other things, except the issuing of policies of insurance, as may be deemed by the Company capable of being conveniently carried on in connection with the above objects or any of them or calculated to enhance the value of or render profitable any of the Company’s properties or rights.

And it is hereby declared that the word “company” in this clause, except where used in reference to this Company, shall be deemed to include any person, partnership or other body of persons whether incorporated or not incorporated and whether domiciled in the State or elsewhere and that the objects of the Company as specified in each of the foregoing paragraphs of this clause shall be separate and distinct objects and shall not be in anyway limited or restricted by reference to or inference from the terms of any other paragraph or the name of the Company.

4.	The liability of each Member is limited to the amount from time to time unpaid on such Member’s Shares.

5.	The authorised share capital of the Company is €40,000 and US$100,000 divided into 4,000,000 euro deferred shares of €0.01 each and 1,000,000,000 ordinary shares of US$0.0001 each.

6.	The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended Articles of Association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s Articles of Association for the time being.

7.	Capitalised terms that are not defined in this Memorandum of ~~association~~ Association bear the same meaning as those given in the Articles of Association of the Company.

~~We, the corporate body whose name and address is subscribed, wish to be formed into a company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the Company set opposite our respective names.~~

‘X’

      ~~Name, Address and Description of                                                                              Number of shares~~

      ~~the Subscriber                                                                                                               taken by the~~

                                                                                                                                             ~~Subscriber~~

            ~~For and on behalf of~~

            ~~Goodbody Subscriber One Limited                        One Ordinary Share of~~

            ~~IFSC, North Wall Quay, Dublin 1                                    EUR€1.00 each~~

            ~~Limited Liability Company~~

            ~~For and on behalf of~~

            ~~Goodbody Subscriber Two Limited                        One Ordinary Share of~~

            ~~IFSC, North Wall Quay, Dublin 1                                    EUR€1.00 each~~

            ~~Limited Liability Company~~

~~Total Number of Shares Taken: 2~~

~~Dated~~

~~Witness to the above signature:~~

~~Name:~~

~~Address:~~

~~Occupation:~~

COMPANIES ~~ACTS~~ACT, ~~1963 TO 2013~~2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

ENDO INTERNATIONAL PUBLIC LIMITED COMPANY

(as adopted by Special Resolution on [●] 2017)

PRELIMINARY

~~1.The regulations contained in Table A in the First Schedule to the 1963 Act shall not apply to the Company.~~

1.	Sections 43(2), 43(3), 65 (2)-(7), 77 - 80, 81, 94(1), 95(1), 96, 124, 125, 126, 144(3), 144(4), 148(2), 158-165, 180(5), 181(1), 181(6), 182(2), 182(5), 183(3), 186 (c), 187, 188, 218 (3)-(5), 229, 230, 338(5), 338(6), 618(1)(b), 620(8) 1090, 1092, and 1113 of the Act shall not apply to the Company. The provisions of the Act which are stated therein to apply to a public limited company, save to the extent that its constitution is permitted to provide or state otherwise, will apply to the Company subject to the alterations contained in these Articles, and will, so far as not inconsistent with these Articles bind the Company and its Members.

2.

2.1.	In these Articles:

~~“1963~~ “Act”	means the Companies Act ~~1963~~2014.

~~“1983 Act”~~	~~means the Companies (Amendment) Act 1983.~~

~~“1990 Act”~~	~~means the Companies Act 1990.~~

“Address”	includes, without limitation, any number or address used for the purposes of communication by way of electronic mail or other electronic communication.

“Adoption Date”	means the ~~date of adoption of these Articles~~25 February 2014.

“Articles” or “Articles of Association”	means these articles of association of the Company, as amended from time to time by Special Resolution.

“Assistant Secretary”	means any person appointed by the Secretary from time to time to assist the Secretary.

“Auditors”	means the persons for the time being performing the duties of auditors of the Company.

“Board”	means the board of Directors for the time being of the Company.

“CA1990 Regs”	The Companies Act 1990 (Uncertificated Securities) Regulations 1996 (S.I. No. 68 of 1996) as may be amended from time to time.

~~“Chairman”~~“Chairperson”	means the ~~chairman~~ chairperson of the Board from time to time and/or ~~chairman~~ chairperson of a general meeting of the Company as the context may require.

“clear days”	means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

~~“Companies Acts”~~	~~means the Companies Acts 1963-2013.~~

“Company”	means the above-named company.

“Court”	means the Irish High Court.

“Directors”	means the directors for the time being of the Company.

“dividend”	includes interim dividends and bonus dividends.

“electronic communication”	shall have the meaning given to those words in the Electronic Commerce Act 2000.

“electronic signature”	shall have the meaning given to those words in the Electronic Commerce Act 2000.

“Exchange”	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.

“Exchange Act”	means the Securities Exchange Act of 1934 of the United States of America.

“Member”	means a person who has agreed to become a Member of the Company and whose name is entered in the Register of Members as a registered holder of Shares.

“Member Associated Person”	means (in connection to a Member) (A) any person controlling, directly or indirectly, or acting as a “group” (as such term is used in Rule 13d-5(b) under the Exchange Act) with, such Member, (B) any beneficial owner of shares of the Company owned of record or beneficially by such Member and (C) any person controlling, controlled by or under common control with such Member director by whatever name called.

“Memorandum”	means the memorandum of association of the Company as amended from time to time by Special Resolution.

“month”	means a calendar month.

“Ordinary Resolution”	means an ordinary resolution of the Company’s Members within the meaning of section ~~141~~ 191 of the ~~1963~~ Act.

“paid-up”	means paid-up in accordance with the ~~1983~~ Act as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.

“Redeemable Shares”	means redeemable shares in accordance with ~~section 206 of~~ the ~~1990~~ Act.

“Register of Members” or “Register”	means the register of Members of the Company maintained by or on behalf of the Company, in accordance with the ~~Companies Acts~~ Act and includes (except where otherwise stated) any duplicate Register of Members.

“registered office”	means the registered office for the time being of the Company.

“Seal”	means the seal of the Company, if any, and includes every duplicate seal.

“Secretary”	means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an Assistant Secretary and any person appointed by the Board to perform the duties of secretary of the Company.

“Share” and “Shares”	means a share or shares in the capital of the Company.

“Special Resolution”	means a special resolution of the Company’s Members within the meaning of section ~~141~~ 191 of the ~~1963~~ Act.

2.2.	In these Articles:

2.2.1.	words importing the singular number include the plural number and vice-versa;

2.2.2.	words importing the feminine gender include the masculine gender;

2.2.3.	words importing persons include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere;

2.2.4.	expressions referring to “written” and “in writing” shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these Articles and/or where it constitutes writing in electronic form sent to the Company, and the Company has agreed to its receipt in written form;

2.2.5.	expressions referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors;

2.2.6.	expressions referring to receipt of any electronic communications shall, unless the contrary intention appears, be limited to receipt in such manner as the Company has approved;

2.2.7.	references to a company include any body corporate or other legal entity, whether incorporated or established in Ireland or elsewhere;

2.2.8.	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

2.2.9.	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

2.2.10.	reference to “officer” or “officers” in these Articles means any executive that has been designated by the Company as an “officer” and, for the avoidance of doubt, shall not have the meaning given to such term in the ~~1963~~ Act and any such officers shall not constitute officers of the Company within the meaning of section 2(1) of the ~~1963~~ Act;

2.2.11.	headings are inserted for reference only and shall be ignored in construing these Articles; and

2.2.12.	references to US$, USD, $ or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland.

REGISTERED OFFICE

3.	The registered office shall be at such place in Ireland as the Board from time to time shall decide.

SHARE CAPITAL; ISSUE OF SHARES

4.	The authorised share capital of the Company is €40,000 and US$100,000 divided into 4,000,000 euro deferred shares of €0.01 each and 1,000,000,000 ordinary shares of US$0.0001 each.

5.	Subject to the provisions of these Articles relating to new Shares, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the ~~Companies Acts~~Act) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Members, but so that no Share shall be issued at a discount save in accordance with sections ~~26(5~~71(4) and ~~28~~ 1026 of the ~~1983~~ Act, and so that, in the case of Shares offered to the public for subscription, the amount payable on application on each Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon. To the extent permitted by the Act, shares may also be allotted by a committee of the Directors or by any other person where such committee or person is so authorised by the Directors.

6.	Subject to any requirement to obtain the approval of Members under any laws, regulations or the rules of any Exchange, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for any number of Shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

7.

7.1.	The Directors are, for the purposes of section ~~20~~ 1021 of the ~~1983~~ Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said section ~~20~~1021) up to the amount of the Company’s authorised but unissued share capital as at the date of adoption of these Articles and to allot and issue any Shares ~~purchased or redeemed~~ acquired by or on behalf of the Company pursuant to the provisions of ~~Part XI~~ of the ~~1990~~ Act and held as treasury shares and this authority shall expire five years from the ~~date of adoption of these Articles~~Adoption Date.

7.2.	The Directors are hereby empowered pursuant to sections ~~23~~ 1022 and ~~24(1~~1023(3) of the ~~1983~~ Act to allot equity securities within the meaning of the said section ~~23~~ 1023 for cash pursuant to the authority conferred by Article 7.1 as if section ~~23(1)~~ 1022 of the said ~~1983~~ Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Board may allot equity securities in pursuance of such an offer or agreement as if the power conferred by Article 7.1 had not expired.

7.3.	The Company may issue ~~share warrants to bearer pursuant to section 88 of the 1963~~ permissible letters of allotment (as defined by section 1019 of the Act) to the extent permitted by the Act.

8.	Without prejudice to any special rights previously conferred on the holders of any existing Shares or class of Shares, any Share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

9.	The Company may pay commission to any person in consideration of any person subscribing or agreeing to subscribe, whether absolutely or conditionally, for the Shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any Shares in the Company on such terms and, subject to the provisions of the ~~Companies Acts~~ Act and to such conditions as the Board may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid Shares or any combination of the two. The Company may also on any issue of Shares pay such brokerage as may be lawful.

ORDINARY SHARES

10.	The holder of an ordinary share shall be:

10.1.	entitled to dividends on a pro rata basis in accordance with the relevant provisions of these Articles;

10.2.	entitled to participate pro rata in the distribution of the total assets of the Company in the event of the Company’s winding up; and

10.3.	entitled, subject to the right of the Company to set record dates for the purpose of determining the identity of Members entitled to notice of and/or vote at a general meeting, to attend general meetings of the Company and shall be entitled to one vote for each Ordinary Share registered in his or her name in the Register of Members, in accordance with the relevant provisions of these Articles.

11.	An ordinary share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade (“arrangement”) between the Company (including any agent or broker acting on behalf of the Company) and any third party pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from the relevant third party and the Company is hereby authorised to enter into any such arrangement. In these circumstances, all such shares shall be redeemable at the instance of the Company and the acquisition of such shares by the Company shall constitute the redemption of a Redeemable Share in accordance with ~~Part XI of~~ the ~~1990 Act~~Act unless the Board resolves, prior to the existence or creation of any relevant arrangement, that the arrangement concerned is to be treated as a purchase of shares pursuant to Article 31.3, in which case the arrangement shall be so executed. No resolution, whether special or otherwise shall be required to be passed to deem any Share a Redeemable Share.

12.	All ordinary shares shall rank pari passu with each other in all respects.

EURO DEFERRED SHARES

13.

The holders of the euro deferred shares shall not be entitled to receive any dividend or distribution and shall not be entitled to receive notice of, nor to attend, speak or vote at any general meeting of the Company. On a return of assets, whether on liquidation or otherwise, the euro deferred shares shall entitle the holder thereof only to the repayment of the amounts paid up on such shares after repayment of the capital paid up on the ordinary shares plus the payment of $5,000,000 on each of the ordinary shares and the holders of the euro deferred shares (as such) shall not be entitled to any further participation in the assets or profits of the Company.

14.	The Special Resolution ~~adopting these Articles~~ passed on the Adoption Date shall be deemed to confer irrevocable authority on the Company at any time after the Adoption Date:

14.1.	to acquire all or any of the fully paid euro deferred shares otherwise than for valuable consideration in accordance with section ~~41(2)~~ 102 of the ~~1983~~ Act and without obtaining the sanction of the holders thereof;

14.2.	to appoint any person to execute on behalf of the holders of the euro deferred shares remaining in issue (if any) a transfer thereof and/or an agreement to transfer the same otherwise than for valuable consideration to the Company or to such other person as the Company may nominate;

14.3.	to cancel any acquired euro deferred shares; and

14.4.	pending such acquisition and/or transfer and/or cancellation to retain the certificate (if any) for such euro deferred shares.

15.	In accordance with section ~~43(3~~1040(3) of the 1983 Act the Company shall, not later than three (3) years after any acquisition by it of any euro deferred shares as aforesaid, cancel such shares (except those which, or any interest of the Company in which, it shall have previously disposed of) and reduce the amount of the share capital by the nominal value of the shares so cancelled and the Board may take such steps as are requisite to enable the Company to carry out its obligations under that subsection without complying with sections ~~72~~ 84 and ~~73~~ 85 of the ~~1963~~ Act including passing resolutions in accordance with section ~~43(5~~1040(5) of the ~~1983~~ Act.

16.	Neither the acquisition by the Company otherwise than for valuable consideration of all or any of the euro deferred shares nor the redemption thereof nor the cancellation thereof by the Company in accordance with this Article shall constitute a variation or abrogation of the rights or privileges attached to the euro deferred shares, and accordingly the euro deferred shares or any of them may be so acquired, redeemed and cancelled without any such consent or sanction on the part of the holders thereof. The rights conferred upon the holders of the euro deferred shares shall not be deemed to be varied or abrogated by the creation of further shares ranking in priority thereto or pari passu therewith.

ISSUE OF WARRANTS

17.	~~The~~ To the extent permitted by the Act, the Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES

18.	~~Unless otherwise provided for by the Board or the rights attaching to or by the terms of issue of any particular Shares, or to the extent required by any Exchange, depository or any operator of any clearance or settlement system, no~~ Any person whose name is entered as a Member in the Register of Members shall be entitled upon request to receive a share certificate for ~~all~~ any Shares of ~~each~~ any class held by him or her (~~nor~~ or on transferring a part of holding, to a certificate for the balance).

19.	Any share certificate, if issued, shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the Seal and authorised signature(s) affixed by some method or system of mechanical process. In respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.

20.	If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS

21.	The Company shall maintain or cause to be maintained a Register of its Members in accordance with the ~~Companies Acts~~Act.

22.	If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register ~~or Registers~~ of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the ~~Companies Acts~~Act.

23.	The Company, or any agent(s) appointed by it to maintain the duplicate Register of Members in accordance with these Articles, shall as soon as practicable and on a regular basis record or procure the recording of, in the original Register of Members , all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the ~~Companies Acts~~Act.

24.	The Company shall not be bound to register more than four (4) persons as joint holders of any Share. If any Share shall stand in the names of two (2) or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES

25.	Subject to such of the restrictions of these Articles and to such of the conditions of issue or transfer as may be applicable, all transfers of Shares shall be effected by an instrument in writing (an “instrument of transfer”) in such form as the Board may approve. All such instruments of transfer must be left at the registered office or at such other place as the Board may specify and all such instruments of transfer shall be retained by the Company. ~~An instrument of transfer need not be executed by the transferee.~~

26.

26.1.	The instrument of transfer of any Share shall be executed by the transferor or alternatively for and on behalf of the transferor by the Secretary (or such other person as may be nominated by the Secretary for this purpose) on behalf of the Company, and the Company, the Secretary (or relevant nominee) shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company. An instrument of transfer need not be executed by the transferee save that if the share concerned (or one or more of the shares concerned) is not fully paid, the instrument shall be executed by or on behalf of the transferor and transferee. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred, details of the total consideration payable and the date of the agreement to transfer the Shares, shall, once executed in accordance with this Article, be deemed to be a proper instrument of transfer for the purposes of section ~~81~~ 94 of the ~~1963~~ Act.

26.2.	The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Board so determine.

26.3.	The Company, at its absolute discretion and insofar as the ~~Companies Acts~~ Act or any other applicable law permits, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those Shares and (iii) to claim a first and permanent lien on the Shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid.

26.4.

Notwithstanding the provisions of these Articles and subject to any regulations made under section ~~239~~ 1086 of the ~~1990 Act~~Act or the CA 1990 Regs, including any modification thereof or any regulations in substitution therefor made under the Act or otherwise, title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with section ~~239~~ 1086 of the ~~1990 Act~~ Act or the CA1990 Regs, including any modification thereof or any regulations ~~made thereunder~~in substitution therefor made under the Act or otherwise. The Board shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

27.	The Board may in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any Share unless:

27.1.	~~The~~ the instrument of transfer is fully and properly completed and is lodged with the Company accompanied by the certificate for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

27.2.	the instrument of transfer is in respect of only one class of Shares;

27.3.	a registration statement under the Securities Act of 1933 of the United States of America is in effect with respect to such transfer or such transfer is exempt from registration and, if requested by the Board, a written opinion from counsel reasonably acceptable to the Board is, obtained to the effect that such transfer is exempt from registration;

27.4.	the instrument of transfer is properly stamped (in circumstances where stamping is required);

27.5.	in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four;

27.6.	it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and

27.7.	it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

28.	If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.

29.	The Company shall not be obligated to make any transfer to an ~~infant~~ individual under 18 years of age or to a person in respect of whom an order has been made by a competent court or official on the grounds that he or she is or may be suffering from mental disorder or is otherwise incapable of managing his or her affairs or under other legal disability.

30.	Upon every transfer of Shares the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and subject to Article 18 a new certificate may be issued without charge to the transferee in respect of the Shares transferred to him or her, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to him or her without charge.

REDEMPTION AND REPURCHASE OF SHARES

31.	Subject to the provisions of Chapter 6 of Part ~~XI~~ 3 and Chapter 5 of Part 17 of the ~~1990~~ Act and the other provisions of this Article 31, the Company may:

31.1.	pursuant to section ~~207~~ 66(4) of the ~~1990~~ Act, issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Board;

31.2.	redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares and re-issue such treasury shares as Shares of any class or classes or cancel them;

31.3.	subject to or in accordance with the provisions of the ~~Companies Acts~~ Act and without prejudice to any relevant special rights attached to any class of Shares, pursuant to section ~~211~~ 105 and Chapter 5 of Part 17 of the ~~1990~~ Act, purchase any of its own Shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Members or Members of the same class) and may cancel any Shares so purchased or hold them as treasury shares (as defined by section ~~209~~ 106 of the ~~1990~~ Act) and may reissue any such Shares as Shares of any class or classes or cancel them; or

31.4.	pursuant to section ~~210~~ 83(3) of the ~~1990~~ Act, convert any of its Shares into Redeemable Shares provided that the total number of Shares which shall be redeemable pursuant to this authority shall not exceed the limit in section ~~210(4~~1071(1)(b) of the ~~1990~~ Act.

32.	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the ~~Companies Acts~~Act.

33.	The holder of the Shares being purchased shall be bound to deliver up to the Company at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him or her the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES

34.	If at any time the share capital of the Company is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied or abrogated with the consent in writing of the holders of three-quarters of all the votes of the issued Shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the Shares of that class.

35.	The provisions of these Articles relating to general meetings of the Company shall apply mutatis mutandis to every such general meeting of the holders of one class of Shares except that the necessary quorum shall be one or more persons holding or representing by proxy at least one-half of the issued and outstanding Shares of the class entitled to vote at the meeting in question.

36.	The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; or (iii) the creation or issue for value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them.

LIEN ON SHARES

37.	The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Board, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article 37. The Company’s lien on a Share shall extend to all monies payable in respect of it.

38.	The Company may sell in such manner as the Board determines any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen (14) clear days after notice demanding payment, and stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death ~~or~~ , bankruptcy , insolvency of the holder or otherwise by operation of any law or regulation (whether of Ireland or otherwise).

39.	To give effect to a sale, the Board may authorise some person to execute an instrument of transfer of the Share(s) sold to, or in accordance with, the directions of, the transferee. The transferee shall be entered in the Register as the holder of the Share(s) comprised in any such transfer and he or she shall not be bound to see to the application of the purchase monies nor shall his or her title to the Share be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

40.	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any monies not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.

41.	Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Members or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Member by the Company on, or in respect of, any Shares registered as mentioned above or for or on account or in respect of any Member and whether in consequence of:

a)	the death of such Member;

b)	the non-payment of any income tax or other tax by such Member;

c)	the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Member or by or out of his or her estate; or

d)	any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of Shares renders the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

41.1.	the Company shall be fully indemnified by such Member or his or her executor or administrator from all liability;

41.2.	the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Member for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Member under or in consequence of any such law, together with interest at the rate of fifteen percent (15%) per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;

41.3.	the Company may recover as a debt due from such Member or his or her executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and

41.4.	the Company may if any such money is paid or payable by it under any such law as referred to above refuse to register a transfer of any Shares by any such Member or his or her executor or administrator until such money and interest is set off or deducted as referred to above or in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.

Subject to the rights conferred upon the holders of any class of Shares, nothing in this Article 41 will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Member as referred to above (and, his or her executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

42.	Subject to the terms of allotment, the Board may make calls upon the Members in respect of any monies unpaid on their Shares and each Member (subject to receiving at least fourteen (14) clear days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his or her Shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part.

43.	A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

44.	A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the Share in respect of which the call is made.

45.	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

46.	If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the ~~Companies Acts~~Act) but the Board may waive payment of the interest wholly or in part.

47.	An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value by way of premium, shall be deemed to be a call and if it is not paid, the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

48.	Subject to the terms of allotment, the Board may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.

49.	The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies uncalled and unpaid upon any Shares held by him or her, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the Member paying such sum in advance.

FORFEITURE

50.	If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on him or her requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

51.	The notice shall state a further day (not earlier than the expiration of fourteen (14) clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed, the Shares in respect of which the call was made will be liable to be forfeited.

52.	If the requirements of any such notice as aforesaid are not complied with, then at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Board may accept a surrender of any Share liable to be forfeited hereunder.

53.	On the trial or hearing of any action for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

54.	A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal, such a Share is to be transferred to any person, the Board may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon he or she shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall his or her title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

55.	A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by him or her to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but his or her liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the Shares.

56.	A ~~statutory declaration or affidavit~~ statement in writing that the ~~declarant~~ maker of the statement is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the ~~declaration~~statement, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.

57.	The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

58.	The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

NON-RECOGNITION OF TRUSTS

59.	The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the ~~Companies Acts~~Act) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish to the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES

60.	If a Member dies, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he or she was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his or her interest in the Shares; but nothing herein contained shall release the estate of any deceased holder from any liability in respect of any Share which had been jointly held by him or her solely or jointly with other persons.

61.	A person becoming entitled to a Share in consequence of the death, bankruptcy, liquidation or insolvency of a Member, or otherwise becoming entitled to a Share by operation of any law, directive or regulation (whether of the State, the European Union, or any other jurisdiction) may elect, upon such evidence of title being produced as the Directors may reasonably require at any time and from time to time, and subject as further provided in this Article, either to become the holder of the Share or to have some person nominated by him or her registered as the transferee. If he or she elects to become the holder of the Share, he or she shall give notice to the Company to that effect and, where the Directors are satisfied with the evidence of title produced to them, they may register such persons as the holder of the Share, subject to the other provisions of these Articles and of the ~~Acts~~Act. If he or she elects to have another person registered he or she shall execute an instrument of transfer of the Share to that person. All of these Articles relating to the transfer of Shares shall apply to the notice or instrument of transfer as if it were an instrument of transfer executed by the Member and the event giving rise to the entitlement of the relevant person to the Shares had not occurred.

62.	A person becoming entitled to a Share by transmission shall have the rights to which he or she would be entitled if he or she were the holder of the Share (including, without limitation, the right to receive and give a valid discharge for any dividends, distributions or other moneys payable on or in respect of the Share), except that, before being registered as the holder of the Share he or she shall not be entitled in respect of it to receive notices of, or to attend or vote at any meeting of the Company or at any separate meeting of holders of any class of Shares in the Company, so, however, that the Directors, at any time, may give notice requiring any such person to elect either to be registered himself or herself to transfer the Share and, if the notice is not complied with within ninety (90) days, the Directors thereupon may withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCIATION;

CHANGE OF LOCATION OF REGISTERED OFFICE; AND

ALTERATION OF CAPITAL

63.	The Company may by Ordinary Resolution:

63.1.	divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

63.2.	increase the authorised share capital by such sum to be divided into Shares of such nominal value, as such Ordinary Resolution shall prescribe;

63.3.	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

63.4.	by subdivision of its existing Shares or any of them, divide the whole or any part of its share capital into Shares of smaller nominal value than is fixed by the Memorandum subject to section ~~68(1)(d~~83(1)(b) of the ~~1963~~ Act, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

63.5.	cancel any Shares that at the date of the passing of the relevant Ordinary Resolution have not been taken or agreed to be taken by any person; and

63.6.	subject to applicable law, change the currency denomination of its share capital.

64.	Subject to the provisions of the ~~Companies Acts~~Act, the Company may:

64.1.	by Special Resolution change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles;

64.2.	by Special Resolution , or as otherwise required or permitted by applicable law, including without limitation section 83 of the Act, reduce its issued share capital and any capital redemption reserve fund or any share premium account or undenominated capital account. In relation to such reductions, the Company may by Special Resolution (or as otherwise required or permitted by applicable law) determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected; and

64.3.	by resolution of the Directors, change the location of its registered office.

65.	Whenever as a result of an alteration or reorganisation of the share capital of the Company any Members would become entitled to fractions of a Share, the Board may, on behalf of those Members, sell the Shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those Members, and the Board may authorise any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his or her title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

66.	For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of section ~~121~~ 174 of the ~~1963~~ Act, that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole thirty (30) days in each year. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of, or to vote at, a meeting of Members, such Register of Members shall be so closed for at least five (5) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

67.	In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, and (b) for the purpose of determining the Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than sixty (60) days prior to the date of payment of such dividend or the taking of any action to which such determination of Members is relevant.

68.	If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles shall be the record date for such determination of Members. Where a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

GENERAL MEETINGS

69.	The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the ~~Companies Acts~~Act.

70.	The Board may, whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with, ~~section 132 of~~ the ~~1963~~ Act, convene a general meeting in the manner required by the ~~Companies Acts~~Act. All general meetings other than annual general meetings shall be called extraordinary general meetings.

71.	The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notice calling it. Not more than fifteen (15) months shall elapse between the date of one annual general meeting of the Company and that of the next. Each general meeting shall be held at such time and place as designated by the Board and as specified in the notice of meeting. Subject to section ~~140~~ 176 of the ~~1963~~ Act~~,~~ all general meetings may be held outside of Ireland.

72.	The Board may, in its absolute discretion, authorise the Secretary to postpone any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned under Article 70 or the postponement of which would be contrary to the ~~Companies Acts~~Act, law or a Court order pursuant to the ~~Companies Acts~~Act) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Articles.

NOTICE OF GENERAL MEETINGS

73.	Subject to the provisions of the ~~Companies Acts~~ Act allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by at least twenty-one (21) clear days’ notice and all other extraordinary general meetings shall be called by at least fourteen (14) clear days’ notice. Such notice shall state the date, time, place of the meeting and, ~~in the case of an extraordinary general meeting,~~ the general nature of the business to be considered. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day of the meeting and shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange.

74.	A general meeting of the Company shall, whether or not the notice specified in ~~this~~ Article ~~74~~73 has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or by their proxies.

75.	The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given in any manner permitted by these Articles to all Members other than such as, under the provisions hereof or the terms of issue of the Shares they hold, those who are not entitled to receive such notice from the Company.

76.	There shall appear with reasonable prominence in every notice of general meetings of the Company a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of him or her and that a proxy need not be a Member of the Company.

77.	The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

78.	In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS

~~79.~~	~~All business shall be deemed special that is transacted at an extraordinary general meeting, and also all business that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and Auditors, the election of Directors, the re-appointment of the retiring Auditors and the fixing of the remuneration of the Auditors.~~

79.	The business of annual general meetings shall include:

79.1.	the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the Auditors on those statements and that report;

79.2.	the review by the Members of the Company’s affairs;

79.3.	the declaration of a final dividend (if any) of an amount not exceeding the amount recommended by the Directors;

79.4.	the authorisation of the Directors to approve the remuneration of the Auditors (if any);

79.5.	the election and re-election of Directors; and

79.6.	the appointment or re-appointment of Auditors.

80.	No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy holding not less than a majority of the issued and outstanding ordinary shares of the Company entitled to vote at the meeting in question shall be a quorum.

81.	If within one hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the Members present shall be a quorum.

82.	If the Board wishes to make this facility available to Members for a specific or all general meetings of the Company, a Member may participate in any general meeting of the Company, by means of a telephone, video, electronic or similar communication equipment by way of which all persons participating in such meeting can communicate with each other simultaneously and instantaneously and such participation shall be deemed to constitute presence in person at the meeting.

83.	Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.

84.	The ~~Chairman~~Chairperson, or in his absence some other Director nominated by the Directors, shall preside at every general meeting of the Company, but if at any meeting neither the ~~Chairman~~Chairperson, nor such other Director is present within fifteen minutes after the time appointed for the holding of the meeting, or if none of them are willing to act as ~~Chairman~~Chairperson, the Directors present shall choose some Director present to be ~~Chairman~~Chairperson, or if no Director is present, or if all the Directors present decline to take the chair, the Members present shall choose some Member present to be ~~Chairman~~Chairperson.

85.	The ~~Chairman~~ Chairperson of the meeting may, with the consent of any general meeting duly constituted hereunder, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have been transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

86.	No business may be transacted at a general meeting of the Company or of any class of Members, other than business that is either proposed by or at the direction of the Board; proposed at the direction of a court of competent jurisdiction; proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with, the relevant provisions of the ~~Companies Acts~~ Act and, in respect of an annual general meeting only, these Articles; or the ~~Chairman~~ Chairperson determines in his or her absolute discretion that the business may properly be regarded as within the scope of the meeting. For business or nominations to be properly brought by a Member at any general meeting, the Member proposing such business must be a Member at the time of giving the notice provided for in Articles 73 to 78 and must be entitled to vote at such meeting and any proposed business must be a proper matter for Member action.

87.

87.1.	Subject to the ~~Companies Acts~~Act, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:

a)	it is specified in the notice of meeting;

b)	it is proposed by or at the direction of the Board;

c)	it is proposed at the direction of a court of competent jurisdiction;

d)	it is proposed pursuant to, and in accordance with, the procedures and requirements of Article ~~146~~147;

e)	it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with, section ~~132~~ 178(3) of the ~~1963~~ Act; or

f)	the ~~Chairman~~ Chairperson of the meeting in his or her absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

87.2.	No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the ~~Chairman~~ Chairperson of the meeting in his or her absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

87.3.	If the ~~Chairman~~ Chairperson of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his or her ruling. Any ruling by the ~~Chairman~~ Chairperson of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

88.

88.1.	For business to be properly requested by a Member to be brought before an annual general meeting, the Member must:

a)	be a Member of the Company at the time of the giving of the notice for such annual general meeting;

b)	be entitled to vote at such meeting; and

c)	have given timely and proper notice in writing to the Secretary in accordance with this Article 88.

88.2.	To be timely for an annual general meeting, a Member’s notice to the Secretary must be delivered to or mailed and received at the registered office of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual general meeting of Members (save that in the case of the Company’s first annual general meeting, references to the preceding year’s annual general meeting will be to the annual general meeting of Endo Health Solutions, Inc. held that preceding year); provided, however, that in the event that the annual general meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the Member , in order to be timely , must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual general meeting was mailed or such public disclosure of the date of the annual general meeting was made, whichever first occurs.

88.3.	To be in proper written form, a Member’s notice must set forth as to each matter such Member proposes to bring before the meeting:

88.3.1.	A brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend the Articles, the text of the proposed amendment) and the reasons for conducting such business at the meeting;

88.3.2.	As to the ~~member~~ Member giving notice:

(i)	the name and address, as they appear in the Register of Members, of such Member and any Member Associated Person covered by this Article 88.3.2(i) and Article 88.3.2(ii) below;

(ii)	(A) the class and number of Shares of the Company which are held of record or are beneficially owned by the Member and by any Member Associated Person with respect to the Company’s securities; (B) a description of any agreement, arrangement or understanding in connection with the proposal of such business between or among such Member and any Member Associated Person, any of their respective affiliates or associates, and any others (including their names) acting as a “group” (as such term is used in Rule 13d-5(b) under the Exchange Act) with any of the foregoing; (C) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned securities) that has been entered into, the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such Member or such Member Associated Person, with respect to shares of the Company; (D) a representation that the Member is a holder of Shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; (E) a representation whether the Member or the Member Associated Person, if any, intends or is part of a group which intends (x) to deliver a proxy statement and / or form of proxy to holders of at least the percentage of the Company’s outstanding Shares required to adopt the proposal and / or (y) otherwise to solicit proxies from Members in support of such proposal. If requested by the Company, the information required under clauses (A), (B) and (C) of the preceding sentence shall be supplemented by such Member and any Member Associated Person not later than ten days after the later of the record date for the meeting or the date notice of the record date is first publicly disclosed to disclose such information as of the record date; and

(iii)	any material interest of the Member or any Member Associated Person in such business.

The ~~Chairman~~ Chairperson shall have the power and duty to determine whether any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this Article, and if any proposed business is not in compliance with this Article 88, to declare that such defective proposal shall be disregarded. The ~~Chairman~~ Chairperson shall, if the facts reasonably warrant, refuse to acknowledge that a proposal that is not made in compliance with the procedure specified in this Article, and any such proposal not properly brought before the meeting, be considered.

89.	Except where a greater majority is required by the ~~Companies Acts~~ Act or these Articles, any question proposed for a decision of the Members at any general meeting of the Company or a decision of any class of Members at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.

90.	At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll. The Board or the ~~Chairman~~ Chairperson may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.

91.	A poll demanded on the election of the ~~Chairman~~ Chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time, not being more than ten days from the date of the meeting or adjourned meeting at which the vote was taken, as the ~~Chairman~~ Chairperson of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

92.	No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll, a Member entitled to more than one vote need not use all his or her votes or cast all the votes he or she uses in the same way.

93.	If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic submission or telephonic has been authorised by the Member or proxy.

94.

The Board may, and at any general meeting, the ~~Chairman~~ Chairperson of such meeting may make such arrangement and impose any requirement or restriction it or he or she considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the ~~Chairman~~ Chairperson of such meeting are entitled to refuse entry to a person who refuses to comply with such arrangements, requirements or restrictions.

95.	Subject to ~~section 141~~ the provisions of the ~~1963~~ Act, a resolution in writing signed by all of the Members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the ~~1963~~ Act. Any such resolution shall be served on the Company.

VOTES OF MEMBERS

96.	Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member of record present in person or by proxy shall have one vote for each Share registered in his or her name in the Register of Members.

97.	In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

98.	A Member of unsound mind, a Member who has made an enduring power of attorney, or in respect of whom an order has been made by any court, having jurisdiction in ~~lunacy~~cases of unsound mind, may vote by his or her committee, donee of an enduring power of attorney, receiver, ~~curator bonis,~~ guardian or other person ~~in the nature of a committee, receiver or curator bonis~~ appointed by ~~that~~ the foregoing court, and any such committee, donee of an enduring power of attorney, receiver, ~~curator bonis~~ guardian or other ~~persons~~ person appointed by the foregoing court may vote by proxy.

99.	No Member shall be entitled to vote at any general meeting unless he or she is registered as a Member on the record date for such meeting.

100.	No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the ~~Chairman~~ Chairperson of the general meeting whose decision shall be final and conclusive.

101.	Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint a proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.

PROXIES AND CORPORATE REPRESENTATIVES

102.

102.1.	Every Member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his or her behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy or corporate representative shall be in such form and may be accepted by the Company at such place and at such time as the Board or the Secretary shall from time to time determine, subject to applicable requirements of the United States Securities and Exchange Commission and the Exchange on which the Shares are listed. No such instrument appointing a proxy or corporate representative shall be voted or acted upon after two (2) years from its date.

102.2.	Without limiting the foregoing, the Board may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. For the avoidance of doubt, such appointments of proxy made by electronic or internet communications (as permitted by the Board or the Secretary) would be deemed to be deposited at the place specified for such purpose once received by the Company. The Board may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as ~~received by the Company~~deposited at the place specified for such purpose. The Board may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member.

103.

Any body corporate which is a Member of the Company may authorise such person or persons as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he or she represents as that body corporate could exercise if it were an individual Member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person or persons to act as the representative of the relevant body corporate.

104.	An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

105.	Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Member from attending and voting at the meeting or at any adjournment thereof which attendance and voting will automatically cancel any proxy previously submitted.

106.	An appointment of proxy shall be valid, unless the contrary is stated therein, for any adjournment of the meeting as well as for the meeting to which it relates.

107.

107.1.	A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the Share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no direction in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, ~~at least one hour~~ before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts.~~; PROVIDED, HOWEVER, that where such direction is given in electronic form, it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting~~

107.2.	The Board may send, at the expense of the Company, by post, electronic mail or otherwise, to the Members, forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS

108.	Unless otherwise determined by the Company by Ordinary Resolution, the number of Directors on the Board shall be not less than five (5) nor more than twelve (12). The exact number of Directors shall be fixed from time to time by resolution of the Board.

109.	The remuneration to be paid to the Directors shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other.

110.	The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his or her remuneration as a Director.

111.	Members of special or standing committees may be allowed like compensation for attending committee meetings.

DIRECTORS’ AND OFFICERS’ INTERESTS

112.	A Director or an officer of the Company who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with section ~~194~~ 231 of the ~~1963~~ Act, declare the nature of his or her interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that he or she is or has become so interested or (b) by providing a general notice to the Directors declaring that he or she is a Director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.

113.	A Director may hold any other office or place of profit under the Company (other than the office of its Auditors) in conjunction with his or her office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine. Nothing in Section 228(1)(e) of the Act shall restrict a director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each Director to obtain the prior approval of the Board, before entering into any commitment permitted by Sections 228(1)(e)(ii) and 228(2) of the Act.

114.	A Director is expressly permitted (for the purposes of section 228(1)(d) of the Act) to use the property of the Company pursuant to or in connection with: the exercise or performance of his duties, functions and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director’s own benefit or for the benefit of another person.

115.	~~114.~~A Director may act by himself or herself or by his or her firm in a professional capacity for the Company (other than as its Auditors) and he or she or his or her firm shall be entitled to remuneration for professional services as if he or she were not a Director.

116.	~~115.~~A Director may be or become a Director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of any other company or otherwise interested in any company promoted by the Company or in which the Company may be interested as Member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a Director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of such other company; provided that he or she has declared the nature of his or her position with, or interest in, such company to the Board in accordance with Article 112 and this has been approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

117.	~~116.~~No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:

117.1.	~~116.1.~~he has declared the nature of his or her interest in such contract or transaction to the Board in accordance with Article 112; and

117.2.	~~116.2.~~the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

118.	~~117.~~A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which he or she is interested and he or she shall be at liberty to vote in respect of any contract, transaction or arrangement in which he or she is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him or her in accordance with Article 112, at or prior to its consideration and any vote thereon.

119.	~~118.~~For the purposes of Article 112:

119.1.	~~118.1~~.a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

119.2.	~~118.2~~.an interest of which a Director has no knowledge and of which it is unreasonable to expect him or her to have knowledge shall not be treated as an interest of his or hers; and

119.3.	~~118.3~~.a copy of every declaration made and notice given under Article 112 shall be entered within three (3) days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, the Auditors or Member of the Company at the registered office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

POWERS AND DUTIES OF DIRECTORS

120.

~~119.~~The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the ~~Companies Acts~~ Act or by

these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the ~~Companies Acts~~Act. No resolution made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.

121.	~~120.~~The Board shall have the power to appoint and remove officers on such terms as the Board sees fit and to give such titles and delegate such responsibilities to those executives as it sees fit.

122.	~~121.~~The Company may exercise the powers conferred by ~~section 41~~ Section 44 of the ~~1963~~ Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

123.	~~122.~~Subject as otherwise provided with these Articles, the Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Director or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.

124.	~~123.~~All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

125.	~~124.~~The Directors may from time to time authorise such person or persons as they see fit to perform all acts, including without prejudice to the foregoing, to effect a transfer of any Shares, bonds, or other evidences of indebtedness or obligations, subscription rights, warrants, and other securities in another body corporate in which the Company holds an interest and to issue the necessary powers of attorney for the same; and each such person is authorised on behalf of the Company to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers and releases with respect thereto, or to cause any such action to be taken.

126.	~~125.~~The Board may exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

127.	~~126.~~The Directors may procure the establishment and maintenance of or participate in, or contribute to, any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding Company and the wives, husbands, widows, widowers, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well-being of the Company or of any such other company as aforesaid or its Members, and payments for or towards the issuance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by him or her under this Article ~~126~~127, subject only, where the ~~Companies Acts require~~Act requires, to disclosure to the Members and the approval of the Company in general meeting.

128.	~~127.~~The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the specific delegation provisions contained in the Articles shall not limit the general powers conferred by these Articles.

MINUTES

129.	~~128.~~The Board shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Board, all resolutions and proceedings at meetings of the Company or the holders of any class of Shares, of the Directors and of committees of Directors, including the names of the Directors present at each meeting.

DELEGATION OF THE BOARD’S POWERS

130.

~~129.~~The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors. The Board may also delegate to any Director, officer or member of the management of the Company or any of its subsidiaries such of its powers as it considers desirable to be exercised by him or her. The Board may also designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of the Board shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying. Each committee shall keep regular minutes and report to the Board when required.

131.	~~130.~~The Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

132.	~~131.~~The Board may, by power of attorney or otherwise, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him or her.

~~CHAIRMAN~~ CHAIRPERSON AND EXECUTIVE OFFICERS

133.	~~132.~~The Board may elect any Director as ~~Chairman~~ Chairperson of the Board and determine the period for which he or she is to hold office.

134.	~~133.~~In addition to the ~~Chairman~~Chairperson, the Directors and the Secretary, the Company may have such officers as the Board may from time to time determine and, without limitation to the foregoing, may appoint any person (whether or not a Director) to fill the position of chief executive officer.

135.	~~134.~~The use of the word “officer” (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an “officer” of the Company within the meaning of the ~~Companies Acts~~Act.

PROCEEDINGS OF DIRECTORS

136.	~~135.~~Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote.

137.	~~136.~~Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.

138.	~~137.~~A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least 24 hours’ notice in writing to every Director, which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held and provided further if notice is given in person, by telephone, cable, telex, telecopy or email, the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by any person entitled to receive notice, shall not invalidate the proceedings of that meeting.

139.	~~138.~~The quorum necessary for the transaction of the business of the Board may be fixed by the Board from time to time and unless so fixed shall be a majority of the Directors in office. If a quorum shall not be present at any meeting of the Board, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

140.	~~139.~~The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

141.

~~140.~~Any casual vacancy shall only be filled by decision of a majority of the Board then in office, provided that a quorum is present. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his or her predecessor. Any vacancy on the Board, including a vacancy that results from an increase in the number of Directors or from the death, resignation, retirement, disqualification or removal of a Director, shall be deemed a casual vacancy.

142.	~~141.~~If no ~~Chairman~~ Chairperson is elected, or if at any meeting the ~~Chairman~~ Chairperson is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be the ~~Chairman~~ Chairperson of the meeting.

143.	~~142.~~All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

144.	~~143.~~Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the telephone call or similar communication was initiated.

145.	~~144.~~A resolution in writing (in one or more counterparts), signed by all the Directors for the time being or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors or committee as the case may be duly convened and held.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

146.	~~145.~~The office of a Director shall be vacated ipso facto:

146.1.	~~145.1.~~if he or she resigns his or her office, on the date on which notice of his or her resignation is delivered to the registered office or tendered at a meeting of the Board or on such later date as may be specified in such notice; or

146.2.	~~145.2.~~on him or her being prohibited by law from being a Director; or

146.3.	~~145.3.~~on him or her ceasing to be a Director by virtue of any provision of the ~~Companies Acts~~Act.

APPOINTMENT, ROTATION, REMOVAL AND NOMINATION OF DIRECTORS

147.	~~146.~~

147.1.	~~146.1.~~No person shall be appointed a Director, unless nominated in accordance with the provisions of this Article ~~146~~147. Nominations of persons for election to the Board at a general meeting may be made:

(a)	by the affirmative vote of the Board;

(b)	with respect to election at an annual general meeting, by any Member who holds ordinary Shares or other Shares carrying the general right to vote at general meetings of the Company, who is a Member at the time of the giving of the notice provided for in Article ~~146.2~~ 147.2 and at the time of the relevant annual general meeting, and who timely complies with the notice procedures set forth in this Article ~~146~~147; and

(c)	with respect to election at an extraordinary general meeting requisitioned in accordance with section ~~132~~ 178(3) of the ~~1963~~ Act, by a Member or Members who hold ordinary Shares or other Shares carrying the general right to vote at general meetings of the Company and who make such nomination in the written requisition of the extraordinary general meeting in accordance with these Articles and the ~~Companies Acts~~ Act relating to nominations of Directors and the proper bringing of special business before an extraordinary general meeting,

(sub-clauses (b) and (c) being the exclusive means for a Member to make nominations of persons for election to the Board).

147.2.	~~146.2.~~For nominations of persons for election as Directors at an annual general meeting to be timely, a Member’s notice must comply with the requirements of Article 88.2.

147.3.	~~146.3.~~To be in proper written form, a Member’s notice for nomination(s) of person(s) for election must in addition to any other applicable requirements set forth:

(a)	as to each person whom the Member proposes to nominate for election or re-election as a Director:

(i)	the name, age, business address and residence address of such person;

(ii)	the principal occupation or employment of such person;

(iii)	the class and number of Shares of which are beneficially owned by such person in the Company and any other direct or indirect pecuniary or economic interest in any Shares of the Company of such person, including, without limitation, any derivative instrument, swap, option, warrant, short interest, hedge or profit sharing arrangement; and

(iv)	any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to section 14 of the Exchange Act, and the rules and regulations promulgated thereunder (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected),

(b)	~~(a)~~as to the Member giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

(i)	the name and address, as they appear on the Company’s Register of Members, of such Member, and of such beneficial owner;

(ii)	the class and number of Shares in the Company which are beneficially owned by such Member and such beneficial owner and any other direct or indirect pecuniary or economic interest in any capital Shares of the Company of such Member and such beneficial owner, including, without limitation, any derivative instrument, swap, option, warrant, short interest, hedge or profit sharing arrangement;

(iii)	a description of any arrangements or understandings between such Member and each proposed nominee and any other person (including their names) pursuant to which the nomination(s) are to be made by such Member and such beneficial owner;

(iv)	a representation that such Member intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

~~(v)~~(v)	any other information relating to such Member and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors, or may otherwise be required, in each case pursuant to section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

147.4.	~~146.4.~~Notwithstanding the foregoing provisions of this Article ~~146~~147, unless otherwise required by law, if the Member (or a qualified representative of the Member) does not appear at the meeting of Members of the Company to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company.

147.5.	~~146.5.~~The ~~Chairman~~ Chairperson of the meeting shall determine whether a nomination was not made in accordance with the procedures prescribed by these Articles, and if he or she should so determine, he or she shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

147.6.	~~146.6.~~The Company may require any proposed nominee to furnish such other information as it may reasonably require, including the completion of any questionnaires to determine the eligibility of such proposed nominee to serve as a Director of the Company and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors.

148.	~~147.~~At every annual general meeting of the Company, all of the Directors shall retire from office unless re-elected by Ordinary Resolution at the annual general meeting. A Director retiring at a meeting shall retain office until the close of that meeting (including any adjournment thereof).

149.	~~148.~~Every Director shall be eligible to stand for re-election at an annual general meeting.

150.	~~149.~~If a Director offers himself for re-election, he shall be deemed to have been re-elected, unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated.

151.	~~150.~~The Company may, by Ordinary Resolution, of which ~~extended~~ notice has been given in accordance with section ~~142~~ 146 of the ~~1963~~ Act, remove any Director before the expiration of his or her period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him or her and the Company.

152.	~~151.~~The Company may, by Ordinary Resolution, appoint another person in place of a Director removed from office under Article ~~147~~ 151 and without prejudice to the powers of the Directors under Article 108, the Company in general meeting by Ordinary Resolution may appoint any person to be a Director either to fill a casual vacancy or as an additional Director, subject to the maximum number of Directors set out in Article 108.

153.	~~152.~~Notwithstanding any other provision of these Articles, the Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed the number fixed by or in accordance with these Articles as the maximum number of Directors. A Director so appointed shall hold office only until the next following annual general meeting. If not reappointed at such annual general meeting, such Director shall vacate office at the conclusion thereof.

ALTERNATE DIRECTORS

154.	~~153.~~

154.1.	~~153.1.~~Any Director may appoint by writing under his or her hand one or more persons (including another Director) to be his or her alternate provided always that no such appointment of any person(s) other than a Director as an alternate shall be operative unless and until such appointment(s) shall have been approved by resolution of the Directors.

154.2.	~~153.2.~~An alternate Director shall be entitled, subject to him or her giving to the Company an address, to receive notices of all meetings of the Directors and of all meetings of committees of Directors of which his or her appointor is a member, to attend and vote at any such meeting at which the Director appointing him or her is not personally present and in the absence of his or her appointor to exercise all the powers, rights, duties and authorities of his or her appointor as a Director (other than the right to appoint an alternate hereunder).

154.3.	~~153.3.~~Save as otherwise provided in these Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his or her own acts and defaults and he or she shall not be deemed to be the agent of the Director appointing him or her. The remuneration of any such alternate Director shall be payable out of the remuneration paid to the Director appointing him or her and shall consist of such portion of the last mentioned remuneration as shall be agreed between the alternate and the Director appointing him or her.

154.4.	~~153.4.~~A Director may revoke at any time the appointment of any alternate appointed by him or her. If a Director shall die or cease to hold the office of Director, the appointment of his or her alternate shall thereupon cease and determine but if a Director retires by rotation or otherwise but is reappointed or deemed to have been reappointed at the meeting at which he or she retires, any appointment of an alternate Director made by him or her which was in force immediately prior to his or her retirement shall continue after his or her re-appointment.

154.5.	~~153.5.~~Any appointment or revocation pursuant to this Article ~~153~~ 154 may be sent by delivery, post, cable, commercial courier, telegram, telex, telefax, electronic mail or any other means of communication approved by the Directors and may bear a printed or facsimile signature of the Director making such appointment or revocation or in any other manner approved by the Directors.

SECRETARY

155.	~~154.~~The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as the Board sees fit and any Secretary so appointed may be removed by the Board at any time.

156.	~~155.~~The duties of the Secretary shall be those prescribed by the ~~Companies Acts~~Act, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Members and the Board of the Company, and committees, and the authentication of records of the Company.

157.	~~156.~~A provision of the ~~Companies Acts~~ Act or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

SEAL

158.	~~157.~~The Company may, if the Board so determines, have a Seal (including any official seals kept pursuant to the ~~Companies Acts~~Act) which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that regard and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or some other person authorised by the Board, either generally or specifically, for the purpose.

159.	~~158.~~The Company may have for use in any place or places outside Ireland, a duplicate Seal or Seals each of which shall be a duplicate of the Seal of the Company except, in the case of a seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word “Securities” and if the Board so determines, with the addition on its face of the name of every place where it is to be used.

DIVIDENDS, DISTRIBUTIONS AND RESERVES

160.	~~159.~~The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Board. Any general meeting declaring a dividend and any resolution of the Directors declaring an interim dividend may direct payment of such dividend or interim dividend wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Board shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Board.

161.	~~160.~~Subject to the ~~Companies Acts~~Act, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares outstanding and authorise payment of the same out of the funds of the Company lawfully available therefore and in any currency chosen at its discretion.

162.	~~161.~~The Board may, before declaring any dividends or distributions, set aside such sums as it thinks proper as a reserve or reserves which shall at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to ~~divide~~dividend.

163.	~~162.~~No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of ~~Part IV~~ section 117 of the ~~1983~~ Act.

164.	~~163.~~Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares, they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.

165.	~~164.~~The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by him or her to the Company in relation to his or her Shares.

166.	~~165.~~The Board or any general meeting declaring a dividend (upon the recommendation of the Board), may direct that any dividend or distribution be paid wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures, or debenture stock or similar instrument of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Board may settle the same as it thinks expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Board.

167.	~~166.~~Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

168.	~~167.~~No dividend or distribution shall bear interest against the Company.

169.	~~168.~~If the Directors so resolve, any dividend which has remained unclaimed for six (6) years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other monies payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.

CAPITALISATION

170.	~~169.~~Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Board’s authority to issue and allot Shares under Articles ~~6~~7 and ~~7~~8, the Board may:

170.1.	~~169.1.~~resolve to capitalise an amount standing to the credit of reserves (including a share premium account, undenominated capital account, capital redemption reserve and profit and loss account), whether or not available for distribution;

170.2.	~~169.2.~~appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Members (or as the Board may direct) in those proportions, or partly in one way and partly in the other, but the share premium account, undenominated capital account, the capital redemption reserve and profits that are not available for distribution may, for the purposes of this Article ~~169~~170, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;

170.3.	~~169.3~~.make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions, the Board may deal with the fractions as it thinks fit;

170.4.	~~169.4.~~authorise a person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members; and

170.5.	~~169.5.~~generally do all acts and things required to give effect to the resolution.

~~ACCOUNTS~~

ACCOUNTING RECORDS

171.	~~170.~~The Board shall cause to be kept ~~proper books of account~~accounting records, whether in the form of documents, electronic form or otherwise, that:

171.1.	~~170.1.~~correctly record and explain the transactions of the Company;

171.2.	~~170.2.~~will at any time enable the financial position of the Company to be determined with reasonable accuracy;

171.3.	~~170.3.~~will enable the Board to ensure that any balance sheet, profit and loss account or income and expenditure account of the Company complies with the requirements of the ~~Companies Acts~~Act;

171.4.	~~170.4.~~will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and

171.5.	~~170.5.~~will enable the accounts of the Company to be readily and properly audited.

172.	~~171.Books of account~~ Accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its Members.

173.	~~172.~~The ~~books of account~~ accounting records shall be kept at the registered office of the Company or, subject to the provisions of the ~~Companies Acts~~Act, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

174.	~~173.Proper books~~ Accounting records shall not be deemed to be kept as required by Articles ~~170 to 172~~171 to 173, if there are not kept such ~~books of account~~ accounting records as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

175.	~~174.~~In accordance with the provisions of the ~~Companies Acts~~Act, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

176.

~~175.~~A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one (21) clear days before the date of the annual general meeting, to every person entitled under the provisions of the ~~Companies Acts~~ Act to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the Address of the recipient notified to the Company by the recipient for such purposes.

AUDIT

177.	~~176.~~Auditors shall be appointed and their duties regulated in accordance with ~~sections 160 to 163~~ Chapter 18 of the ~~1963~~ Act or any statutory amendment thereof, any other applicable law and such requirements not inconsistent with the ~~Companies Acts~~ Act as the Board may from time to time determine.

NOTICES

178.	~~177.~~Any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).

178.1.	~~177.1.~~A notice or document to be given, served, sent or delivered in pursuance of these Articles, and the annual report of the Company, may be given to, served on or delivered to any Director, Member or committee member by the Company:

(a)	by handing same to their authorised agent;

(b)	by delivering same to their registered address;

(c)	by sending same by the post in a pre-paid cover addressed to their registered address; or

(d)	by sending, with the consent of the Director, Member or committee member to the extent required by law, same by means of electronic mail or other means of electronic communication approved by the Directors, to the Address of the Director, Member or committee member notified to the Company by the Director, Member or committee member for such purpose (or if not so notified, then to the Address of the Director, Member or committee member last known to the Company).

178.2.	~~177.2.~~For the purposes of these Articles and the ~~Companies~~ Act, a document shall be deemed to have been sent to a Director, Member or committee member if a notice is given, served, sent or delivered to the Director, Member or committee member and the notice specifies the website or hotlink or other electronic link at or through which the Director, Member or committee member may obtain a copy of the relevant document.

178.3.	~~177.3.~~Where a notice or document is given, served or delivered pursuant to sub-paragraph ~~177.1(a~~178.1(a) or ~~177.1(b~~178.1(b) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Director, Member or committee member or his or her authorised agent, or left at his or her registered Address (as the case may be).

178.4.	~~177.4.~~Where a notice or document is given, served or delivered pursuant to sub-paragraph ~~177.1(c~~178.1(c) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four (24) hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

178.5.	~~177.5.~~Where a notice or document is given, served or delivered pursuant to sub-paragraph ~~177.1(d~~178.1(d) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of forty-eight (48) hours after despatch.

178.6.	~~177.6.~~Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Member shall be bound by a notice given as aforesaid if sent to the last registered Address of such Member, or, in the event of notice given or delivered pursuant to sub-paragraph ~~177.1(d~~178.1(d), if sent to the Address notified by the Company by the Member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Member.

178.7.	~~177.7.~~Notwithstanding anything contained in this Article, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.

178.8.

~~177.8.~~Any requirement in these Articles for the consent of a Member in regard to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s annual report, ~~audited accounts~~ statutory financial statements and the Directors’ and auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the Member informing him or her of its intention to use electronic communications for such purposes and the Member has not, within four (4) weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, his/her consent to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, she/he may revoke such consent at any time by requesting the Company to communicate with him or her in documented form; provided, however, that such revocation shall not take effect until five (5) days after written notice of the revocation is received by the Company.

178.9.	~~177.9.~~Without prejudice to the provisions of sub-paragraphs ~~177.1(a~~178.1(a) and ~~177.1(b~~178.1(b) of this Article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all Members entitled thereto at noon (New York time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. A “public announcement” shall mean disclosure in a press release reported by a financial news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

179.	~~178.~~Notice may be given by the Company to the joint holders of a Share by giving the notice to the joint holder whose name stands first in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint holders.

180.	~~179.~~

180.1.	~~179.1.~~Every person who becomes entitled to a Share shall before his or her name is entered in the Register in respect of the Share, be bound by any notice in respect of that Share which has been duly given to a person from whom he or she derives his or her title.

180.2.	~~179.2.~~A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

181.	~~180.~~The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

182.	~~181.~~A Member present, either in person or by proxy, at any meeting of the Company or the holders of any class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

UNTRACED HOLDERS

183.	~~182.~~

183.1.	~~182.1.~~The Company shall be entitled to sell at the best price reasonably obtainable, any Share or stock of a Member or any Share or stock to which a person is entitled by transmission if and provided that:

(a)	for a period of six (6) years (not less than three (3) dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Member or to the person entitled by transmission to the Share or stock at his or her address on the Register or other than the last known address given by the Member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission; and

(b)	at the expiration of the said period of six (6) years the Company has given notice by advertisement in a leading newspaper circulating in the area in which the address referred to in paragraph (a) of this Article is located of its intention to sell such Share or stock; and

(c)	the Company has not during the further period of three (3) months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Member or person entitled by transmission.

183.2.

~~182.2.~~To give effect to any such sale, the Company may appoint any person to execute as transferor an instrument of transfer of such Share or stock and such instrument of transfer shall be as effective as if it had been executed by the Member or person entitled by transmission to such Share or stock. The Company shall account to the Member or other person entitled to such Share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

DESTRUCTION OF DOCUMENTS

184.	~~183.~~Former shareholders of Paladin Labs Inc. (“Paladin”) who do not deliver their Paladin share certificates and all other required documentation to Paladin’s exchange agent on or before the second anniversary of the completion of the Company’s indirect acquisition of Paladin (the “Paladin Acquisition”) may in the absolute discretion of the Board, have their relevant Shares repurchased by the Company for nil consideration in accordance with the procedures set out in Article 31.3 and thereafter shall cease to have a claim or interest of any kind or nature as a Member and shall lose their right to receive any dividend or other distribution declared by the Company with respect to his or her relevant Shares after the completion of the Paladin Acquisition.

185.	~~184.~~The Company may destroy:

185.1.	~~184.1.~~any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two (2) years from the date such mandate variation, cancellation or notification was recorded by the Company;

185.2.	~~184.2.~~any instrument of transfer of Shares which has been registered, at any time after the expiry of six (6) years from the date of registration; and

185.3.	~~184.3~~.any other document on the basis of which any entry in the Register was made, at any time after the expiry of six (6) years from the date an entry in the Register was first made in respect of it;

185.4.	~~184.4.~~and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(a)	the foregoing provisions of this Article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(b)	nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(c)	references in this Article to the destruction of any document include references to its disposal in any manner.

WINDING UP

186.	~~185.~~If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the Shares held by them respectively. And if in a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said Shares held by them respectively. Provided that this Article shall not affect the rights of the Members holding Shares issued upon special terms and conditions.

186.1.	~~185.1.~~In case of a sale by the liquidator under section ~~260~~ 601 of the ~~1963~~ Act, the liquidator may by the contract of sale agree so as to bind all the Members, for the allotment to the Members directly, of the proceeds of sale in proportion to their respective interests in the Company and may further, by the contract, limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said section.

186.2.	~~185.2.~~The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

187.	~~186.~~If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the ~~Companies Acts~~Act, may divide amongst the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he or she determines, but so that no Member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

188.	~~187.~~

188.1.	~~187.1.~~Subject to the provisions of, and so far as may be permitted by, the ~~Companies Acts~~Act, every Director and Secretary shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgement is given in his or her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his or her part) or in which he or she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

188.2.	~~187.2.~~As far as permissible under the ~~Companies Acts~~Act, the Company shall indemnify any current or former executive or officer of the Company (excluding any Directors or Secretary) or any person who is serving or has served at the request of the Company as a Director, executive, officer or trustee of another company, joint venture, trust or other enterprise against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, to which he or she was, is, or is threatened to be, made a party by reason of the fact that he or she is or was such a Director, executive, officer or trustee, provided always that the indemnity contained in this Article ~~187.2~~ 188.2 shall not extend to any matter which would render it void pursuant to the ~~Companies Acts~~Act.

188.3.	~~187.3.~~In the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Company, the Company shall indemnify each person indicated in Article ~~187.2~~ 188.2 against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company unless and only to the extent that the Court or the Court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court shall deem proper.

188.4.	~~187.4.~~As far as permissible under the ~~Companies Acts~~Act, expenses, including attorneys’ fees, incurred in defending any action, suit or proceeding referred to in Articles ~~187.2~~ 188.2 and ~~187.3~~ 188.3 may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorised by the Board in the specific case upon receipt of an undertaking by or on behalf of the Director, executive, officer or trustee, or other indemnitee to repay such amount, unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorised by these Articles.

188.5.	~~187.5.~~It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, Articles, any agreement, any insurance purchased by the Company, any vote of Members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a Director, executive, officer or trustee. As used in this Article ~~187.5~~188.5, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director, executive, officer or trustee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

188.6.	~~187.6.~~The Directors shall have power to purchase and maintain for any Director, the Secretary or other officers or employees of the Company insurance against any such liability as referred to in section ~~200~~ 235 of the ~~1963~~ Act.

188.7.	~~187.7.~~The Company may additionally indemnify any employee or agent of the Company or any Director, executive, officer, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

FINANCIAL YEAR

189.	~~188.~~The financial year of the Company shall be as prescribed by the Board from time to time.

SHAREHOLDER RIGHTS PLAN

190.	~~189.~~The Board is hereby expressly authorised to adopt any shareholder rights plan, upon such terms and conditions as the Board deems expedient and in the best interests of the Company, subject to applicable law.

We, the corporate body whose name and address is subscribed, wish to be formed into a company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the Company set opposite our respective names.

Name, Address and Description of the Subscriber	Number of shares taken by the Subscriber

For and on behalf of
Goodbody Subscriber One Limited IFSC, North Wall Quay, Dublin 1	One Ordinary Share of EUR€1.00 each

Limited Liability Company

For and on behalf of
Goodbody Subscriber Two Limited IFSC, North Wall Quay, Dublin 1	One Ordinary Share of EUR€1.00 each

Limited Liability Company

Total Number of Shares Taken: 2

Dated

Witness to the above signature:

Name:

Address:

Occupation:

ANNEX 2—OPTIONAL PROVISIONS FROM WHICH THE COMPANY PROPOSES TO OPT-OUT & ADMINISTRATIVE AMENDMENTS TO THE ARTICLES OF ASSOCIATION

Part I

Summary of Optional Provisions in the Companies Act 2014 From Which the Company Proposes to Opt-Out

Sections of the Companies Act 2014 from which the Company proposes to opt-out	Relevant section of current Articles of Association	Company’s reason for opting-out of the section
43(2) and 43(3)	157 and 158	Sections 43(2) and 43(3) deal with the use of the common seal of a company. We propose to opt-out of these sections as such matters are already provided for in Articles 157 and 158.
65(2) to 65(7)	Not applicable	Sections 65(2) to 65(7) deal with the power of a company to convert shares into stock and reconvert stock into shares. We propose to opt-out of these sections as they are not contemplated in the Company’s existing Articles of Association and the intention is to preserve the status quo.
77 to 81	37 to 58	Sections 77 to 81 deal with the making of calls in respect of unpaid amounts due on shares issued by a company, liens on shares and forfeiture of shares. We propose to opt-out of these sections as such matters are already provided for in Articles 37 to 58.
94(1)	25 to 30	Section 94(1) deals with transfers of shares and debentures. We propose to opt-out of this section as such matter is already provided for in Articles 25 to 30.
95(1)	25 to 30	Section 95(1) deals with restrictions on the transfer of shares. We propose to opt-out of this section as such matter is already provided for in Articles 25 to 30.
96	60 to 62	Section 96 deals with transmission of shares in a company. We propose to opt-out of these sections as such matter is already provided for in Articles 60 to 62.
124 and 125	159 to 168	Sections 124 and 125 deal with the declaration and payment of dividends by a company. We propose to opt-out of these sections as such matters are already provided for in Articles 159 to 168.
126	169	Section 126 deals with the capitalization of a company’s reserves for the purposes of making bonus issues of shares. We propose to opt-out of this section as such matter is already provided for in Article 169.
144(3) and (4)	146 to 152	Sections 144(3) and (4) deal with the appointment of directors. We propose to opt-out of these sections as such matter is already provided for in Articles 146 to 152.
148(2)	145	Section 148(2) deals with how the office of a director may be vacated before the end of the appointed term. We propose to opt-out of this section as such matter is already provided for in Article 145.
158 to 165 (excluding 161(7) which is not applicable to the Company)	119 to 144 and 153	Sections 158 to 165 deal with a board’s power of management and delegation, the appointment of a managing director, the establishment of board committees, matters relating to board procedure and the appointment of alternate directors. We propose to opt-out of these sections as such matters are already provided for in Articles 119 to 144 and 153.
180(5), 181(1) and 181(6)	177 to 181	Sections 180(5), 181(1) and 181(6) deal with how notices of general meetings are given and who is entitled to receive such notices. We propose to opt-out of these sections as such matter is already provided for in Articles 177 to 181.
182(2) and 182(5)	80 and 81	Sections 182(2) and 182(5) deal with the quorum requirements for a general meeting of a company. We propose to opt-out of these sections as such matters are already provided for in Articles 80 and 81.
183(3)	102(1)	We propose to opt-out of Section 183(3) as the appointment of multiple proxies is expressly permitted by Article 102(1).
186(c)	79	Section 186(c) deals with the business of the annual general meeting. We propose to opt-out of this section as the business of the annual general meeting is already provided for in Article 79.
187 and 188	79 to 101	Sections 187 and 188 deal with the conduct of general meetings and voting at such meetings. We propose to opt-out of these sections as such matters are already provided for in Articles 79 to 101.
218(3), (4) and (5)	177 to 181	Sections 218(3), (4) and (5) deal with the service of notice on members of a company. We propose to opt-out of this section as such matter is already provided for in Articles 177 to 181.
229, 230 and 1113	112 to 118	Sections 229, 230 and 1113 deal with potential conflicting interests of directors. We propose to opt-out of these sections as such matters are provided for in Articles 112 to 118.
338(5) and (6)	175 and 177	Sections 338(5) and (6) deal with delivery of financial statements via the website of a company. We propose to opt-out of these sections as such matter is already provided for in Articles 175 and 177.
618(1)(b)	185	Section 618(1)(b) deals with the distribution of property on a winding up of a company. We propose to opt-out of this section as such matter is already provided for in Article 185.
620(8)	168	Section 620(8) stipulates the timeframe for claiming dividends. We propose to opt-out of this section as such matter is already provided for in Article 168.
1090	146 to 152	Section 1090 deals with the rotation of directors. We propose to opt-out of this section as such matter is provided for in Articles 146 to 152.
1092	109	Section 1092 deals with the remuneration of the directors. We propose to opt-out of this section as such matter is provided for in Article 109.

Part II

Summary of amendments being made relating to the passing of the Companies Act 2014 or for administrative or housekeeping reasons

Amendment to current Articles of Association	Reason for amendment
All references to the old Irish company law statutes, which were repealed when the Companies Act 2014 became effective on June 1, 2015 are replaced by references to the Companies Act 2014	To make the Memorandum and Articles of Association consistent with the statutory references in the Companies Act 2014.
Insert references to undenominated capital	In various places in our Articles of Association, the expression “undenominated capital” is being inserted as this expression is now used in the Companies Act 2014 to refer to that part of a company’s issued share capital which is not represented by the nominal (or par) value paid up on a company’s issued shares.
Substitute references to Chairman with references to Chairperson	In various places in our Articles of Association, the expression “Chairman” is being replaced with the expression “Chairperson” as this expression is now used in the Companies Act 2014.
The definition of Adoption Date is being changed to 25 February 2014 (the date the current Articles were adopted)	This is to clarify that the authority granted to the Company relating to euro deferred shares under Article 14 applied from 25 February 2014.
Amendment to Article 5	Article 5 is being amended to clarify that, to the extent permitted by the Companies Act 2014, shares may be allotted by a committee of the Directors or by any other person where such committee or person is authorized by the Directors.
Amendment to Article 7(1)	Article 7(1) is being amended so that it is consistent with the correct statutory references in the Companies Act. It is also being amended to clarify that the authority of the Company to allot and issue relevant securities up to the amount of authorized but unissued share capital as at the date of the adoption of the revised Articles of Association shall expire on 25 February 2019. This expiry date is consistent with the existing authority as it is five years from the date of the adoption of the current Articles of Association in February 2014. Furthermore, it is being amended so that shares that are acquired for nil and held as treasury shares are included in the authority.
Amendment to Article 7(2)	Article 7(2) is being amended so that it is consistent with the correct statutory references in the Companies Act. The authority to disapply statutory pre-emption provisions applies until the expiry date specified in the revised Article 7(1).
Amendment to Article 7(3)	Article 7(3) is being amended to reflect that the instruments permitted to be issued under the Companies Act 2014 are permissible letters of allotment.
Amendment to Article 11	Article 11 is being amended to include the wording “unless the Board resolves, prior to the existence or creation of any relevant arrangement, that the arrangement concerned is to be treated as a purchase of shares pursuant to Article 31.3, in which case the arrangement shall be so executed” has been included to clarify that the Board may effect a repurchase of shares by way of purchase in accordance with Article 31.3 and not only by way of redemption pursuant to Article 11. Article 11 includes further additional wording to clarify that no shareholders’ resolution will be required in the circumstances to deem a share redeemable since section 83 of the Companies Act 2014 provides that, unless otherwise provided in the Articles, the Company will be required to pass a special resolution to convert shares into redeemable shares.
Amendment to Article 18	Article 18 is being updated so that it is consistent with section 99(7) of the Companies Act 2014 which provides that, if a member of a company so requests, such member shall be entitled to receive from the company a share certificate in respect of any shares held by such member.
Amendments to Articles 25 and 26(1)	Articles 25 and 26(1) are being updated to be consistent with section 94(2) of the Companies Act 2014 (which provides that an instrument of transfer must be signed by both the transferor and transferee if the share concerned is not fully paid).
Amendment to Article 29	Article 29 is being updated because the term ‘infant’ is no longer used in Irish legislation.
Amendment to Article 35	Article 35 is being amended to clarify that any treasury shares held by the Company will not be counted in determining the presence of a quorum at a meeting of a specific class of shareholder.

Amendment to current Articles of Association	Reason for amendment
Amendment to Article 38	Article 38 is being updated to reflect the wording in the Companies Act 2014.
Amendment to Article 56	Article 56 is being updated to reflect the wording in section 81(7) of the Companies Act 2014 which deals with forfeiture of shares.
Amendment to Article 64.2	Article 64.2 is being updated to add the wording “, or otherwise required or permitted by applicable law, including without limitation section 83 of the Act,” to clarify that the provision is qualified by applicable law, including section 83 of the Companies Act 2014.
Amendment to Article 79	Article 79 is being updated to: (i) reflect that the distinction between special and ordinary business in general meetings no longer exists under the Companies Act 2014; and (ii) be consistent with section 186 of the Companies Act 2014 (which codifies and updates the legal position as to what constitutes the business of an annual general meeting) while still reflecting what the Company usually regards as the business of the annual general meeting.
Amendment to Article 98	Article 98 is being updated to reflect the wording in section 188(4) of Companies Act 2014 which deals with votes of members.
Amendment to Article 102	Article 102 is being amended to be consistent with sections 183 and 184 of the Companies Act 2014 which prescribe a mandatory form of proxy and new requirements with regard to the timing of the deposit of a proxy.
Amendment to Article 107(1)	Article 107(1) is being amended to be consistent with section 183 of the Companies Act 2014 which prescribes new requirements with regard to the timing of any revocation of a proxy.
Insertion of new wording in Article 113	Sections 228(1)(e) and 228(2) of the Companies Act 2014 codify the common law rules on directors fettering their independent judgment and the new wording in Article 113 makes it clear that section 228(1)(e) will not restrict anything which may be done by our directors in accordance with the prior authorization of our Board.
Insertion of new Article 114	Section 228(1)(d) of the Companies Act 2014 codifies the common law restriction on the use of company property by directors save to the extent permitted by a company’s constitution. The new Article 114 is being inserted so that our directors may continue to use Company property pursuant to or in connection with the exercise or performance of their duties, functions and powers as directors or employees; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorized by our Board from time to time.
Insertion of new wording in Article 116	Section 228(1)(f) of the Companies Act 2014 codifies the common law rule on directors avoiding conflicts of interest in breach of their director’s duties to a company. The additional wording in Article 116 is to clarify that where a director of the Company becomes a director or an officer or otherwise interested in any corporation promoted by the Company or in which the Company may be interested as shareholder or otherwise, the director will not be in breach of this duty if he/she disclosed the position to the Board and the Board approves it.
Substitute references to books of account with references to accounting records.	In various places in our Articles of Association, the expression “proper books of account” is being replaced with the expression “accounting records” as this expression is now used in the Companies Act 2014.
Amendment to Article 177(8)	Article 177(8) is being amended as “audited accounts” are now referred to as “statutory financial statements” in the Companies Act 2014.
Moving the subscription clause from the end of our memorandum of association to the end of our articles of association	As provided for in Schedule 9 of the Companies Act 2014, the subscription clause has been moved from the end of our memorandum of association to the end of our articles of association.

ANNEX 3— AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN

ENDO INTERNATIONAL PLC

AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN

1.	Establishment and Purpose.

The purpose of the Endo International plc Amended and Restated 2015 Stock Incentive Plan, as amended [ ● ], 2017 (the “Plan”) is to promote the interests of the Company and the shareholders of the Company by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling long-term corporate objectives.

2.	Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of Company Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162 (m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, or other Award or otherwise adjust any of the terms applicable to any such Award. Notwithstanding the foregoing, and subject to Sections 4(d) and 4(e), neither the Board of Directors, the Committee nor their respective delegates shall have the authority, without first obtaining the approval of the Company’s shareholders, to (a) re-price (or cancel and/or re-grant) any Option, Stock Appreciation Right or, if applicable, other Award at a lower exercise, base or purchase price, (b) cancel underwater Options or Stock Appreciation Rights in exchange for cash or (c) grant an Option in consideration for, or conditioned on, the delivery of Company Stock to the Company in payment of the exercise price and/or the withholding taxes of an Award. For purposes of this Section 2, Options and Stock Appreciation Rights will be deemed to be “underwater” at any time when the Fair Market Value of the Company Stock is less than the exercise price of the Option or Stock Appreciation Right.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

All decisions, determinations and interpretations of the Committee or the Board of Directors shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board of Directors shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which Participants are located, or in order to comply with the requirements of any foreign stock exchange, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Participants outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws or listing requirements of any such foreign stock exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 4; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other securities law or governing statute or any other applicable law.

3.	Definitions.

(a)	“Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(b)	“Annual Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period of one year or less.

(c)

“Award” shall mean any Option, Restricted Stock, Stock Bonus award, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(d)	“Board of Directors” shall mean the Board of Directors of the Company.

(e)

“Cause” shall mean a termination of a Participant’s service to the Company or any of its Subsidiaries due to (i) the continued failure, after written notice, by such Participant substantially to perform his or her duties with the Company or any of its Subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical illness or injury or mental illness), (ii) the engagement by such Participant in serious misconduct that causes, or in the good faith judgment of the Board of Directors may cause, harm (financial or otherwise) to the Company or any of its Subsidiaries including, without limitation, (A) the disclosure of material secret or confidential information of the Company or any of its Subsidiaries, (B) the potential debarment of the Company or any of its Subsidiaries by the U.S. Food and Drug Administration or any successor agency (the “FDA”), or (C) the possibility that the registration of the Company or any of its Subsidiaries with the U.S. Drug Enforcement Administration or any successor agency (the “DEA”) could be revoked or an application with the DEA could be denied, (iii) the potential debarment of such Participant by the FDA, or (iv) the material breach by the Participant of any agreement between such Participant, on the one hand, and the Company, on the other hand. Notwithstanding the above, with respect to any Participant who is a party to an employment agreement with the Company, Cause shall have the meaning set forth in such employment agreement.

(f)	A “Change in Control” shall be deemed to have occurred upon the first occurrence of an event set forth in any one of the following paragraphs:

(i)

any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii)

the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)

there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)

the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For the avoidance of doubt, any one or more of the above events may be effected pursuant to (A) a compromise or arrangement sanctioned by the court under Chapter 1 of Part 9 of the Companies Act 2014 of the Republic of Ireland or (B) otherwise under Part 9 of the Companies Act 2014 of the Republic of Ireland.

(g)

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(h)

“Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(i)	“Company” shall mean Endo International plc, an Irish public limited company, and, where appropriate, each of its Subsidiaries.

(j)	“Company Stock” shall mean ordinary shares of the Company, par value $.0001 per share.

(k)	“Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability.

(l)	“Effective Date” shall mean the date as of which this Plan, as amended, is adopted by the Board of Directors.

(m)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n)

The “Fair Market Value” of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded on the date of the grant of such Award, or (2) if the shares of Company Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith upon the advice of a qualified valuation expert. In no event shall the fair market value of any share of Company Stock, the Option exercise price of any Option, the appreciation base per share of Company Stock under any Stock Appreciation Right, or the amount payable per share of Company Stock under any other Award, be less than the par value per share of Company Stock.

(o)	“Full Value Award” means any Award, other than an Option or a Stock Appreciation Right, which Award is settled in Stock.

(p)

“Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(q)	“Long Term Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period in excess of one year.

(r)	“Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(s)	“Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(t)	“Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(b).

(u)	“Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(g) hereof other than an Other Stock-Based Award.

(v)

“Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Company Stock pursuant to Section 6(g) hereof, including but not limited to (i) unrestricted Company Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Company Stock from the Company containing terms and conditions prescribed by the Committee.

(w)

“Participant” shall mean an employee, consultant or director of the Company to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

(x)	“Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(y)

“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(z)	“Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(e) hereof.

(aa)

“Retirement” shall mean, in the case of employees, the termination of service to the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach (i) age 55 with ten years of service with the Company, or (ii) age 60 with five years of service with the Company.

(bb)	“Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(cc)	“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(dd)

“Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Company Stock, as specified in the Award or determined by the Committee.

(ee)	“Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 6(e) hereof.

(ff)

“Subsidiary” shall have the meaning set forth in section 7 of the Companies Act 2014 of the Republic of Ireland; provided that, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, an entity shall not be treated as a Subsidiary unless it is also an entity in which the Company has a “controlling interest” (as defined in Treas. Reg. Sec. 1.409A-1(b)(5)(ii)(E)(1)), either directly or through a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, as determined by the Committee.

4.	Stock Subject to the Plan.

(a)	Shares Available for Awards.

The maximum number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be the sum of (in each case, subject to adjustment as provided herein) (i) ten million (10,000,000) shares and (ii) the number of shares becoming available for reuse in accordance with the provisions of Section 4(e) hereof following the date the 2015 Stock Incentive Plan was approved by shareholders. Notwithstanding the forgoing, of the shares reserved for issuance pursuant to clause (i) of the preceding sentence, no more than half of such shares shall be issued as Full Value Awards. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)	Individual Limitation.

To the extent required by Section 162(m) of the Code, the total number of shares of Company Stock subject to Awards granted to any one Participant during any tax year of the Company, shall not exceed one million five hundred thousand (1,500,000) shares (based on highest levels of performance resulting in maximum payout), subject to adjustment as provided herein.

(c)	Director Limitation.

Subject to adjustment as provided by Section 4(d), the maximum Fair Market Value, as of the grant date, of shares of Company Stock subject to Awards granted to a Nonemployee Director in any consecutive twelve month period will be $750,000.

(d)	Adjustment for Change in Capitalization.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), or any other alteration to the capital structure of the Company whether by way of recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Company Stock, securities or other property (including cash) issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section; and provided further that in no event shall the per share exercise price of an Option or subscription price per share of an Award be reduced to an amount that is lower than the par value of a share.

(e)	Reuse of Shares.

Except as set forth below, if any shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares to the Participant, the shares of Company Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan, and upon the exercise of a Stock Appreciation Right, the number of shares of Company Stock reserved and available for issuance under the Plan shall be reduced by the full number of shares of Company Stock with respect to which such award is being exercised. In addition, notwithstanding the forgoing, the shares of Company Stock surrendered or withheld as payment of either the exercise price of an Option (including shares of Company Stock otherwise underlying an Award of a Stock Appreciation Right that are retained by the Company to account for the appreciation base of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5.	Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Committee shall select from time to time, who are employees (including officers of the Company and its Subsidiaries, whether or not they are directors of the Company or its Subsidiaries), Nonemployee Directors, and consultants of the Company and its Subsidiaries; provided, that Incentive Stock Options may be granted only to employees (including officers and directors who are also employees) of the Company or its Subsidiaries.

6.	Awards Under the Plan.

(a)	Agreement.

The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

(b)	Stock Options.

(i)

Grant of Stock Options. The Committee may grant Options under the Plan to purchase shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The exercise price of the share purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price be less than the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted unless such resolution specifies a later date.

(ii)

Notwithstanding the foregoing, if the vesting condition for any Option (other than Options excluded from the minimum vesting requirement as set forth in Section 6(j)) relates exclusively to the passage of time and continued employment, such time period shall not be less than 36 months, with no more than thirty-three and one-third percent (33 1⁄3%) of the Award vesting every 12 months from the date of the Award, subject to Sections 7 and 8. If the vesting condition for any Option, relates to the attainment of specified Performance Goals, such Option shall vest over a performance period of not less than one (1) year, subject to Sections 7 and 8.

(iii)

Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Company Stock to which the Option (and/or each type of Option) relates.

(c)	Special Requirements for Incentive Stock Options.

(i)

To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii)

No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d)	Stock Appreciation Rights.

(i)

The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Company Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Company Stock subject to the related Option shall be reduced by the number of shares of Company Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii)

The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered.

(iii)

The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine, subject to the terms and conditions of the Plan.

(iv)

Notwithstanding the foregoing, if the vesting condition for any Stock Appreciation Right (other than Stock Appreciation Rights excluded from the minimum vesting requirement as set forth in Section 6(j)) relates exclusively to the passage of time and continued employment, such time period shall not be less than 36 months, with no more than thirty-three and one-third percent (33 1/3%) of the Award vesting every 12 months from the date of the Award, subject to Sections 7 and 8. If the vesting condition for any Stock Appreciation Right relates to the attainment of specified Performance Goals, such Stock Appreciation Right shall vest over a performance period of not less than one (1) year, subject to Sections 7 and 8.

(e)	Restricted Stock and Stock Bonus.

(i)

The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion, subject to the terms and conditions of the Plan.

(ii)

Notwithstanding the foregoing, if the vesting condition for any Full Value Award (including an Award of Restricted Stock, but other than any Full Value Awards excluded from the minimum vesting requirement as set forth in Section 6(j)) relates exclusively to the passage of time and continued employment, such time period shall not be less than 36 months, with no more than thirty-three and one-third percent (33 1/3%) of the Award vesting every 12 months from the date of the Award, subject to Sections 7 and 8. If the vesting condition for any Full Value Award (including Award of Restricted Stock) relates to the attainment of specified Performance Goals, such Full Value Award shall vest over a performance period of not less than one (1) year, subject to Sections 7 and 8.

(iii)

Each Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iv)

The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(v)

If and to the extent that the applicable Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Unless otherwise provided in the applicable Agreement, any Company Stock received as a dividend on or in connection with a stock split of the shares underlying a Restricted Stock award shall be subject to the same restrictions as the shares underlying such Restricted Stock award.

(vi)

The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

(f)	Performance Awards.

(i)

The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Performance Awards shall provide that payment shall be made within 2 1⁄2 months after the end of the year in which the Participant has a legally binding vested right to such award.

(ii)

In the event that the Committee grants a Performance Award or other Award (other than Nonqualified Stock Option or Incentive Stock Option or a Stock Appreciation Right) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (a) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the Performance Award relates (but in no event after 25 percent of the period of service has elapsed); (b) the performance goal(s) to which the Performance Award relates may be based on one or more of the following business criteria applied to the Participant and/or a business unit or the Company and/or a Subsidiary: (1) stock appreciation (including, without limitation, total shareholder return and compounded annual growth rate); (2) net revenues; (3) return on total shareholders’ equity; (4) earnings per share of Company Stock; (5) net income (before or after taxes); (6) return on assets (gross or net), return on investment, return on capital or return on equity; (7) earnings from continuing operations; levels of expense, cost or liability; (8) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”); (9) inventory goals; (10) market share; (11) cost reduction goals; (12) business development goals (including without limitation regulatory submissions, product launches and other business development-related opportunities); (13) customer satisfaction goals; (14) employee satisfaction or employee engagement goals; (15) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (16) entry into new markets (either geographically or by business unit); (17) meeting specified market penetration or value added goals; (18) development of new technologies (including patent application or issuance goals); (19) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (20) tax efficiency metrics; (21) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period; and (22) such other criteria as the shareholders of the Company may approve; in each case as applicable, as determined in accordance with generally accepted accounting principles; and (c) once granted, the Committee may not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the Committee, to the extent provided by the Committee at the time the Award is granted or as otherwise permitted under Section 162(m) of the Code, shall have the authority to make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making payment under any award under this Section 6(f), certify in writing that all applicable performance goals have been attained. Notwithstanding anything to the contrary contained in the Plan or in any applicable Agreement, no dividends or dividend equivalents will be paid with respect to unvested Performance Awards.

(g)	Other Stock-or Cash-Based Awards.

(i)

The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the awards shall provide that payment shall be made within 2 1⁄2 months after the end of the year in which the Participant has a legally binding vested right to such award. With respect to Other Cash-Based Awards intended to qualify as performance based compensation under Section 162(m) of the Code, (i) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is an Annual Incentive Award is $5,000,000, (ii) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is a Long Term Incentive Award is the amount set forth in clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve, and (iii) such additional rules set forth in Section 6(f) applicable to Awards intended to qualify as performance-based compensation under Section 162(m) shall apply. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(h)	Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i)

Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award, Stock Bonus award, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion.

(ii)

Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable more than ten (10) years after the date of grant (the “Stated Expiration Date”).

(iii)

Except as provided in Section 7 hereof, no Option or Stock Appreciation Right may be exercised and no ordinary shares underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv)

An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(i) hereof.

(v)

Unless the applicable Agreement provides otherwise, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(i)	Payment of Award Price.

(i)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii)

Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee), (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional, and/or (c) unless otherwise provided in applicable agreement, and as permitted by the Committee and subject to applicable law, on a net-settlement basis with the Company with-

holding the amount of ordinary shares sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (a) of this Section 6(i)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Company Stock to be acquired pursuant to the Award to pay for all of the Company Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Company Stock.

(j)

Minimum Vesting Requirement. Subject to Sections 7 and 8, no Award or portion thereof shall provide for vesting prior to the first anniversary of its date of grant; provided, however, that, notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 5% of the shares of Company Stock available pursuant to Section 4(a) may be granted under the Plan without regard to such minimum vesting provision.

7.	Termination of Service.

(a)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s service to (or in the case of an Incentive Stock Option, the Participant’s employment with) the Company and its Subsidiaries by the Company or its Subsidiary for Cause (or in the case of a Nonemployee Director upon such Nonemployee Director’s failure to be renominated as Nonemployee Director of the Company), the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of service shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof that is vested as of the date of such termination of service, may be given, for a period of thirty (30) days from and including the date of termination service (and shall thereafter terminate). All portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of service, and any other outstanding Award which is not vested as of the date of such termination of service shall terminate upon the date of such termination of service.

(b)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s service to (or in the case of an Incentive Stock Option, the Participant’s employment with) the Company and its Subsidiaries for any reason other than as described in subsection (a), (c), (d) or (e) hereof, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of service may be given, for a period of ninety (90) days from and including the date of termination of service (and shall terminate thereafter). All additional portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of service, and any other outstanding Award which is not vested as of the date of such termination of service shall terminate upon the date of such termination of service.

(c)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant voluntarily Retires with the consent of the Company or the Participant’s service (or in the case of an Incentive Stock Option, the Participant’s employment) terminates due to Disability, all outstanding Options, Stock Appreciation Rights and all other outstanding Awards (except, in the event a Participant voluntarily Retires, with respect to Awards (other than Options and Stock Appreciation Rights) intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code) granted to such Participant shall continue to vest in accordance with the terms of the applicable Agreements. The Participant shall be entitled to exercise each such Option or Stock Appreciation Right and to make any payment, give any notice or to satisfy other condition under each such other Award, in each case, for a period of one (1) year from and including the later of (i) date such entire Award becomes vested or exercisable in accordance with the terms of such Award and (ii) the date of Retirement, and thereafter such Awards or parts thereof shall be canceled. Notwithstanding the foregoing, the Committee may in its sole discretion provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion, and in accordance with Section 409A of the Code, determine (i) for purposes of the Plan, whether any termination of service is a voluntary Retirement with the Company’s consent or is due to Disability for purposes of the Plan, (ii) whether any leave of absence (including any short-term or long-term Disability or medical leave) constitutes a termination of service, or a failure to have remained continuously in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

(d)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant’s service (or in the case of an Incentive Stock Option, the Participant’s employment) terminates by reason of death, or if the Participant’s service terminates under circumstances providing for continued rights under subsection (b), (c) or (e) of this Section 7 and during the period of continued rights described in subsection (b), (c) or (e) the Participant dies, all outstanding Options, Restricted Stock and Stock Appreciation Rights granted to such

Participant shall vest and become fully exercisable, and any payment or notice provided for under the terms of any other outstanding Award may be immediately paid or given and any condition may be satisfied, by the person to whom such rights have passed under the Participant’s will (or if applicable, pursuant to the laws of descent and distribution) for a period of one (1) year from and including the date of the Participant’s death and thereafter all such Awards or parts thereof shall be canceled.

(e)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s service to (or in the case of an Incentive Stock Option, the Participant’s employment with) the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause (including, in case of a Nonemployee Director, the failure to be elected as a Nonemployee Director) or (ii) by the Participant for “good reason” or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of service may be given, for a period of one (1) year from and including the date of termination of service and shall terminate thereafter. Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of service.

(f)

Notwithstanding anything in this Section 7 to the contrary, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8.	Effect of Change in Control.

Unless otherwise determined in an Award Agreement, in the event of a Change in Control:

(a)

With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s service to the Company without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b)

With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c)

For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to shares, the Award instead confers the right to receive common stock of the acquiring entity.

(d)

Notwithstanding any other provision of the Plan, (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per share in the Change in Control over the exercise or purchase price (if any) per share subject to the Award multiplied by (y) the number of shares granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

9.	Miscellaneous.

(a)

Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

(b)

Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Company Stock acquired pursuant to the Plan.

(c)

Notwithstanding any other provision of this Plan, (a) the Company shall not be obliged to issue any shares pursuant to an Award unless at least the par value of such newly issued share has been fully paid in advance in accordance with applicable law (which requirement may mean the holder of an Award is obliged to make such payment) and (b) the Company shall not be obliged to issue or deliver any shares in satisfaction of Awards until all legal and regulatory requirements associated with such issue or delivery have been complied with to the satisfaction of the Committee.

(d)	Awards shall be subject to any compensation recovery policy adopted by the Company from time to time, including, without limitation, policies adopted to comply with applicable law.

10.	No Special Employment Rights; No Right to Award.

(a)

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b)

No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.	Securities Matters.

(a)

The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)

The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.	Withholding Taxes.

(a)

Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

(b)

Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee and subject to applicable law, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld or such other amount that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.	Non-Competition and Confidentiality.

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority.

14.	Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15.	Amendment or Termination of the Plan.

The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite shareholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such shareholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16.	Transfers Upon Death; Nonassignability.

(a)

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b)

During a Participant’s lifetime, the Committee may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.	Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date, but the Plan shall be subject to the requisite approval of the shareholders of the Company. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.	Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.	Participant Rights.

(a)

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a shareholder with respect to any shares covered by any Award until the date of the issuance of a Company Stock certificate to him or her for such shares.

(b)

Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20.	Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21.	No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.	Interpretation.

The Plan is designed and intended to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A to the extent subject thereto and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

                ENDO INTERNATIONAL PLC

                FIRST FLOOR, MINERVA HOUSE

                SIMMONSCOURT ROAD, BALLSBRIDGE

                DUBLIN 4, IRELAND

                ATTN: ORLA DUNLEA

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, Form 10-K, shareholder letters, annual reports and Irish statutory accounts electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Endo International plc, First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E16987-P85846                     KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENDO INTERNATIONAL PLC

The Board of Directors recommends you vote “FOR” the election of all of the following Directors to serve until the next Annual General Meeting of Shareholders or until their successors are duly elected and qualified:

1.	Election of Directors to serve until the next Annual General Meeting of the Shareholders

	Nominees:		For	Against	Abstain

	1a.	Roger H. Kimmel	☐	☐	☐	The Board of Directors recommends you vote “FOR” the following proposals:		For	Against	Abstain

	1b.	Paul V. Campanelli	☐	☐	☐	2.

To approve the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 and to authorize the Board of Directors, acting through the Audit Committee, to determine the independent registered public accounting firm’s remuneration.

								☐	☐	☐
	1c.	Shane M. Cooke	☐	☐	☐
	1d.	Nancy J. Hutson, Ph.D.	☐	☐	☐	3.	To approve, by advisory vote, named executive officer compensation.	☐	☐	☐

	1e.	Michael Hyatt	☐	☐	☐	The Board of Directors recommends you vote “1 YEAR” on the following proposal:	1 Year	2 Years	3 Years	Abstain

	1f.	Douglas S. Ingram	☐	☐	☐	4.	To approve, by advisory vote, the frequency of future advisory votes on named executive officer compensation. ☐	☐	☐	☐

	1g.	William P. Montague	☐	☐	☐	The Board of Directors recommends you vote “FOR” the following proposals:		For	Against	Abstain

	1h.	Todd B. Sisitsky	☐	☐	☐	5.	To approve the amendment of the Company’s Memorandum of Association.	☐	☐	☐

	1i.	Jill D. Smith	☐	☐	☐	6.	To approve the amendment of the Company’s Articles of Association.	☐	☐	☐

						7.	To approve the amendment of the Company’s 2015 Stock Incentive Plan.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method.

					☐

This proxy is solicited on behalf of the Board of Directors. This proxy, when properly executed, will be voted in accordance with the instructions given hereon. If no instructions are given, this proxy will be voted “FOR” election of all the Directors, “FOR” Proposals 2, 3, 5, 6 and 7, “1 YEAR“ on Proposal 4 and as said proxies deem advisable on such other matters as may properly come before the Annual General Meeting and any adjournment(s) or postponement(s) thereof.

Name: [PLEASE PRINT NAME]						Name: [PLEASE PRINT NAME]

Address:						Address:

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2017 ANNUAL GENERAL MEETING ADMISSION TICKET

ENDO INTERNATIONAL PLC

2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Thursday, June 8, 2017

8:00 a.m. (Local Time)

ENDO INTERNATIONAL PLC

First Floor

Minerva House

Simmonscourt Road

Ballsbridge

Dublin 4, Ireland

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Notice and Proxy Statement, Annual Report, Endo International plc Form 10-K, Shareholder Letter and

Irish Statutory Accounts are available at www.proxyvote.com.

E16988-P85846

ENDO INTERNATIONAL PLC

2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

THURSDAY, JUNE 8, 2017 8:00 A.M. (LOCAL TIME)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned ordinary shareholder of Endo International plc, an Irish registered company, hereby (1) acknowledges receipt of the Notice of Annual General Meeting of Shareholders and accompanying Proxy Statement and (2) appoints, as proxies, Paul V. Campanelli and Blaise Coleman, each of c/o Endo International plc, First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland (or either of them) or, if the below table is completed by the undersigned ordinary shareholder, the person(s) named in the first column of the following table with an address as set out in the second column of the following table:

Name of Proxy	Address of Proxy

(If you choose to appoint alternative proxies, please complete the above table with the name and address of such proxies. In default of such completion Paul V. Campanelli and Blaise Coleman or either of them shall be your proxies.)

each with full power of substitution, to attend, speak and vote on behalf of the undersigned as designated on the reverse side, all the ordinary shares of Endo International plc held of record by the undersigned at the close of business on April 13, 2017, at the Annual General Meeting of Shareholders to be held at First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland, on June 8, 2017, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)